                                                                    EXHIBIT 10.5

                                FLUOROWARE, INC.
                          PENSION PLAN TRUST AGREEMENT
                               (1995 Restatement)



                         First Effective January 1, 1973
               As Amended and Restated Effective September 1, 1985 As Amended and Restated Effective September 1, 1995

                                FLUOROWARE, INC.
                          PENSION PLAN TRUST AGREEMENT
                               (1995 Restatement)


                                TABLE OF CONTENTS

                                                                            Page

PREAMBLES .................................................................   1

SECTION 1.   INTRODUCTION .................................................   2

             1.1.   Definitions
                    1.1.1.  Accounts
                            (a)  Total Account
                            (b)  Regular Account
                            (c)  Rollover Account
                            (d)  Transfer Account
                            (e)  Suspense Account
                    1.1.2.  Affiliate
                    1.1.3.  Annual Valuation Date
                    1.1.4.  Beneficiary
                    1.1.5.  Code
                    1.1.6.  Committee
                    1.1.7.  Disability
                    1.1.8.  Effective Date
                    1.1.9.  Eligibility Service
                    1.1.10. Employer
                    1.1.11. Employment Commencement Date
                    1.1.12. ERISA
                    1.1.13. Event of Maturity
                    1.1.14. Fund
                    1.1.15. Hours of Service
                    1.1.16. Investment Manager
                    1.1.17. Normal Retirement Age
                    1.1.18. Participant
                    1.1.19. Period of Service
                    1.1.20. Period of Severance
                    1.1.21. Plan
                    1.1.22. Plan Statement
                    1.1.23. Plan Year
                    1.1.24. Principal Sponsor

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                    1.1.25. Prior Plan Statement
                    1.1.26. Recognized Compensation
                    1.1.27. Recognized Employment
                    1.1.28. Reemployment Commencement Date
                    1.1.29. Severance from Service Date
                    1.1.30. Subfund
                    1.1.31. Trustee
                    1.1.32. Valuation Date
                    1.1.33. Vested
                    1.1.34. Vesting Service
             1.2.   Rules of Interpretation
             1.3.   Transitional Rules

SECTION 2.   ELIGIBILITY AND PARTICIPATION ................................  12

             2.1.   General Eligibility Rule
             2.2.   Special Rule for Former Participants

SECTION 3.   CONTRIBUTIONS AND ALLOCATION THEREOF .........................  13

             3.1.   Employer Contributions
                    3.1.1.  Source of Employer Contributions
                    3.1.2.  Limitation
                    3.1.3.  Form of Payment
             3.2.   Annual Contributions
                    3.2.1.  Amount
                    3.2.2.  Crediting to Accounts
             3.3.   Eligible Participants
             3.4.   Adjustments
                    3.4.1.  Make-Up Contributions for
                            Omitted Participants
                    3.4.2.  Mistaken Contributions
             3.5.   Limitation on Annual Additions
             3.6.   Effect of Disallowance of Deduction or Mistake of Fact

SECTION 4.   INVESTMENT AND ADJUSTMENT OF ACCOUNTS ........................  15

             4.1.   Establishment of Subfunds
                    4.1.1.  Establishing Commingled Subfunds
                    4.1.2.  Individual Subfunds
                    4.1.3.  Operational Rules
                    4.1.4.  Revising Subfunds
             4.2.   Valuation and Adjustment of Accounts
                    4.2.1.  Intermediate Distributions Adjustment
                    4.2.2.  Investment Adjustment
                    4.2.3.  Contribution Adjustment

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                    4.2.4.  Final Distributions Adjustment
                    4.2.5.  Other Rules
             4.3.   Management and Investment of Fund

SECTION 5.   VESTING.......................................................  18

             5.1.   Regular Account
                    5.1.1.  Progressive Vesting
                    5.1.2.  Full Vesting
                    5.1.3.  Forfeiture Event
                    5.1.4.  Special Rule for Partial Distributions
                    5.1.5.  Effect of Break on Vesting
                    5.1.6.  Pre-Effective Date Vesting
             5.2.   Other Accounts

SECTION 6.   MATURITY......................................................  20

             6.1.   Events of Maturity
             6.2.   Disposition of Nonvested Account
                    6.2.1.  Rehire Before Forfeiture
                    6.2.2.  Rehire After Forfeiture
                    6.2.3.  Forfeitures
                    6.2.4.  Restorations

SECTION 7.   DISTRIBUTION.................................................. 22

             7.1.   Application for Distribution
                    7.1.1.  Application Required
                    7.1.2.  Exception for Small Amounts
                    7.1.3.  Exception for Required Distributions
                    7.1.4.  Notices
                    7.1.5.  Direct Rollover
             7.2.   Time of Distribution
                    7.2.1.  Earliest Beginning Date
                    7.2.2.  Required Beginning Date
             7.3.   Forms of Distribution
                    7.3.1.  Forms Available
                    7.3.2.  Presumptive Form
                    7.3.3.  Effect of Reemployment
             7.4.   Designation of Beneficiaries
                    7.4.1.  Right To Designate
                    7.4.2.  Spousal Consent
                    7.4.3.  Failure of Designation
                    7.4.4.  Disclaimers by Beneficiaries
                    7.4.5.  Definitions
                    7.4.6.  Special Rules

                                     -iii-
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             7.5.   Death Prior to Full Distribution
             7.6.   Distribution in Cash
             7.7.   Facility of Payment

SECTION 8.   SPENDTHRIFT PROVISIONS........................................  30

SECTION 9.   AMENDMENT AND TERMINATION.....................................  31

             9.1.   Amendment
             9.2.   Discontinuance of Contributions and Termination of Plan
             9.3.   Merger or Spinoff of Plans
                    9.3.1.  In General
                    9.3.2.  Limitations
                    9.3.3.  Beneficiary Designations
             9.4.   Adoption by Affiliates
                    9.4.1.  Adoption by Consent
                    9.4.2.  Procedure for Adoption
                    9.4.3.  Effect of Adoption

SECTION 10.  CONCERNING THE TRUSTEE........................................  33

             10.1.  Dealings with Trustee
                    10.1.1. No Duty to Inquire
                    10.1.2. Assumed Authority
             10.2.  Compensation of Trustee
             10.3.  Resignation and Removal of Trustee
                    10.3.1. Resignation, Removal and Appointment
                    10.3.2. Automatic Removal
                    10.3.3. Surviving Trustees
                    10.3.4. Successor Organizations
                    10.3.5. Co-Trustee Responsibility
                    10.3.6. Allocation of Responsibility
                    10.3.7. Majority Decisions
             10.4.  Accountings by Trustee
                    10.4.1. Periodic Reports
                    10.4.2. Special Reports
             10.5.  Trustee's Power to Protect Itself on Account of Taxes
             10.6.  Other Trust Powers
             10.7.  Investment Managers
                    10.7.1. Appointment and Qualifications
                    10.7.2. Removal
                    10.7.3. Relation to Other Fiduciaries
             10.8.  No Investment in Employer Real Property
             10.9.  No Investment in Employer Securities

                                      -iv-
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             10.10. Fiduciary Principles
             10.11. Prohibited Transactions
             10.12. Indemnity

SECTION 11.  DETERMINATIONS -- RULES AND REGULATIONS.......................  41

             11.1.  Determinations
             11.2.  Rules and Regulations
             11.3.  Method of Executing Instruments
                    11.3.1. Employer or Committee
                    11.3.2. Trustee
             11.4.  Claims Procedure
                    11.4.1. Original Claim
                    11.4.2. Claims Review Procedure
                    11.4.3. General Rules
             11.5.  Information Furnished by Participants

SECTION 12.  PLAN ADMINISTRATION...........................................  43

             12.1.  Principal Sponsor
                    12.1.1. Officers
                    12.1.2. Chief Executive Officer
                    12.1.3. Board of Directors
             12.2.  Committee
                    12.2.1. Appointment and Removal
                    12.2.2. Automatic Removal
                    12.2.3. Authority
                    12.2.4. Majority Decisions
             12.3.  Limitation on Authority
                    12.3.1. Fiduciaries Generally
                    12.3.2. Trustee
             12.4.  Conflict of Interest
             12.5.  Dual Capacity
             12.6.  Administrator
             12.7.  Named Fiduciaries
             12.8.  Service of Process
             12.9.  Administrative Expenses
             12.10. IRS Qualification

SECTION 13.  IN GENERAL....................................................  46

             13.1.  Disclaimers
                    13.1.1. Effect on Employment
                    13.1.2. Sole Source of Benefits
                    13.1.3. Co-Fiduciary Matters
             13.2.  Reversion of Fund Prohibited

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             13.3.  Contingent Top Heavy Plan Rules
             13.4.  Continuity
             13.5.  Execution in Counterparts

SIGNATURES.................................................................  47

APPENDIX A -- LIMITATION ON ANNUAL ADDITIONS AND ANNUAL BENEFITS........... A-1

APPENDIX B -- CONTINGENT TOP HEAVY PLAN RULES.............................. B-1

APPENDIX C -- QUALIFIED DOMESTIC RELATION ORDERS........................... C-1

APPENDIX D -- HIGHLY COMPENSATED EMPLOYEE................................. D-1

                                FLUOROWARE, INC.
                          PENSION PLAN TRUST AGREEMENT
                               (1995 Restatement)

     THIS AGREEMENT, Made and entered into as of _______________, 1995, by and between FLUOROWARE, INC., a Minnesota corporation (the "Principal Sponsor"), and DANIEL QUERNEMOEN, STAN GEYER and RICHARD G. REVORD, as trustees (collectively, together with their successors, the "Trustee");

     WITNESSETH: That

     WHEREAS, The Principal Sponsor has heretofore established and maintained a money purchase pension plan (the "Plan") which, in most recent amended and restated form, is embodied in a document dated January 15, 1986 and entitled "Fluoroware, Inc. Pension Plan Trust Agreement (1985 Restatement)" (as amended by documents dated August 1, 1989 and October 3, 1989); and

     WHEREAS, The Principal Sponsor has reserved to itself the power to make further amendments of the Plan documents; and

     WHEREAS, It is desired to amend and restate the Plan documents to be a money purchase pension plan in a single document in the manner hereinafter set forth;

     NOW, THEREFORE, The Plan documents are hereby amended and restated, effective as of September 1, 1995, to read in full as follows:

                                    SECTION 1

                                  INTRODUCTION

1.1. Definitions. When the following terms are used herein with initial capital letters, they shall have the following meanings:

     1.1.1. Accounts -- the following Accounts will be maintained under the Plan for Participants:

     (a) Total Account -- for convenience of reference, a Participant's entire interest in the Fund, including the Participant's Regular Account, Rollover Account and Transfer Account (but excluding the Participant's interest in a Suspense Account).

     (b) Regular Account -- the Account maintained for each Participant to which is credited the Participant's allocable share of the Employer contributions made pursuant to Section 3.2 (or comparable provisions of the Prior Plan Statement, together with any increase or decrease thereon.

     (c) Rollover Account -- the Account maintained for each Participant to which were credited the Participant's rollover contributions made under the Prior Plan Statement, together with any increase or decrease thereon.

     (d) Transfer Account -- the Account maintained for each Participant to which is credited the Participant's interest, if any, transferred from another qualified plan by the trustee of such other plan pursuant to an agreement made under Section 9.3 and not credited to any other Account pursuant to such agreement (or another provision of this Plan Statement), together with any increase or decrease thereon.

     (e) Suspense Account -- the Account maintained for each Participant to which is credited the portion of the Participant's Regular Account which is not Vested upon the occurrence of an Event of Maturity (pending reemployment or forfeiture pursuant to Section 6.2), together with any increase or decrease thereon.

     1.1.2. Affiliate -- a business entity which is under "common control" with the Employer or which is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c) and (m) of the Code. A business entity which is a predecessor to the Employer shall be treated as an Affiliate if the Employer maintains a plan of such predecessor business entity or if, and to the extent that, such treatment is otherwise required by regulations under section 414(a) of the Code. A business entity shall also be treated as an Affiliate if, and to the extent that, such treatment is required by regulations under section 414(o) of the Code. In addition to said required treatment, the Principal Sponsor may, in its discretion, designate as an Affiliate any business entity which is not such a

"common control," "affiliated service group" or "predecessor" business entity but which is otherwise affiliated with the Employer, subject to such limitations as the Principal Sponsor may impose.

     1.1.3. Annual Valuation Date -- each August 31.

     1.1.4. Beneficiary -- a person designated by a Participant (or automatically by operation of this Plan Statement) to receive all or a part of the Participant's Vested Total Account in the event of the Participant's death prior to full distribution thereof. A person so designated shall not be considered a Beneficiary until the death of the Participant.

     1.1.5. Code -- the Internal Revenue Code of 1986, including applicable regulations for the specified section of the Code. Any reference in this Plan Statement to a section of the Code, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

     1.1.6. Committee -- the committee established in accordance with the provisions of Section 12.2, known as the Administrative Committee.

     1.1.7. Disability -- a medically determinable physical or mental impairment which: (i) renders the individual incapable of performing any substantial gainful employment, (ii) can be expected to be of long-continued and indefinite duration or result in death, and (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Committee. In lieu of such a certification, the Committee may accept, as proof of Disability, the official written determination that the individual will be eligible for disability benefits under the federal Social Security Act as now enacted or hereinafter amended (when any waiting period expires). The Committee shall determine the date on which the Disability shall have occurred if such determination is necessary.

     1.1.8. Effective Date -- September 1, 1995, subject to Section 1.3.

     1.1.9. Eligibility Service -- a measure of an employee's service with the Employer and all Affiliates (stated as a number of years) which is equal to the number of computation periods for which the employee is credited with one thousand (1,000) or more Hours of Service; subject, however, to the following rules:

     (a) Computation Periods. The computation periods for determining Eligibility Service shall be the twelve (12) consecutive month period beginning with the date the employee first performs an Hour of Service and all Plan Years beginning after such date (irrespective of any termination of employment and subsequent reemployment).

     (b) Completion. A year of Eligibility Service shall be deemed completed only as of the last day of the computation period (irrespective of the date in such period that the employee completed one thousand Hours of Service). (Fractional years of Eligibility Service shall not be credited.)

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     (c)  Pre-Effective Date Service. Eligibility Service shall be credited for
          Hours of Service earned and computation periods completed before September 1, 1995 under the Prior Plan Statement.

     (d) Pre-Effective Date Breaks in Service. Eligibility Service cancelled before September 1, 1995 by operation of the Plan's break in service rules as they existed before September 1, 1995 shall continue to be cancelled on and after September 1, 1995.

     1.1.10. Employer -- the Principal Sponsor, any business entity that adopts the Plan pursuant to Section 9.4, and any successor thereof that adopts the Plan.

     1.1.11. Employment Commencement Date -- the date upon which an employee first performs one (1) Hour of Service for the Employer or an Affiliate (without regard to whether such Hour of Service is performed in Recognized Employment or otherwise).

     1.1.12. ERISA -- the Employee Retirement Income Security Act of 1974, including applicable regulations for the specified section of ERISA. Any reference in this Plan Statement to a section of ERISA, including the applicable regulation, shall be considered also to mean and refer to any subsequent amendment or replacement of that section or regulation.

     1.1.13. Event of Maturity -- any of the occurrences described in Section 6 by reason of which a Participant or Beneficiary may become entitled to a distribution from the Plan.

     1.1.14. Fund -- the assets of the Plan held by the Trustee from time to time, including all contributions and the investments and reinvestments, earnings and profits thereon, whether invested under the general investment authority of the Trustee or under the terms applicable to any Subfund established pursuant to Section 4.1.

     1.1.15. Hours of Service -- a measure of an employee's service with the Employer and all Affiliates, determined for a given computation period and equal to the number of hours credited to the employee according to the following rules:

     (a) Paid Duty. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours shall be credited to the employee for the computation period or periods in which the duties are performed or, if different, to the computation period or periods in which the employee is paid for such hours; provided, however, that no hours will be credited to the computation period or periods in which the employee is paid for such hours unless the Hours of Service to be credited are in connection with a period of no more than thirty-one (31) days that extends beyond the computation period or periods in which the duties are performed.

     (b) Paid Nonduty. An Hour of Service shall be credited for each hour for which the employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to paid time off ("PTO"), vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that:

          (i) no more than five hundred one (501) Hours of Service shall be credited on account of a single continuous period during which the employee performs no duties (whether or not such period occurs in a single computation period),

          (ii) no Hours of Service shall be credited on account of payments made under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation or disability insurance laws,

         (iii) no Hours of Service shall be credited on account of payments which solely reimburse the employee for medical or medically related expenses incurred by the employee, and

          (iv) payments shall be deemed made by or due from the Employer or an Affiliate whether made directly or indirectly from a trust fund or an insurer to which the Employer or an Affiliate contributes or pays premiums.

          These hours shall be credited to the employee for the computation period for which payment is made or, if the payment is not computed by reference to units of time, the hours shall be credited to the first computation period in which the event, for which any part of the payment is made, occurred.

     (c) Back Pay. An Hour of Service shall be credited for each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer or an Affiliate. The same Hours of Servicecredited under paragraph (a) or (b) shall not be credited under this paragraph (c). The crediting of Hours of Service under this paragraph (c) for periods and payments described in paragraph (b) shall be subject to all the limitations of that paragraph. These hours shall be credited to the employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

     (d)  Unpaid Absences.

          (i) Military Leaves. During service in the Armed Forces of the United States, if the employee both entered such service and returned to employment with the Employer or an Affiliate from such service under circumstances entitling the employee to reemployment rights granted veterans under federal law, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age within the time prescribed by law for the retention of veteran's reemployment rights, such Hours of Service shall not be credited.

          (ii) Leaves of Absence. If (and to the extent that) the Administrative Committee so provides in rules, during each unpaid leave of absence authorized by the Employer or an Affiliate for Plan purposes under such rules, the employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence; provided, however, that if the employee does not return to employment for any reason other than death, Disability or attainment of Normal Retirement Age at the expiration of the leave of absence, such Hours of Service shall not be credited.

         (iii) Parenting Leaves. To the extent not otherwise credited, Hours of Service shall be credited to an employee for any period of absence from work beginning in Plan Years commencing after August 31, 1985, due to pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee or for the purpose of caring for such child for a period beginning immediately following such birth or placement. The employee shall be credited with the number of Hours of Service which otherwise would normally have been credited to such employee but for such absence. If it is impossible to determine the number of Hours of Service which would otherwise normally have been so credited, the employee shall be credited with eight (8) Hours of Service for each day of such absence. In no event, however, shall the number of Hours of Service credited for any such absence exceed five hundred one (501) Hours of Service. Such Hours of Service shall be credited to the computation period in which such absence from work begins if crediting all or any portion of such Hours of Service is necessary to prevent the employee from incurring a One-Year Break in Service in such computation period. If the crediting of such Hours of Service is not necessary to prevent the occurrence of a One- Year Break in Service in that computation period, such Hours of Service shall be credited in the immediately following computation period (even though no part of such absence may have occurred in such subsequent computation period). These Hours ofService shall not be credited until the employee furnishes timely information which may be reasonably required by the Committee to establish that the absence from work is for a reason for which these Hours of Service may be credited.

     (e) Special Rules. For periods prior to September 1, 1976, Hours of Service may be determined using whatever records are reasonably accessible and by making whatever calculations are necessary to determine the approximate number of Hours of Service completed during such prior period. To the extent not inconsistent with other provisions hereof, Department of Labor regulations 29 C.F.R. (S) 2530.200b-2(b) and (c) are hereby incorporated by reference herein. To the extent required under section 414 of the Code, services of leased employees, leased owners, leased managers, shared employees, shared leased employees and other similar classifications by the Employer or an Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining Eligibility Service and One-Year Breaks in Service as applied to Eligibility Service.

     (f) Equivalency for Exempt Employees. Notwithstanding anything to the contrary in the foregoing, the Hours of Service for any employee for whom the Employer or an Affiliate is not otherwise required by state or federal "wage and hour" or other law to count hours worked shall be credited on the basis that, without regard to the employee's actual hours, such employee shall be credited with one hundred ninety (190) Hours of Service for a calendar month if, under the provisions of this Section (other than this paragraph), such employee would be credited with at least one (1) Hour of Service during that calendar month.

     1.1.16. Investment Manager -- the person or persons, other than the Trustee, appointed pursuant to Section 10.7 to manage all or a portion of the Fund or any Subfund.

     1.1.17. Normal Retirement Age -- the date a Participant attains age sixty-five (65) years.

     1.1.18. Participant -- an employee of the Employer who becomes a Participant in the Plan in accordance with the provisions of Section 2 or any comparable provision of the Prior Plan Statement. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed in Recognized Employment and upon which the Participant no longer has any Account under the Plan (that is, the Participant has both received a distribution of all of the Participant's Vested Total Account, if any, and the Participant's Suspense Account, if any, has been forfeited and disposed of as provided in Section 6.2). An employee who has not become a Participant in the Plan in accordance with the provisions of Section 2 and who made a rollover contribution to the Plan under the Prior Plan Statement shall be considered a Participant solely for the purpose of making the rollover contribution and receiving a distribution upon an Event of Maturity in accordance with the provisions of Section 7.

     1.1.19. Period of Service -- a measure of an employee's employment with the Employer and all Affiliates which is equal to the period commencing on the employee's Employment

Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the next following Severance from Service Date; provided, however:

     (a) Aggregation. Unless some or all of an employee's service may be disregarded pursuant to other rules of this Plan Statement, all discontinuous Periods of Service shall be aggregated in determining the total of an employee's Period of Service. A Period of Service shall be stated in yearsand days and when aggregating discontinuous periods of less than one (1) year, three hundred sixty-five (365) days shall equal one (1) year.

     (b) Service Spanning No. 1. If an employee quits, is discharged or retires from service with the Employer and all Affiliates and performs an Hour of Service within the twelve (12) months following the Severance from Service Date, that Period of Severance shall be deemed to be a Period of Service.

     (c) Service Spanning No. 2. If an employee severs from service by reason of a quit, a discharge or retirement during the first twelve (12) months of an absence from service for any reason other than a quit, a discharge, retirement or death, and then performs an Hour of Service within the twelve (12) months following the date on which the employee was first absent from service, the Period of Severance shall be deemed to be a Period of Service.

     (d) Leased Employees. To the extent required under section 414 of the Code, services of leased employees, leased owners, leased managers, shared employees, shared leased employees and other similar classifications by the Employer or an Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining Vesting Service and Periods of Severance as applied to Vesting Service.

     1.1.20. Period of Severance -- the period of time commencing on an employee's Severance from Service Date and ending on the date on which that employee next again performs an Hour of Service for the Employer or for an Affiliate (without regard to whether such Hour of Service is performed in Recognized Employment or otherwise). A Period of Severance shall be stated in years and days.

     Notwithstanding the foregoing, for the limited purpose of determining the length of a Period of Severance, the Severance from Service Date for an employee shall be advanced during any period of an absence from work (which began after December 31, 1984) due to the pregnancy of the employee, the birth of a child of the employee, the placement of a child with the employee in connection with the adoption of such child by the employee, or for the purpose of caring for such child for a period beginning immediately following such birth or placement. In no event, however, shall the Severance from Service Date be advanced under the foregoing sentence to a date that is later than the last day of the calendar month which is two (2) years after the first of such absence. This adjustment in the Severance from Service Date shall not be made until the employee furnishes timely information which may be reasonably required by the Committee to establish that the absence from work is for a reason for which this adjustment will be made.

     1.1.21. Plan -- the tax-qualified money purchase pension plan of the Employer established for the benefit of employees eligible to participate therein, as first set forth in the Prior Plan Statement and as amended and restated in this Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employer and not to the documents pursuant to which the Plan is maintained. Those documents are referred to herein as the "Prior Plan Statement" and the "Plan Statement.") The Plan shall be referred to as the "FLUOROWARE, INC. PENSION PLAN."

     1.1.22. Plan Statement -- this document entitled "FLUOROWARE, INC. PENSION PLAN TRUST AGREEMENT (1995 Restatement)" as adopted by the Principal Sponsor generally effective as of September 1, 1995, as the same may be amended from time to time.

     1.1.23. Plan Year -- the twelve (12) consecutive month period ending on any Annual Valuation Date.

     1.1.24. Principal Sponsor -- Fluoroware, Inc., a Minnesota corporation.

     1.1.25. Prior Plan Statement -- the series of documents pursuant to which the Plan was established effective as of January 1, 1973, and operated thereafter until the Effective Date.

     1.1.26. Recognized Compensation -- wages within the meaning of section 3401(a) of the Code for purposes of federal income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code) and paid to the Participant by the Employer for the applicable period; subject, however, to the following:

     (a) Included Items. In determining a Participant's Recognized Compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of
          the Code including elective contributions authorized by the Participant under a Retirement Savings Agreement, a cafeteria plan or any other qualified cash or deferred arrangement under section 401(k) of the Code.

     (b) Excluded Items. In determining a Participant's Recognized Compensation there shall be excluded all of the following: (i) reimbursements or other expense allowances (including all living and other expenses paid on account of the Participant being on foreign assignment), (ii) welfare and fringe benefits (both cash and noncash) including third-party sick pay (i.e., short-term and long- term disability insurance benefits), income imputed from insurance coverages and premiums, employee discounts and other similar amounts, payments for vacation or sick leave accrued but not taken, final payments on account of termination of employment (i.e., severance payments), except that final payments on account of settlement for accrued but unused paid time off shall be taken into account in determining a Participant's Recognized Compensation, (iii) moving expenses, (iv) deferred compensation (both when deferred and when received), (v) all bonuses except the Twelve-Hour Equalization Bonus, (vi) all commissions, (vii) all overtime, and (viii) the value of a qualified or a non-qualified stock option granted to a Participant by the Employer to the extent such value is includable in the Participant's taxable income.

     (c) Pre-Participation Employment. Remuneration paid by the Employer attributable to periods prior to the date the Participant became a Participant in the Plan shall not be taken into account in determining the Participant's Recognized Compensation.

     (d) Non-Recognized Employment. Remuneration paid by the Employer for employment that is not Recognized Employment shall not be taken into account in determining a Participant's Recognized Compensation.

     (e) Attribution to Periods. A Participant's Recognized Compensation shall be considered attributable to the period in which it is actually paid and not when earned or accrued; provided, however, amounts earned but not paid in a Plan Year because of the timing of pay periods and pay days may be included in the Plan Year when earned if these amounts are paid during the first few weeks of the next Plan Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated Participants and no amount is included in more than one Plan Year.

     (f) Excluded Periods. Amounts received after the Participant's termination of employment shall not be taken into account in determining a Participant's Recognized Compensation.

     (g) Multiple Employers. If a Participant is employed by more than one Employer in a Plan Year, a separate amount of Recognized Compensation shall be determined for each Employer.

     (h) Annual Maximum. A Participant's Recognized Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code. In determining a Participant's Recognized Compensation, the rules of section 414(q)(6) of the Code apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and lineal descendants of the Participant who have not attained age nineteen (19) years before the close of the Plan Year. If Participants are aggregated as such family members (and do not otherwise agree in writing), the Recognized Compensation of each family member shall equal the annual compensation limit under section 401(a)(17) of the Code multiplied by a fraction, the numerator of which is such family member's Recognized Compensation (before application of such annual compensation limit) and the denominator of which is the total Recognized Compensation (before application of such annual compensation limit) of all such family members. For purposes of the foregoing, the annual compensation limit under section 401(a)(17) of the Code shall be Two Hundred Thousand Dollars ($200,000) (as adjusted under the Code for cost of living increases) for Plan Years beginning before January 1, 1994, and shall be One Hundred and Fifty Thousand Dollars ($150,000) (as so adjusted) for Plan Years beginning on or after January 1, 1994.

     1.1.27. Recognized Employment -- all employment with the Employer, excluding, however, employment classified by the Employer as:

     (a) employment in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and a union representing that unit of employees, unless (and to the extent) such collective bargaining agreement provides for the inclusion of those employees in the Plan,

     (b) employment of a nonresident alien who is not receiving any earned income from the Employer which constitutes income from sources within the United States,

     (c) employment in a division or facility of the Employer which is not in existence on September 1, 1985 (that is, was acquired, established, founded or produced by the liquidation or similar discontinuation of a separate subsidiary after September 1, 1985) unless and until the Committee shall declare such employment to be Recognized Employment,

     (d) employment of a United States citizen or a United States resident alien outside the United States unless and until the Committee shall declare such employment to be Recognized Employment,

     (e)  employment as a temporary employee,

     (f) services of a person who is not a common law employee of the Employer including, without limiting the generality of the foregoing, services of a leased employee, leased owner, leased manager, shared employee, shared leased employee or other similar classification, and

     (g) employment of a highly compensated employee (as defined in section 414 of the Code) to the extent agreed to in writing by the employee.

     1.1.28. Reemployment Commencement Date -- the date upon which an employee first performs an Hour of Service for the Employer or for an Affiliate following a Period of Severance that is not deemed to be a Period of Service (without regard to whether such Hour of Service is performed in Recognized Employment or otherwise).

     1.1.29. Severance from Service Date -- the earlier of:

     (a) the date upon which an employee quits, is discharged or retires from service with the Employer and all Affiliates, or dies; or

     (b) the date which is the first anniversary of the first day of a period in which an employee remains continuously absent from service (with or without pay) with the Employer and all Affiliates for any reason other than a quit, a discharge, retirement or death, such as vacation, holiday, sickness, disability, leave of absence or layoff.

     1.1.30. Subfund -- a separate pool of assets of the Fund set aside for investment purposes under Section 4.1.

     1.1.31. Trustee -- the Trustees originally named hereunder and their successors or successor in trust. Where the context requires, Trustee shall also mean and refer to any one or more co-trustees serving hereunder.

     1.1.32. Valuation Date -- the Annual Valuation Date and such additional dates, if any, as the Committee, in its discretion, may determine under rules.

     1.1.33. Vested -- nonforfeitable, i.e., a claim obtained by a Participant or the Participant's Beneficiary to that part of an immediate or deferred benefit hereunder which arises from the Participant's service, which is unconditional and which is legally enforceable against the Plan.

     1.1.34. Vesting Service -- a measure of an employee's service with the Employer and all Affiliates; subject, however, to the following rules:

     (a) Period of Service. Except as provided below, an employee's Vesting Service as of any date shall be equal to the employee's Period of Service determined as of that same date.

     (b)  Vesting in Pre-Five Year Severance Accounts. If an employee has a five
          (5) year (or longer) Period of Severance, the employee's Regular Account shall be divided into the portion attributable to Employer contributions allocated with respect to employment before such Period of Severance and the portion attributable to Employer contributions allocated with respect to employment after such Period of Severance and employment after such five (5) year (or longer) Period of Severance shall not be taken into account in computing the Vested percentage in the employee's Regular Account attributable to Employer contributions allocated with respect to employment before such five
          (5) year (or longer) Period of Severance.

     (c) Vesting in Post-Five Year Severance Accounts. Except as provided in the following sentences of this paragraph, if an employee has a Period of Severance and returns thereafter to employment with the Employer or an Affiliate, both employment before and employment after such Period of Severance shall be taken into account in computing the Vested percentagein the employee's Regular Account attributable to Employer contributions allocated with respect to employment after such Period of Severance. If, however, the employee does not have any Vested interest in a Regular Account upon the occurrence of a Period of Severance which equals or exceeds in length the greater of five (5) years or the employee's prior Vesting Service, such prior Vesting Service shall be disregarded. Any Vesting Service disregarded by a prior application of this paragraph need not thereafter be taken into account.

1.2. Rules of Interpretation. An individual shall be considered to have attained a given age on the individual's birthday for that age (and not on the day before). The birthday of any individual born on a February 29 shall be deemed to be February 28 in any year that is not a leap year. Notwithstanding any other provision of this Plan Statement or any election or designation made under the Plan, any individual who feloniously and intentionally kills a Participant or Beneficiary shall be deemed for all purposes of this Plan and all elections and designations made under this Plan to have died before such Participant or Beneficiary. A final judgment of conviction of felonious and intentional killing is conclusive for the purposes of this Section. In the absence of a conviction of felonious and intentional killing, the Committee shall determine whether the killing was felonious and intentional for the purposes of this Section. Whenever appropriate, words used herein in the singular may be read in the plural, or words used herein in the plural may be read in the singular; the masculine may include the feminine and the feminine may include the masculine; and the words "hereof," "herein" or "hereunder" or other similar compounds of the word "here" shall mean and refer to this entire Plan Statement and not to any particular paragraph or Section of this Plan Statement unless the context clearly indicates to the contrary. The titles given to the various Sections of this Plan Statement are inserted for convenience of reference only and are not part of this Plan Statement, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Any reference in this Plan Statement to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation. This document has been executed and delivered in the State of Minnesota and has been drawn in conformity to the laws of that State and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.

1.3. Transitional Rules. Notwithstanding the general effective date of Section 1.1.8, the following Section of the Plan Statement is effective January 1, 1987:
3.5; and the following Sections of the Plan Statement are effective September 1, 1987: 3.1.1, 3.2.1, Appendix A, Appendix B, Appendix C and Appendix D. Notwithstanding the general effective date of Section 1.1.8, the following Sections of the Plan Statement are effective for Plan Years beginning on or after September 1, 1989: 1.1.15(e), 10.6(a), 10.6(d), 10.6(h), 10.6(q), 10.6(r),
11.1 and 12.10. Notwithstanding the general effective date of Section 1.1.8, the following Sections of the Plan Statement are effective for distributions occurring on or after January 1, 1993: 7.1.4 and 7.1.5. Notwithstanding the general effective date of Section 1.1.8, Section 7.2 is effective for Plan Years beginning on or after September 1, 1994.

                                    SECTION 2

                          ELIGIBILITY AND PARTICIPATION

2.1. General Eligibility Rule. Each employee shall become a Participant on the first day (commencing with the Effective Date) next following the date as of which the employee has completed one (1) year of Eligibility Service, if the employee is then employed in Recognized Employment. If the employee is not then employed in Recognized Employment, the employee shall become a Participant on the first date thereafter upon which the employee enters Recognized Employment.

2.2. Special Rule for Former Participants. A Participant whose employment with the Employer terminates and who subsequently is reemployed by the Employer shall immediately reenter the Plan as a Participant upon the Participant's return to Recognized Employment.

                                    SECTION 3

                      CONTRIBUTIONS AND ALLOCATION THEREOF

3.1. Employer Contributions.

     3.1.1. Source of Employer Contributions. All Employer contributions to the Plan may be made without regard to profits.

     3.1.2. Limitation. The contribution of the Employer to the Plan for any year, when considered in light of its contribution for that year to all other tax-qualified plans it maintains, shall, in no event, exceed the maximum amount deductible by it for federal income tax purposes as a contribution to a tax-qualified money purchase pension plan under section 404 of the Code. Each such contribution to the Plan is conditioned upon its deductibility for such purpose.

     3.1.3. Form of Payment. The appropriate contribution of the Employer to the Plan, determined as herein provided, shall be paid to the Trustee and may be paid either in cash or in common shares of the Employer or of any successor or in other assets of any character of a value equal to the amount of the contribution or in any combination of the foregoing ways.

3.2. Annual Contributions.

     3.2.1. Amount. The amount of the Employer contribution made for each eligible Participant under Section 3.3 for each Plan Year shall be equal to seven percent (7%) of the eligible Participant's Recognized Compensation. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year which ends nearest to the Plan Year end.

     3.2.2. Crediting to Accounts. The Employer contribution made for a Participant shall be credited to such Participant's Employer Contributions Account as of the Annual Valuation Date in the Plan Year for which such contribution is made, or if earlier, the Valuation Date coincident with or next following the date as of which such contribution is received by the Trustee.

3.3. Eligible Participants. For purposes of this Section 3, a Participant shall be an eligible Participant for a Plan Year only if:

     (a) such Participant is credited with at least one thousand (1,000) Hours of Service for such Plan Year, or

     (b) such Participant terminated the Participant's employment with the Employer within the Plan Year due to the Participant's death, retirement at or after Normal Retirement Age or Disability.

No other Participant shall be an eligible Participant.

3.4.   Adjustments.

     3.4.1. Make-Up Contributions for Omitted Participants. If, after the Employer's annual contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an employee who should have been considered a Participant) who should have been entitled to share in such contribution received no allocation or received an allocation which was less than the Participant should have received, the Committee may, at its election, and in lieu of reallocating such contribution, direct the Employer to make a special make-up contribution for the Account ofsuch Participant in an amount adequate to provide the same addition to the Participant's Account for such Plan Year as the Participant should have received.

     3.4.2. Mistaken Contributions. If, after the Employer's annual contribution for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an individual who was not a Participant) received an allocation which was more than the Participant should have received, the Committee may direct that the mistaken contribution, adjusted for its pro rata share of any net loss or net gain in the value of the Fund which accrued while such mistaken contribution was held therein, shall be withdrawn from the Account of such individual and retained in the Fund and used to reduce the amount of the next succeeding contribution of the Employer to the Fund due after the determination that such mistaken contribution had occurred.

3.5. Limitation on Annual Additions. In no event shall amounts be allocated to the Account of any Participant if, or to the extent, such amounts would exceed the limitations set forth in Appendix A to this Plan Statement.

3.6. Effect of Disallowance of Deduction or Mistake of Fact. All Employer contributions to the Plan are conditioned on their qualification for deduction for federal income tax purposes under section 404 of the Code. If any such deduction should be disallowed, in whole or in part, for any Employer contribution to the Plan for any year, or if any Employer contribution to the Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact. The Principal Sponsor shall direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be. If the return of such amount would cause the balance of any Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken amount not been contributed, however, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

                                   SECTION 4

                      INVESTMENT AND ADJUSTMENT OF ACCOUNTS

4.1. Establishment of Subfunds.

     4.1.1. Establishing Commingled Subfunds. At the direction of the Committee, the Trustee shall divide the Fund into two (2) or more Subfunds, which shall serve as vehicles for the investment of Participants' Accounts and which shall be managed either by the Trustee or by the Investment Manager, as the Committee shall determine. The Committee shall determine, with the advice of the Trustee or such Investment Manager, the general investment characteristics and objectives of each Subfund. The Trustee or Investment Manager, as the case may be, shall have complete investment discretion over each Subfund assigned to it, subject only to the general investment characteristics and objectives established for the particular Subfund. Until otherwise determined by the Committee, the Subfunds to be maintained hereunder shall consist of the separate investment funds established and maintained under the Prior Plan Statement.

     4.1.2. Individual Subfunds. The Committee also may (but is not required to) establish additional Subfunds that consist solely of all or a part of the assets of a single Participant's Total Account, which assets the Participant controls by investment directives to the Trustee and which may not be commingled with the assets of any other Participant's Accounts. In no event, however, shall the Participant be allowed to direct the investment of assets in such individual Subfund in any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other similar tangible personal property if the investment in such property shall have been prohibited by the Secretary of the Treasury.

     Notwithstanding anything apparently to the contrary in Section 10.6, each Participant and each Beneficiary for whom an individually directed Subfund is maintained shall be responsible for the exercise of any voting or similar rights which exist with respect to assets in such individually directed Subfund. The Trustee shall cooperate with Participants and Beneficiaries to permit them to exercise such rights. The Trustee shall not independently exercise such rights. Any Beneficiary of a deceased Participant with an individually directed Subfund shall have the responsibility to direct investments for such Subfund until the Beneficiary directs the Trustee otherwise in writing.

     4.1.3. Operational Rules. In accordance with rules, the Committee shall determine the circumstances under which a particular Subfund may be elected, or shall be automatically utilized, the minimum or maximum amount or percentage of an Account which may be invested in a particular Subfund, the procedures for making or changing investment elections, the extent (if any) to which Beneficiaries of deceased Participants may make investment elections and the effect of a Participant's or Beneficiary's failure to make an effective election with respect to all or any portion of an Account.

     4.1.4. Revising Subfunds. The Committee shall have the power, from time to time, to dissolve Subfunds, to direct that additional Subfunds be established and, under rules, to withdraw or limit participation in a particular Subfund. In connection with the power to commingle reserved to the Trustee under Section 10.6, the Committee shall also have the power to direct the Trustee to consolidate any separate Subfunds hereunder with any other separate Subfunds having the same investment objectives which are established under any other retirement plan trust fund of the Employer or any business entity affiliated in ownership or management with the Employer of which the Trustee is trustee and which are managed by the Trustee or the same Investment Manager.

4.2. Valuation and Adjustment of Accounts. The Trustee shall value each Subfund as of each Valuation Date, which valuation shall reflect, as nearly as possible, the then fair market value of the assets comprising such Subfund (including income accumulations therein). In makingsuch valuations the Trustee may rely upon information supplied by any Investment Manager having investment responsibility over the particular Subfund.

As of each Valuation Date (the "current Valuation Date"), the value of each Account or portion of an Account invested in a particular Subfund, including Suspense Accounts, determined as of the immediately preceding Valuation Date (the "initial Account value") shall be increased (or decreased) by the following adjustments made in the following sequence:

     4.2.1. Intermediate Distributions Adjustment. The initial Account value shall be reduced by the total amount:

     (a) distributed in fact to (or with respect to) the Participant from such Account, and

     (b) transferred from such Account to another Account of that Participant (or any other Participant) within the Plan (including amounts transferred to other Subfunds) or to the trustee of another plan pursuant to an arrangement contemplated under Section 9.3, and

     (c) paid as expenses incurred by the Plan which were charged specifically against that Account (as distinguished from being a general charge against the assets of the Subfund),

as of a date subsequent to the immediately preceding Valuation Date but prior to the current Valuation Date.

     4.2.2. Investment Adjustment. The initial Account value (as adjusted above) shall be increased (or decreased) for its proportionate share of:

     (a) all the realized and unrealized gains and losses on the assets of the Subfund, and

     (b)  all the income earned by the Subfund, and

     (c) all the expenses incurred by the Plan and paid generally from the Subfund (rather than charged specifically against a particular Account),

as of a date subsequent to the immediately preceding Valuation Date but not later than the current Valuation Date.

     4.2.3. Contribution Adjustment. The initial Account value (as adjusted above) shall be increased by the total amount:

     (a)  allocated to such Account under Section 3, and

     (b) transferred into such Account from another Account of that Participant (or any other Participant) within the Plan (including amounts transferred from other Subfunds) or from the trustee of another plan pursuant to an arrangement contemplated under Section 9.3, as of a date subsequent to the immediately preceding Valuation Date but not later than the current Valuation Date.

     4.2.4. Final Distributions Adjustment. The initial Account value (as adjusted above) shall be reduced by the total amount:

     (a) distributed in fact to (or with respect to) the Participant from such Account, and

     (b) transferred from such Account to another Account of that Participant (or any other Participant) within the Plan (including amounts transferred to other Subfunds) or to the trustee of another plan pursuant to an arrangement contemplated under Section 9.3, and

     (c) paid as expenses incurred by the Plan which were charged specifically against that Account (as distinguished from being a general charge against the assets of the Subfund),

as of the current Valuation Date.

     4.2.5. Other Rules. Notwithstanding the foregoing, the Committee and the Trustee may agree in writing to revised rules or additional rules for the adjustment of Accounts including, without limiting the generality of the foregoing, the times when contributions shall be credited under Section 3 for the purposes of allocating gains or losses under this Section 4.

4.3. Management and Investment of Fund. The Fund in the hands of the Trustee, together with all additional contributions made thereto and together with all net income thereof, shall be controlled, managed, invested, reinvested and ultimately paid and distributed to Participants and Beneficiaries by the Trustee with all the powers, rights and discretions generally possessed by trustees, and with all the additional powers, rights and discretions conferred upon the Trustee under this Plan Statement. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of a Participant, a Beneficiary or an Investment Manager, and subject to the directions of the Committee with respect to the payment of benefits hereunder, the Trustee shall have the exclusive authority to manage and control the assets of the Fund and shall not be subject to the direction of any person in the discharge of its duties, nor shall its authority be subject to delegation or modification except by formal amendment of this Plan Statement.

                                   SECTION 5

                                    VESTING

5.1. Regular Account.

     5.1.1. Progressive Vesting. Except as hereinafter provided, the Regular Account of each Participant shall become Vested in accordance with the following schedule:

      When the Participant Has                    The Vested Portion
      Completed the Following                    of the Participant's
      Periods of Vesting Service:              Regular Account Will Be:
      ---------------------------              ------------------------

      Less than 2 years                                    0%
      2 years but less than 3 years                       25%
      3 years but less than 4 years                       50%
      4 years but less than 5 years                       75%
      5 years or more                                    100%

provided, however, that the Vested percentage of any Participant hired before September 1, 1989, shall be one hundred percent (100%); provided further that the Vested percentage of that portion of a Participant's Regular Account derived from Employer contributions accrued as of September 1, 1995 (or the date of adoption of this Plan Statement, if later) shall not be less than such Vested percentage computed under the Prior Plan Statement.

     5.1.2. Full Vesting. Notwithstanding any of the foregoing provisions for progressive vesting of Regular Accounts of Participants, the entire Regular Account of each Participant shall be fully Vested upon the earliest occurrence of any of the following events while in the employment of the Employer or an
Affiliate:

     (a)  the Participant's death,

     (b)  the Participant's attainment of Normal Retirement Age,

     (c)  the Participant's Disability,

     (d) a partial termination of the Plan which is effective as to the Participant, or

     (e) a complete termination of the Plan or a complete discontinuance of Employer contributions hereto.

In addition, a Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be fully Vested if, on the date of such termination or discontinuance, such Participant has not had an Event of Maturity.

     5.1.3. Forfeiture Event. A Participant who is not in the employment of the Employer or an Affiliate upon a complete termination of the Plan or a complete discontinuance of Employer contributions hereto, shall be fully Vested if, on the date of such termination or discontinuance, such Participant has not had a "forfeiture event" as described below:

     (a) the occurrence after an Event of Maturity of a Period of Severance of five (5) consecutive years,

     (b) the Event of Maturity of a Participant who has no Vested interest in the Participant's Total Account,

     (c) the distribution after an Event of Maturity, to (or with respect to) a Participant of the entire Vested portion of the Total Account of the Participant, or

     (d) the death of the Participant at a time and under circumstances which do not entitle the Participant to be fully (100%) Vested in the Participant's Total Account.

     5.1.4. Special Rule for Partial Distributions. If a distribution is made of less than the entire Regular Account of a Participant who is not then fully (100%) Vested, then until the Participant becomes fully (100%) Vested in the Participant's Regular Account or until the Participant incurs a Period of Severance of five (5) or more years, whichever first occurs, (i) a separate account shall be established for the portion of the Regular Account not so distributed and (ii) the Participant's Vested interest in such account at any relevant time shall not be less than an amount ("X") determined by the formula:
X = P(B + (R x D)) - (R x D). For the purpose of applying the formula, "P" is the Vested percentage at the relevant time (determined pursuant to Section 5); "B" is the separate account balance at the relevant time; "D" is the amount of the distribution; and "R" is the ratio of the separate account balance at the relevant time to the Regular Account balance immediately after distribution.

     5.1.5. Effect of Break on Vesting. If a Participant who is not fully (100%) Vested incurs a Period of Severance of five (5) or more years, returns to Recognized Employment and is thereafter eligible for any additional allocation of Employer contributions, the Participant's undistributed Regular Account, if any, attributable to Employer contributions allocated as of a date before such five (5) year Period of Severance and the Participant's new Regular Account attributable to Employer contributions allocated as of a date after such five
(5) year Period of Severance shall be separately maintained for vesting purposes until the Participant is fully (100%) Vested.

     5.1.6. Pre-Effective Date Vesting. For any person who does not perform one
(1) Hour of Service on or after September 1, 1989, the Vesting provisions of the Plan Statement as they existed before September 1, 1989, shall continue to apply.

5.2. Other Accounts. The Rollover Account and Transfer Account of each Participant shall be fully (100%) Vested at all times. SECTION 6

                                   SECTION 6

                                    MATURITY

6.1. Events of Maturity. A Participant's Total Account shall mature and the Vested portion shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

     (a)  the Participant's death,

     (b) the Participant's separation from service, whether voluntary or involuntary,

     (c) the Participant's attainment of age seventy and one-half (70-1/2) years,

     (d) the crediting of any amounts to the Participant's Account after the Participant's attainment of age seventy and one-half (70-1/2) years,

     (e)  the Participant's Disability, or

     (f) termination of the Plan or a partial termination of the Plan effective as to the Participant;

provided, however, that a transfer from Recognized Employment to employment with the Employer that is other than Recognized Employment or a transfer from the employment of one Employer participating in the Plan to another such Employer or to any Affiliate shall not constitute an Event of Maturity.

6.2. Disposition of Nonvested Account. Upon the occurrence of a Participant's Event of Maturity, if any portion of the Participant's Account is not Vested, the portion of the Participant's Account that is not Vested shall be transferred to the Participant's suspense account as of the Valuation Date coincident with or next following such Event of Maturity.

     6.2.1. Rehire Before Forfeiture. If such Participant is reemployed by the Employer or an Affiliate before the earlier of a five (5) year Period of Severance or distribution of the portion of Participant's Account that is vested following the Participant's Event of Maturity, the Participant's suspense account shall be transferred back to and held in the Participant's Account under the Plan as of the Valuation Date coincident with or next following the reemployment date and it shall be held there pending the occurrence of another Event of Maturity effective as to the Participant, during which period of subsequent employment the Participant may become Vested in accordance with the provisions of Section 5.

     6.2.2. Rehire After Forfeiture. If such Participant is not reemployed by the Employer or an Affiliate before the earlier of a five (5) year Period of Severance or distribution of the portion of Participant's Account that is vested following the Participant's Event of Maturity, the portion of the Participant's Account which was not Vested upon such Event of Maturity (and therefore became the Participant's suspense account):

     (a) shall be forfeited as of the Annual Valuation Date coincident with or next following the five (5) year Period of Severance or the distribution as provided in Section 6.2.3, and

     (b) if the Participant returns to employment with the Employer or an Affiliate before the Participant has a five (5) year Period of Severance, shall be restored to the Participant's Account (without adjustment for gains or losses after such Annual Valuation Date) as provided in Section 6.2.4 if the Participant returns to Recognized Employment and repays to the Trustee for deposit in the Fund and crediting to the Participant's Account the entireamount distributed to (or with respect to) the Participant from such Account after the Event of Maturity. Such repayment cannot be "rolled over" from an individual retirement arrangement.

     If the distribution was on account of separation from service, such repayment must be made, however, before the earlier of (i) five (5) years after the first day on which the Participant is subsequently reemployed by the Employer or Affiliate, or (ii) the close of the first Period of Severance of five (5) consecutive years commencing after distribution. If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of distribution. In either case, such repayment must be made before the occurrence of a Period of Severance of five (5) consecutive years after the Event of Maturity and before the termination of this Plan or the permanent discontinuance of Employer contributions to this Plan.

     6.2.3. Forfeitures. Forfeited Suspense Accounts shall be used first to restore any forfeited Suspense Accounts for rehired Participants of the same Employer as required in Section 6.2.2; any remaining portion shall then be retained in the Fund and used to reduce the amount of the next succeeding contribution of the Employer to the Plan due for such Plan Year. Any Suspense Accounts remaining at the termination of the Plan shall be considered to be a discretionary contribution and shall be allocated pursuant to this Section 6 as if the Plan termination date were an Annual Valuation Date.

     6.2.4. Restorations. The amount necessary to make the restoration required under Section 6.2.2(b) shall come first from Suspense Accounts of Participants of the rehiring Employer that are to be forfeited on the Annual Valuation Date on which the restoration is to occur. If such Suspense Accounts are not adequate for this purpose, the rehiring Employer shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3). If the Participant is rehired by an Affiliate that is not an Employer, the amount necessary to make the restoration shall come first from Suspense Accounts of Participants of the Principal Sponsor that are to be forfeited on the Annual Valuation Date on which the restoration is to occur and, if such Suspense Accounts are not adequate for this purpose, then the Principal Sponsor shall make a contribution adequate to make the restoration as of that Annual Valuation Date (in addition to any contributions made under Section 3). SECTION 7

                                   SECTION 7

                                  DISTRIBUTION

7.1. Application for Distribution.

     7.1.1. Application Required. No distribution shall be made from the Plan until the Committee has received a written application for distribution from the Participant or the Beneficiary entitled to receive distribution (the "Distributee"). The Committee may prescribe rules regarding the form of such application, the manner of filing such application and the information required to be furnished in connection with such application.

     7.1.2. Exception for Small Amounts. A Vested Total Account which does not exceed (and has never exceeded) Three Thousand Five Hundred Dollars ($3,500) as of the annual Valuation Date coincident with or next following the occurrence of an Event of Maturity effective as to a Participant, shall be distributed automatically in a single lump sum as of that date without a written application for distribution. A Participant who has no Vested interest in the Participant's Total Account as of the Participant's Event of Maturity shall be deemed to have received an immediate distribution of the Participant's entire interest in the Plan as of such Event of Maturity.

     7.1.3. Exception for Required Distributions. Any Vested Total Account for which no application has been received on the required beginning date effective as to a Distributee under Section 7.2.2, shall be distributed automatically as of that date without a written application for distribution.

     7.1.4. Notices. The Committee will issue such notices as may be required under sections 402(f), 411(a)(11), 417(a)(3) and other sections of the Code in connection with distributions from the Plan. No distribution will be made unless it is consistent with such notice requirements.

     7.1.5. Direct Rollover. A Distributee who is eligible to elect a direct rollover may elect, at the time and in the manner prescribed by the Committee, to have all or any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover. A Distributee who is eligible to elect a direct rollover includes only a Participant, a Beneficiary who is the surviving spouse of a Participant and a Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Appendix C.

     (a) Eligible rollover distribution means any distribution of all or any portion of a Total Account to a Distributee who is eligible to elect a direct rollover except (i) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over the life expectancy of such Distributee or the joint and last survivor life expectancy of such Distributee and such Distributee's designated Beneficiary, and (ii) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over a specified period of ten (10) years or more, and (iii) any distribution to the extent such distribution is required under section 401(a)(9) of the Code, and (iv) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

     (b) Eligible retirement plan means (i) an individual retirement account described in section 408(a) of the Code, or (ii) an individual retirement annuity described in section 408(b) of the Code, or (iii) an annuity plan described in section 403(a) of the Code, or (iv) a qualified trust described insection 401(a) of the Code that accepts the eligible rollover distribution. However, in the case of an eligible rollover distribution to a Beneficiary who is the surviving spouse of a Participant, an eligible retirement plan is only an individual retirement account or individual retirement annuity as described in section 408 of the Code.

     (c) Direct rollover means the payment of an eligible rollover distribution by the Plan to the eligible retirement plan specified by the Distributee who is eligible to elect a direct rollover.

7.2. Time of Distribution. Upon the receipt of a proper application for distribution from the Distributee after the occurrence of an Event of Maturity effective as to a Participant, and after the Participant's Vested Total Account has been determined and the right of the Distributee to receive a distribution has been established, the Committee shall cause the Trustee to make distribution of such Vested Total Account as of (and as soon as administratively feasible after) a annual Valuation Date specified by the Distributee which is not earlier than nor later than the dates specified below.

     7.2.1. Earliest Beginning Date. Distribution shall not be made as of an Annual Valuation Date which is earlier than the earliest beginning date.

     (a) Participant. If the Distributee is a Participant, the earliest beginning date is the Annual Valuation Date coincident with or next following the date of the Participant's Event of Maturity.

     (b) Beneficiary. If the Distributee is a Beneficiary of a Participant, the earliest beginning date is the Annual Valuation Date coincident with or next following the date of such Participant's death.

Distribution shall not be made, however, as of a annual Valuation Date which is earlier than the date the Committee receives any required application for distribution.

     7.2.2. Required Beginning Date. Distribution shall be made as of the Annual Valuation Date occurring in the calendar year immediately preceding the calendar year in which the required beginning date effective as to the Distributee occurs. Actual distribution shall be made as soon thereafter as is administratively feasible. In all events distribution shall be made not later than the following required beginning date:

     (a) Participant. If the Distributee is a Participant, the required beginning date is the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years.

     (b) Beneficiary. If the Distributee is a Beneficiary of a Participant, the required beginning date is the December 31 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's death; provided, however, that if the Beneficiary is the surviving spouse of the Participant and if distributions will be made to such surviving spouse in a Life Annuity Contract, the required beginning date is the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2) years.

7.3. Forms of Distribution.

     7.3.1. Forms Available. At the direction of the Committee (subject to
Section 7.3.2), the Trustee shall make distribution of the Participant's Vested Total Account to the Distributee in one of the following ways as the Distributee shall designate in writing:

     (a) Lump Sum. If the Distributee is either a Participant or a Beneficiary, in a single lump sum.

     (b) Life Annuities for Participant and Surviving Spouse. If the Distributee is either a Participant or a Participant's surviving spouse, by purchasing and distributing a single premium, immediate (not deferred), fixed (not variable) annuity contract which shall be nontransferable to anyone but the issuer, and which shall provide for benefits which are hereinafter defined as a QJ&SA contract in the case of a married Participant, or a Life Annuity contract in the case of an unmarried Participant or the surviving spouse of a Participant.

     7.3.2. Presumptive Form. The selection of a form of distribution shall be subject, however, to the following rules:

     (a) Required Lump Sum. As provided in Section 7.1.2, if the value of the Participant's Vested Total Account has never exceeded Three Thousand Five Hundred Dollars ($3,500), the distribution shall be made in a single lump sum.

     (b) Married Participant. In the case of any distribution which is to be made:

          (i)  when paragraph (a) above is not applicable, and

          (ii) to a Participant who is married on the date when such distribution is to be made, and

          (iii) to a Participant who has not rejected distribution in the form of a QJ&SA contract, distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a QJ&SA contract. A Participant may reject distribution in the form of a QJ&SA contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of a lump sum form of distribution not more than ninety (90) days before the Valuation Date as of which the distribution is made. Such a rejection may be made or revoked at any time and any number of times until the Valuation Date as of which the distribution to the Participant is made. A rejection shall not be effective unless the Participant's spouse consents. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution, must be witnessed by a notary public, must be given during the ninety
          (90) day period before the Valuation Date as of which the distribution is made and must relate to that specific distribution. The consent of the spouse must be to a lump sum form of distribution. The Participant may elect to change the lump sum form of distribution to the QJ&SA contract without any requirement of further spousal consent. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse. Within a reasonable period of time prior to the date distribution is to be made to the Participant, there shall be furnished to the Participant a written explanation of the terms and conditions of the QJ&SA contract, the Participant's right to reject, and the effect of rejecting, distribution in the form of the QJ&SA contract, the requirement for the consent of the Participant's spouse, the right to revoke a prior rejection of distribution in the form of a QJ&SA contract, and the right to make any number of further revocations or rejections until the Valuation Date as of which distribution is made.

     (c) Unmarried Participant. In the case of any distribution which is to be made:

          (i)  when paragraph (a) above is not applicable, and

          (ii) to a Participant who is not married on the date when such distribution is to be made, and

          (iii) to a Participant who has not rejected distribution in the form of a Life Annuity contract,

          distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a Life Annuity contract. A Participant may reject distribution in the form of a Life Annuity contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of a lump sum form of distribution not more than ninety (90) days before the Valuation Date as of which the distribution is made. Such a rejection may be made or revoked at any time and any number of times until the Valuation Date as of which the distribution to the Participant is made. Within a reasonable period of time prior to the date distribution is to be made to the Participant, there shall be furnished to the

          Participant a written explanation of the terms and conditions of the Life Annuity contract, the Participant's right to reject, and the effect of rejecting, distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the Valuation Date as of which distribution is made.

     (d)  Surviving Spouse. In the case of a distribution which is made:

          (i)  when paragraph (a) above is not applicable, and

          (ii) to the surviving spouse of a Participant, and

          (iii) when such surviving spouse has not rejected distribution in the form of a Life Annuity contract,

          distribution shall be effected for such surviving spouse by applying the entire Vested Total Account to purchase and distribute to such surviving spouse a Life Annuity contract. A surviving spouse may reject distribution in the form of a Life Annuity contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of a lump sum form of distribution not more than ninety (90) days before the Valuation Date as of which the distribution is made. Such a rejection may be made or revoked at any time and any number of times until the Valuation Date as of which distribution to the surviving spouse is made. Within a reasonable period of time prior to the date distribution is to be made to the surviving spouse, there shall be furnished to the surviving spouse a written explanation of the terms and conditions of the Life Annuity contract, the surviving spouse's right to reject, and the effect of a rejection of, distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the Valuation Date as of which distribution is made.

     (e) QJ&SA Contract. A QJ&SA contract is an immediate annuity contract issued as an individual policy or under a master or group contract which provides for a monthly annuity payable to and for the lifetime of the Participant beginning as of the annual Valuation Date as of which it is purchased with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of the surviving spouse of the Participant (to whom the Participant was married on the date as of which the first payment is due) inan amount equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and the surviving spouse. The contract shall be a QJ&SA contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse.

     (f) Life Annuity Contract. A Life Annuity contract is an immediate annuity contract issued as an individual policy or under a group or master contract which provides for a monthly annuity payable to and for (i) the lifetime of an unmarried Participant beginning as of the annual Valuation Date as of which it is purchased, or (ii) the lifetime of the surviving spouse of a Participant beginning as of the annual Valuation Date as of which it is purchased. The contract shall be a Life Annuity contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse.

     7.3.3. Effect of Reemployment. If a Participant is reemployed by the Employer or an Affiliate after distribution has been scheduled to be made but before the Participant attains Normal Retirement Age and before actual distribution, distribution of the Participant's Vested Total Account shall be suspended and the Vested Total Account shall continue to be held in the Fund until another Event of Maturity effective as to the Participant shall occur after the Participant's reemployment. It is the general intent of this Plan that no distributions shall be made before the Normal Retirement Age of a Participant while a Participant is employed by the Employer or an Affiliate.

7.4. Designation of Beneficiaries.

     7.4.1. Right To Designate. Each Participant may designate, upon forms to be furnished by and filed with the Committee, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the Participant's Vested Total Account in the event of the Participant's death. The Participant may change or revoke any such designation from time to time without notice to or consent from any Beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Committee during the Participant's lifetime. If, however, such designation of a Beneficiary is made before the first day of the Plan Year in which the Participant attains age thirty-five (35) years and the Participant dies on or after that date while married, the Beneficiary designation is void.

     7.4.2. Spousal Consent. Notwithstanding the foregoing, a designation will not be valid for the purpose of paying benefits from the Plan to anyone other than a surviving spouse of the Participant (if there is a surviving spouse) unless that surviving spouse consents in writing to the designation of another person as Beneficiary. To be valid, the consent of such spouse must be in writing, must acknowledge the effect of the designation of the Beneficiary and must be witnessed by a notary public. The consent of the spouse must be to the designation of a specific named Beneficiary which may not be changed without further spousal consent, or alternatively, the consent of the spouse must expressly permit the Participant to make and to change the designation of Beneficiaries without any requirement of further spousal consent. The consent of the spouse to a Beneficiary is a waiver of the spouse's rights to death benefits under the Plan (otherwise sometimes known as the qualified preretirement survivor annuity). The consent of the surviving spouse need not be given at the time the designation is made. The consent of the surviving spouse need not be given before the death of the Participant. The consent of the surviving spouse will be required, however, before benefits can be paid to any person other than the surviving spouse. The consent of a spouse shall be irrevocable and shall be effective only with respect to that spouse.

     7.4.3. Failure of Designation. If a Participant:

     (a)  fails to designate a Beneficiary,

     (b) designates a Beneficiary and thereafter such designation is revoked without another Beneficiary being named, or

     (c) designates one or more Beneficiaries and all such Beneficiaries so designated fail to survive the Participant,

such Participant's Vested Total Account, or the part thereof as to which such Participant's designation fails, as the case may be, shall be payable to the first class of the following classes of automatic Beneficiaries with a member surviving the Participant and (except in the case of the Participant's surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

      Participant's surviving spouse
      Participant's surviving issue per stirpes and not per capita Participant's surviving parents
      Participant's surviving brothers and sisters
      Representative of Participant's estate.

     7.4.4. Disclaimers by Beneficiaries. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Vested Total Account may disclaim his or her interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must be a natural person, must not have received a distribution of all or any portion of a Vested Total Account at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant's death. Any disclaimer must be in writing and must be executed personally by the Beneficiary before a notary public. A disclaimer shall state that the Beneficiary's entire interest in the undistributed Vested Total Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Committee and to the Trustee after the date of the Participant's death but not later than one hundred eighty (180) days after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to both the Committee and the Trustee. A disclaimer shall be considered to be delivered to the Committee or the Trustee only when actually received by the Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan). The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by either the Committee or the Trustee.

     7.4.5. Definitions. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, including legally adopted descendants and their descendants but not including illegitimate descendants and their descendants; "child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

     7.4.6. Special Rules. Unless the Participant has otherwise specified in the Participant's Beneficiary designation, the following rules shall apply:

     (a) If there is not sufficient evidence that a Beneficiary was living at the time of the death of the Participant, it shall be deemed that the Beneficiary was not living at the time of the death of the Participant.

     (b) The automatic Beneficiaries specified in Section 7.4.3 and the Beneficiaries designated by the Participant shall become fixed at the time of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary hereunder, such remaining payments shall be payable to the representative of such Beneficiary's estate.

     (c) If the Participant designates as a Beneficiary the person who is the Participant's spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a Beneficiary on a form executed by the Participant and received by the Committee after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant's lifetime.)

     (d) Any designation of a nonspouse Beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant's death.

     (e) Any designation of a Beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

A Beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant's legal residence. The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported Beneficiary designation.

7.5. Death Prior to Full Distribution. If a Participant dies after the Participant's Event of Maturity but before distribution of the Participant's Vested Total Account has been made, the undistributed Vested Total Account shall be distributed in the same manner as hereinbefore provided in the Event of Maturity by reason of death. If, at the death of the Participant, any payment to the Participant was due or otherwise pending but not actually paid, the amount of such payment shall be included in the Vested Total Account which is payable to the Beneficiary (and shall not be paid to the Participant's estate).

7.6. Distribution in Cash. Distribution of a Participant's Vested Total Account shall be made in cash.

7.7. Facility of Payment. In case of the legal disability, including minority, of a Participant or Beneficiary entitled to receive any distribution under the Plan, payment shall be made, if the Committee shall be advised of the existence of such condition:

     (a) to the duly appointed guardian, conservator or other legal representative of such Participant or Beneficiary, or

     (b) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant or Beneficiary, provided such person or institution has satisfied the Committee that the payment will be used for the best interest and assist in the care of such Participant or Beneficiary, and provided further, that no prior claim for said payment has been made by aduly appointed guardian, conservator or other legal representative of such Participant or Beneficiary.

Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of the Employer, the Committee, the Trustee and the Fund therefor.

                                    SECTION 8

                             SPENDTHRIFT PROVISIONS

No Participant or Beneficiary shall have any transmissible interest in any Account nor shall any Participant or Beneficiary have any power to anticipate, alienate, dispose of, pledge or encumber the same while in the possession or control of the Trustee, nor shall the Trustee, the Employer or the Committee recognize any assignment thereof, either in whole or in part, nor shall any Account be subject to attachment, garnishment, execution following judgment or other legal process while in the possession or control of the Trustee.

The power to designate Beneficiaries to receive the Vested Total Account of a Participant in the event of death shall not permit or be construed to permit such power or right to be exercised by the Participant so as thereby to anticipate, pledge, mortgage or encumber the Participant's Account or any part thereof, and any attempt of a Participant so to exercise said power in violation of this provision shall be of no force and effect and shall be disregarded by the Employer, the Committee and the Trustee.

This Section shall not prevent the Employer, the Committee or the Trustee from exercising, in their discretion, any of the applicable powers and options granted to them upon the occurrence of an Event of Maturity, as such powers may be conferred upon them by any applicable provision hereof. This Section shall not prevent the Employer, the Committee or the Trustee from observing the terms of a qualified domestic relations order as provided in Appendix C to this Plan Statement.

                                    SECTION 9

                            AMENDMENT AND TERMINATION

9.1. Amendment. The Principal Sponsor reserves the power to amend this Plan Statement in any respect and either prospectively or retroactively or both:

     (a)  in any respect by resolution of its Board of Directors; and

     (b) in any respect that does not materially increase the cost of the Plan by action of the Committee (with the written concurrence of the Chief Executive Officer of the Principal Sponsor);

provided that no amendment shall be effective to reduce or divest the Total Account of any Participant unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto. Notwithstanding the foregoing, no amendment shall be effective to increase the duties of the Trustee without its consent.

9.2. Discontinuance of Contributions and Termination of Plan. The Principal Sponsor reserves the right to reduce, suspend or discontinue its contributions to the Plan and to terminate the Plan herein embodied in its entirety.

9.3. Merger or Spinoff of Plans.

     9.3.1. In General. The Principal Sponsor may cause all or a part of this Plan to be merged with all or a part of any other plan and may cause all or a part of the assets and liabilities to be transferred from this Plan to another plan. In the case of merger or consolidation of this Plan with, or transfer of assets and liabilities of this Plan to, any other plan, each Participant shall (if such other plan were then terminated) receive a benefit immediately after the merger, consolidation or transfer which is not less than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated). If the Principal Sponsor agrees to a transfer of assets and liabilities to or from another plan, the agreement under which such transfer is concluded (or an amendment of or appendix to this Plan Statement) shall specify the Accounts to which the transferred amounts are to be credited.

     9.3.2. Limitations. In no event shall assets be transferred from any other plan to this Plan unless this Plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Internal Revenue Code (or, where applicable, the distribution rules of section 401(k) of the Internal Revenue Code) with respect to such transferred assets. In no event shall assets be transferred from this Plan to any other plan unless such other plan complies (or has been amended to comply) with the optional form of benefit requirements of section 411(d)(6)(B)(ii) of the Internal Revenue Code with respect to such transferred assets.

     9.3.3. Beneficiary Designations. If assets and liabilities are transferred from another plan to this Plan, Beneficiary designations made under that plan shall become void with respect to deaths occurring on or after the date as of which such transfer is made and the Beneficiary designation rules of this Plan Statement shall apply beginning on such date.

9.4. Adoption by Affiliates.

     9.4.1. Adoption by Consent. The Principal Sponsor may consent to the adoption of the Plan by any business entity affiliated in ownership with the Principal Sponsor subject to such conditions as the Principal Sponsor may impose.

     9.4.2. Procedure for Adoption. Any such adopting business entity shall initiate its adoption of the Plan by delivery of a certified copy of the resolutions of its board of directors (or other authorized body or individual) adopting this Plan Statement to the Principal Sponsor. Upon the consent by the Principal Sponsor to the adoption by the adopting business entity, and the delivery to the Trustee of written evidence of the Principal Sponsor's consent, the adoption of the Plan by the adopting business entity shall be effective as of the date specified by the Principal Sponsor. If such adopting business entity is not a corporation, any reference in the Plan Statement to its board of directors shall be deemed to refer to such entity's governing body or other authorized individual.

     9.4.3. Effect of Adoption. Upon the adoption of the Plan by an adopting business entity as heretofore provided, the adopting business entity shall be an Employer hereunder in all respects. Each adopting business entity, as a condition of continued participation in the Plan, delegates to the Principal Sponsor the sole power and authority over all Plan matters except that the board of directors of each adopting business entity shall have the power to amend this Plan Statement as applied to it by establishing a successor plan to which assets and liabilities may be transferred as provided in Section 9.3 and to terminate the Plan as applied to it. Each reference herein to the Employer shall include the Principal Sponsor and all adopting business entities unless the context clearly requires otherwise.

                                   SECTION 10

                             CONCERNING THE TRUSTEE

10.1. Dealings with Trustee.

     10.1.1. No Duty to Inquire. No person, firm or corporation dealing with the Trustee shall be required to take cognizance of the provisions of this Plan Statement or be required to make inquiry as to the authority of the Trustee to do any act which the Trustee shall do hereunder. No person, firm or corporation dealing with the Trustee shall be required to see either to the administration of the Plan or the Fund or to the faithful performance by the Trustee of its duties hereunder (except to the extent otherwise provided by ERISA). Any such person, firm or corporation shall be entitled to assume conclusively that the Trustee is properly authorized to do any act which it shall do hereunder. Any such person, firm or corporation shall be under no liability to anyone whomsoever for any act done hereunder pursuant to the written direction of the Trustee.

     10.1.2. Assumed Authority. Any such person, firm or corporation may conclusively assume that the Trustee has full power and authority to receive and receipt for any money or property becoming due and payable to the Trustee. No such person shall be bound to inquire as to the disposition or application of any money or property paid to the Trustee or paid in accordance with the written directions of the Trustee.

10.2. Compensation of Trustee. If a corporate Trustee shall be acting hereunder, the corporate Trustee shall be entitled to receive compensation for its services as Trustee hereunder as may be agreed upon from time to time by the Principal Sponsor and the Trustee. Any individual Trustee who already receives full-time pay from the Employer shall receive no compensation for services hereunder. Other individual Trustees shall likewise serve without compensation unless they shall otherwise specifically agree with the Principal Sponsor to the contrary. In any event, however, the Trustee (whether corporate or individual Trustees be acting) shall be entitled to receive reimbursement for reasonable expenses, fees, costs and other charges incurred by it or payable by it on account of the administration of the Plan and the Fund to the extent approved by the Principal Sponsor. Such items of expense and compensation shall be payable out of the Fund in a fair and equitable manner as determined by the Trustee, except to the extent that the Employer, in its discretion, directly pays the Trustee.

10.3.   Resignation and Removal of Trustee.

     10.3.1. Resignation, Removal and Appointment. The Trustee (or in the event two or more co-trustees are acting, any such co-trustee) may resign by giving thirty (30) days' notice of intention so to do to the Principal Sponsor or such shorter notice as the Principal Sponsor may approve. The Principal Sponsor may remove any Trustee or successor Trustee hereunder by giving such Trustee (or any co-trustee) thirty (30) days' written notice of removal by certified mail. The Principal Sponsor shall have the power to appoint one or more individual or corporate Trustees, or both, as additional or successor Trustees.

     10.3.2. Automatic Removal. If any individual who is a Trustee is a director, officer or employee when appointed as a Trustee, then such individual shall be automatically removed as a Trustee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Sponsor or any notice to the individual so removed.

     10.3.3. Surviving Trustees. When any person appointed, qualified and serving as a Trustee hereunder shall cease to be a Trustee of the Fund, the remaining Trustee or Trustees then serving hereunder, or the successor Trustee or Trustees appointed hereunder, as the case may be, shall thereupon be and become vested with full title and right to possession of allassets and records of the Plan and the Fund in the possession or control of such prior Trustee, and the prior Trustee shall forthwith account for and deliver the same to such remaining or successor Trustee or Trustees.

     10.3.4. Successor Organizations. By designating a corporate Trustee, original or successor, hereunder, there is included in such designation and as a part thereof any other corporation possessing trust powers and authorized by law to accept the Plan and the Fund into which or with which the designated corporate Trustee, original or successor, shall be converted, consolidated or merged, and the corporation into which or with which any corporate Trustee hereunder shall be so converted, consolidated or merged shall continue to be the corporate Trustee of the Plan and the Fund.

     10.3.5. Co-Trustee Responsibility. No Trustee shall be or become liable for any act or omission of a co-trustee serving hereunder with the Trustee (except to the extent that liability is imposed under ERISA) or of a prior Trustee hereunder, it being the purpose and intent that each Trustee shall be liable only for the Trustee's own acts or omissions during the Trustee's term of service as Trustee hereunder.

     10.3.6. Allocation of Responsibility. If there shall at any time be two (2) or more co-trustees serving hereunder, such Trustees, in addition to all other powers and authorities vested in them by law or conferred upon them by any provision of this Plan Statement, shall have power to allocate and reallocate from time to time to any one or more of their number specific responsibilities, obligations or duties and may delegate and redelegate from time to time to any one or more of their number the exercise of any right, power or discretion vested in the Trustees by law or conferred upon them by any provision of this Plan Statement, and any person, firm or corporation dealing with the co-trustees with respect to the Plan or the Fund may assume conclusively that any action taken or instrument executed by any one of such co-trustees is the action of all the co-trustees serving hereunder, and that authority for the doing of such act or the execution of such instrument has been conferred upon and delegated to the Trustee doing such act or executing such instrument. If any responsibility, obligation, duty, right, power or discretion vested in the Trustee is allocated or delegated to one or more co-trustees, the remaining co-trustees shall not be or become liable for an act or omission by the co-trustees to whom a right, power or discretion was delegated while such co-trustees were acting pursuant to such delegation.

     10.3.7. Majority Decisions. If there shall at any time be three (3) or more co-trustees serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

10.4. Accountings by Trustee.

     10.4.1. Periodic Reports. The Trustee shall render to the Principal Sponsor and to the Committee an account and report as soon as practicable after each Annual Valuation Date (and as soon as may be practicable after each other Valuation Date) showing all transactions affecting the administration of the Plan and the Fund, including, but not necessarily limited to, such information concerning the Plan and the Fund and the administration thereof by the Trustee as shall be requested in writing by the Principal Sponsor or the Committee.

     10.4.2. Special Reports. The Trustee shall also render such further reports from time to time as may be requested by the Principal Sponsor and shall submit its final report and account to the Principal Sponsor when it shall cease to be Trustee hereunder, whether by resignation or other cause.

10.5. Trustee's Power to Protect Itself on Account of Taxes. As a condition to making the distribution of a Participant's Vested Total Account during the Participant's lifetime, the Trustee may require the Participant (or the person or persons entitled to receive theParticipant's Vested Total Account in the event of the Participant's death) to furnish the Trustee with proof of payment of all income, inheritance, estate, transfer, legacy and succession taxes and all other taxes of any different type or kind that may be imposed under or by virtue of any state or federal statute or law upon the payment, transfer, descent or distribution of such Vested Total Account and for the payment of which the Trustee may, in its judgment, be directly or indirectly liable. In lieu of the foregoing, the Trustee may deduct, withhold and transmit to the proper taxing authorities any such tax which it may be permitted or required to deduct and withhold and the Vested Total Account to be distributed in such case shall be correspondingly reduced. Unless the Principal Sponsor and the Trustee agree otherwise in writing, the Trustee shall be responsible for withholding federal income taxes and for providing all required notices and elections concerning such withholding to all Participants and Beneficiaries.

10.6. Other Trust Powers. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of a Participant, Beneficiary or Investment Manager (and in extension, but not in limitation, of the rights, powers and discretions conferred upon the Trustee herein), the Trustee shall have and may exercise from time to time in the administration of the Plan and the Fund, for the purpose of distribution after the termination thereof, and for the purpose of distribution of Vested Total Accounts, without order or license of any court, any one or more or all of the following rights, powers and discretions:

     (a)  To invest and reinvest any Subfunds established pursuant to Section
          4.1 in accordance with the investment characteristics and objectives determined therefor and to invest and reinvest the assets of the Fund in any securities or properties in which an individual could invest the individual's own funds and which it deems for the best interest of the Fund, without limitation by any statute, rule of law or regulation of any governmental body prescribing or limiting the investment of trust assets by corporate or individual trustees, in or to certain kinds, types or classes of investments or prescribing or limiting the portion of the Fund which may be invested in any one property or kind, type or class of investment. Specifically and without limiting the generality of the foregoing, the Trustee may invest and reinvest principal and accumulated income of the Fund in any real or personal property; preferred or common stocks of any kind or class of any corporation, including but not limited to investment and small business investment companies of all types; voting trust certificates; interests in investment trusts; shares of mutual funds; interests in any limited or general partnership or other business enterprise, however organized and for whatever purpose; group or individual annuity contracts (which may involve investment in the issuer's general account or any of its separate accounts); interests in common or collective trusts, variable interest notes or any other type of collective fund maintained by a bank or similar institution (whether or not the Trustee hereunder); bonds, notes and debentures, secured or unsecured; mortgages, leases or other interests in real or personal property; interests in mineral, gas, oil or timber properties or other wasting assets; call options; put options; commodity or financial futures contracts; foreign currency; interest-bearing certificates or accounts in a bank or similar financial institution, including the Trustee or an affiliate of the Trustee provided such certificates, accounts or instruments bear a reasonable rate of interest; insurance contracts on the life of any "keyman" or shareholder of the Employer; or conditional sales contracts. Prior to maturity and distribution of the Vested Total Accounts of Participants, the Trustee shall commingle the Accounts of Participants in each Subfund and invest, reinvest, control and manage each of the same as a common trust fund.

     (b) To sell, exchange or otherwise dispose of any asset of whatsoever character at any time held by the Trustee in trust hereunder.

     (c) To segregate any part or portion of the Fund for the purpose of administration or distribution thereof and, in its sole discretion, to hold the Fund uninvested whenever and for so long as, in the Trustee's discretion, the same is likely to be required for the payment in cash of Accounts normally expected to become distributable in the near future, or whenever, and for as long as, market conditions are uncertain, or for any other reason which, in the Trustee's discretion, requires such action or makes such action advisable.

     (d) To hold uninvested reasonable amounts of cash whenever it is deemed advisable to do so to facilitate disbursements or for other operational reasons, and to deposit the same, with or without interest, in the commercial or savings departments of the Trustee serving hereunder or of any other bank, trust company or other financial institution including those affiliated with the Trustee.

     (e) To register any investment held in the Fund in the name of the Trustee, without trust designation, or in the name of a nominee or nominees, and to hold any investment in bearer form, but the records of the Trustee shall at all times show that all such investments are part of the Fund, and the Trustee shall be as responsible for any act or default of any such nominee as for its own.

     (f) Subject to the prior approval of the Committee, to retain and employ such attorneys, agents and servants as may be necessary or desirable, in the opinion of the Trustee, in the administration of the Fund, and to pay them such reasonable compensation for their services as may be agreed upon as an expense of administration of the Fund, including power to employ and retain counsel upon any matter of doubt as to the meaning of or interpretation to be placed upon this Plan Statement or any provisions thereof with reference to any question arising in the administration of the Fund or pertaining to the distribution thereof or pertaining to the rights and liabilities of the Trustee hereunder or to the rights and claims of Participants and Beneficiaries. The Trustee, in any such event, may act in reliance upon the advice, opinions, records, statements and computations of any attorneys and agents and on the records, statements and computations of any servants so selected by it in good faith and shall be released and exonerated of and from all liability to anyone in so doing (except to the extent that liability is imposed under ERISA).

     (g) Subject to the prior approval of the Committee, to institute, prosecute and maintain, or to defend, any proceeding at law or in equity concerning the Plan or the Fund or the assets thereof or any claims thereto, or the interests of Participants and Beneficiaries hereunder at the sole cost and expense of the Fund or at the sole cost and expense of the Total Account of the Participant who may be concerned therein or who may be affected thereby as, in the Trustee's opinion, shall be fair and equitable in each case, and to compromise, settle and adjust all claims and liabilities asserted by or against the Plan or the Fund or asserted by or against the Trustee, on such terms as the Trustee, in each such case, shall deem reasonable and proper. The Trustee shall be under no duty or obligation to institute, prosecute, maintain or defend any suit, action or other legal proceeding unless it shall be indemnified to its satisfaction against all expenses and liabilities which it may sustain or anticipate by reason thereof.

     (h) To institute, participate and join in any plan of reorganization, readjustment, merger or consolidation with respect to the issuer of any securities held by the Trustee hereunder, and to use any other means of protecting anddealing with any of the assets of the Fund which it believes reasonably necessary or proper and, in general, to exercise each and every other power or right with respect to each asset or investment held by it hereunder as individuals generally have and enjoy with respect to their own assets and investment, including power to vote upon any securities or other assets having voting power which it may hold from time to time, and to give proxies with respect thereto, with or without power of substitution or revocation, and to deposit assets or investments with any protective committee, or with trustees or depositaries designated by any such committee or by any such trustees or any court. Notwithstanding the foregoing, an Investment Manager shall have any or all of such powers and rights with respect to Plan assets for which it has investment responsibility but only if (and only to the extent that) such powers and rights are expressly given to such Investment Manager in a written agreement signed by it and acknowledged in writing by the Trustee. In all other cases, such powers and rights shall be exercised solely by the Trustee. Furthermore, neither the Trustee nor the Investment Manager, as the case may be, shall vote or take similar actions with respect to any security in which it may have an interest, direct or indirect. In such case, the Trustee or Investment Manager shall notify the Principal Sponsor and the Principal Sponsor shall direct the Trustee or the Investment Manager with respect to such voting or similar action.

     (i) In any matter of doubt affecting the meaning, purpose or intent of any provision of this Plan Statement which directly affects its duties, to determine such meaning, purpose or intent.

     (j) To require, as a condition to distribution of any Vested Total Account, proof of identity or of authority of the person entitled to receive the same, including power to require reasonable indemnification on that account as a condition precedent to its obligation to make distribution hereunder.

     (k) To collect, receive, receipt and give quittance for all payments that may be or become due and payable on account of any asset in trust hereunder which has not, by act of the Trustee taken pursuant thereto, been made payable to others; and payment thereof by the company issuing the same, or by the party obligated thereon, as the case may be, when made to the Trustee hereunder or to any person or persons designated by the Trustee, shall acquit, release and discharge such company or obligated party from any and all liability on account thereof.

     (l) To determine from time to time, as required for the purpose of distribution or for the purpose of allocating trust income or for any other purpose of the Plan, the then value of the Fund and the Accounts in the Fund, the Trustee, in each such case, using and employing for that purpose the fair market value of each of the assets constituting the Fund. Each such determination so made by the Trustee in good faith shall be binding and conclusive upon all persons interested or becoming interested in the Plan or the Fund.

     (m) To receive and retain contributions made in a form other than cash in the form in which the same are received until such time as the Trustee, in its sole discretion, deems it advisable to sell or otherwise dispose of such assets.

     (n) To commingle, for investment purposes, the assets of the Fund with the assets of any other qualified retirement plan trust fund of the Employer, provided that the records of the Trustee shall reflect the relative interests of the separate trusts in such commingled fund.

     (o) To grant options for the sale or other disposition of Fund assets; to purchase options for the acquisition of assets of any type; and to buy and sell (including short sales) call options, put options and futures contracts.

     (p) To have and to exercise such other and additional powers as may be advisable or proper in its opinion for the effective and economical administration of the Fund.

     (q) To deposit any part or all of the assets in any collective trust fund which is now or hereafter maintained by the Trustee, an agent of the Trustee or an Investment Manager as a medium for the collective investment of funds of pension, profit sharing or other employee benefit plans, and which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code, and to withdraw any part or all of the assets so deposited and any assets deposited with the trustee of a collective trust fund shall be held and invested by the trustee thereunder pursuant to all the terms and conditions of the trust agreement or declaration of trust establishing the fund, which are hereby incorporated herein by reference and shall prevail over any contrary provisions of this Plan Statement.

     (r) To deposit any part or all of the assets with the trustee of any master investment trust maintained by the Principal Sponsor for the investment of assets of qualified pension, profit sharing or stock bonus plans it or its subsidiaries maintain and to withdraw any part or all of the assets so deposited, and any assets deposited with the trustee of a master investment trust shall be held and invested by that trustee pursuant to the terms and conditions of the master investment trust document, which is hereby incorporated herein by reference and shall prevail over any contrary provision of this Plan Statement.

10.7. Investment Managers.

     10.7.1. Appointment and Qualifications. The Principal Sponsor shall have the power to appoint from time to time one or more Investment Managers to direct the Trustee in the investment of, or to assume complete investment responsibility over, all or any portion of the Fund. An Investment Manager may be any person or firm (a) which is either (1) registered as an investment adviser under the Investment Advisers Act of 1940, (2) a bank, or (3) an insurance company which is qualified to perform the services of an Investment Manager under the laws of more than one state; and (b) which acknowledges in writing that it is a fiduciary with respect to the Plan. The conditions prescribed in the preceding sentence shall apply to the issuer of any group annuity contract hereunder only if, and to the extent that, such issuer would otherwise be considered a "fiduciary" with respect to the Plan, within the meaning of ERISA.

     10.7.2. Removal. The Principal Sponsor may remove any such Investment Manager and shall have the power to appoint a successor or successors from time to time in succession to any Investment Manager who shall be removed, shall resign or shall otherwise cease to serve hereunder.

     10.7.3. Relation to Other Fiduciaries. The Trustee shall comply with all investment directions given to the Trustee with respect to the designated portion of the Fund, and the Trustee shall be released and exonerated of and from all liability for or on account of any action taken or not taken by it pursuant to the directions of such Investment Manager, except to the extent that liability is imposed under ERISA. Neither the Employer or any of its officers, directors or employees nor any member of the Committee shall be liable for the acts or omissions of the Trustee or of any Investment Manager appointed hereunder. The fees and expenses of any Investment Manager, as agreed upon from time to time between theInvestment Manager and the Employer, shall be charged to and paid from the Fund in a fair and equitable manner, except to the extent that the Employer, in its discretion, may pay such directly to the Investment Manager.

10.8. No Investment in Employer Real Property. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any "employer real property" as that term is defined in section 407(d) of ERISA.

10.9. No Investment in Employer Securities. Notwithstanding any other provision of this Plan Statement, the Plan may not acquire or hold any "employer security" as that term is defined in section 407(d)(5) of ERISA).

10.10. Fiduciary Principles. The Trustee and each other fiduciary hereunder, in the exercise of each and every power or discretion vested in them by the provisions of this Plan Statement, shall (subject to the provisions of ERISA) discharge their duties with respect to the Plan solely in the interest of the Participants and Beneficiaries:

     (a)  for the exclusive purpose of:

          (i)  providing benefits to Participants and Beneficiaries, and

          (ii) defraying reasonable expenses of administering the Plan,

     (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims,

     (c) by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so, and

     (d) in accordance with the documents and instruments governing the Plan, insofar as they are consistent with the provisions of ERISA.

Notwithstanding anything in this Plan Statement to the contrary, any provision hereof which purports to relieve a fiduciary from responsibility or liability for any responsibility, obligation or duty under Part 4 of Subtitle B of Title I of ERISA shall, to the extent the same is inconsistent with said Part 4, be deemed void.

10.11. Prohibited Transactions. Except as may be permitted by law, no Trustee or other fiduciary hereunder shall permit the Plan to engage, directly or indirectly, in any of the following transactions with a person who is a "disqualified person" (as defined in section 4975 of the Code) or a "party in interest" (as defined in section 3(14) of ERISA):

     (a) sale, exchange or leasing of any property between the Plan and such person,

     (b) lending of money or other extension of credit between the Plan and such person,

     (c) furnishing of goods, services or facilities between the Plan and such person,

     (d) transfer to, or use by or for the benefit of, such person of the income or assets of the Plan,

     (e) act by such person who is a fiduciary hereunder whereby the fiduciary deals with the income or assets of the Plan in the fiduciary's own interest or for the fiduciary's own account, or

     (f) receipt of any consideration for the fiduciary's own personal account by such person who is a fiduciary from any party dealing with the Plan in connection with a transaction involving the income or assets of the Plan.

10.12. Indemnity. Each individual (as distinguished from corporate) trustee of the Plan or officer, director or employee of the Employer shall, except as prohibited by law, be indemnified and held harmless by the Employer from any and all liabilities, costs and expenses (including legal fees), to the extent not covered by liability insurance, arising out of any action taken by such individual with respect to the Plan, whether imposed under ERISA or otherwise, unless the liability, cost or expense arises from the individual's claim for his or her own benefit, the proven gross negligence, the bad faith or, if the individual had reasonable cause to believe his or her conduct was unlawful, the criminal misconduct of such individual. This indemnification shall continue as to an individual who has ceased to be a trustee of the Plan or officer, director or employee of the Employer and shall inure to the benefit of the heirs, executors and administrators of such an individual.

                                   SECTION 11

                     DETERMINATIONS -- RULES AND REGULATIONS

11.1. Determinations. The Committee shall make such determinations as may be required from time to time in the administration of the Plan. The Committee shall have the sole discretion, authority and responsibility to interpret and construe the Plan Statement and to determine all factual and legal questions under the Plan, including but not limited to the entitlement of employees, Participants and Beneficiaries and the amounts of their respective interests. The Trustee and other interested parties may act and rely upon all information reported to them hereunder and need not inquire into the accuracy thereof, nor be charged with any notice to the contrary.

11.2. Rules and Regulations. Any rule not in conflict or at variance with the provisions hereof may be adopted by the Committee.

11.3. Method of Executing Instruments.

     11.3.1. Employer or Committee. Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor, the Employer or the Committee pursuant to any provision of this Plan Statement may be signed in the name of the Principal Sponsor or Employer by any officer or by any employee who has been authorized to make such certification or to give such notices or consents or by any Committee member.

     11.3.2. Trustee. Any instrument or written notice required, necessary or advisable to be made or given by the Trustee may be signed by any Trustee, if all Trustees serving hereunder are individuals, or by any authorized officer or employee of the Trustee, if a corporate Trustee shall be acting hereunder as sole Trustee, or by any such officer or employee of the corporate Trustee or by an individual Trustee acting hereunder, if corporate and individual Trustees shall be serving as co-trustees hereunder.

11.4. Claims Procedure. Until modified by the Committee, the claims procedure set forth in this Section 11.4 shall be the claims procedure for the resolution of disputes and disposition of claims arising under the Plan. An application for a distribution under Section 7 shall be considered as a claim for the purposes of this Section.

     11.4.1. Original Claim. Any employee, former employee, or Beneficiary of such employee or former employee may, if the employee, former employee or Beneficiary so desires, file with the Committee a written claim for benefits under the Plan. Within ninety (90) days after the filing of such a claim, the Committee shall notify the claimant in writing whether the claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred eighty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Committee shall state in writing:

     (a)  the specific reasons for the denial,

     (b) the specific references to the pertinent provisions of this Plan Statement on which the denial is based,

     (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary, and

     (d) an explanation of the claims review procedure set forth in this Section.

     11.4.2. Claims Review Procedure. Within sixty (60) days after receipt of notice that the claim has been denied in whole or in part, the claimant may file with the Committee a written request for a review and may, in conjunction therewith, submit written issues and comments. Within sixty (60) days after the filing of such a request for review, the Committee shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than one hundred twenty days from the date the request for review was filed) to reach a decision on the request for review.

     11.4.3. General Rules.

     (a) No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Committee may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Committee upon request.

     (b) All decisions on claims and on requests for a review of denied claims shall be made by the Committee unless delegated as provided in Section 12.2.

     (c) The Committee may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

     (d) Claimants may be represented by a lawyer or other representative at their own expense, but the Committee reserves the right to require the claimant to furnish written authorization. A claimant's representative shall be entitled to copies of all notices given to the claimant.

     (e) The decision of the Committee on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

     (f) Prior to filing a claim or a request for a review of a denied claim, the claimant or the claimant's representative shall have a reasonable opportunity to review a copy of this Plan Statement and all other pertinent documents in the possession of the Employer, the Committee and the Trustee.

11.5. Information Furnished by Participants. Neither the Employer nor the Committee nor the Trustee shall be liable or responsible for any error in the computation of the Account of a Participant resulting from any misstatement of fact made by the Participant, directly or indirectly, to the Employer, the Committee or the Trustee and used by them in determining the Participant's Account. Neither the Employer nor the Committee nor the Trustee shall be obligated or required to increase the Account of such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the Account of any Participant which is overstated by reason of any such misstatement shall be reduced to the amount appropriate for the Participant in view of the truth. Any refund received upon reduction of an Account so made shall be used to reduce the next succeeding contribution of the Employer to the Plan.

                                   SECTION 12

                               PLAN ADMINISTRATION

12.1. Principal Sponsor.

     12.1.1. Officers. Except as hereinafter provided, functions generally assigned to the Principal Sponsor shall be discharged by its officers or delegated and allocated as provided herein.

     12.1.2. Chief Executive Officer. Except as hereinafter provided, the Chief Executive Officer of the Principal Sponsor may delegate or redelegate and allocate and reallocate to one or more persons or to a committee of persons jointly or severally, and whether or not such persons are directors, officers or employees, such functions assigned to the Principal Sponsor hereunder as the Chief Executive Officer may from time to time deem advisable.

     12.1.3. Board of Directors. Notwithstanding the foregoing, the Board of Directors of the Principal Sponsor shall have the exclusive authority, which may not be delegated, to act for the Principal Sponsor:

     (a)  to terminate the Plan,

     (b) to appoint or remove a Trustee or accept the resignation of a Trustee; to appoint or remove an Investment Manager,

     (c) to determine the Employer contribution under Section 3; to reduce, suspend or discontinue contributions to the Plan,

     (d) to consent to the adoption of the Plan by other affiliated business entities; to establish conditions and limitations upon such adoption of the Plan by other affiliated business entities; to designate Affiliates, and

     (e) to cause the Plan to be merged with another plan and to transfer assets and liabilities between the Plan and another.

12.2. Committee.

     12.2.1. Appointment and Removal. The Committee shall consist of such members as may be determined and appointed from time to time by the Principal Sponsor and they shall serve at the pleasure of such Principal Sponsor. Members of the Committee shall serve without compensation, but their reasonable expenses shall be an expense of the administration of the Fund and shall be paid by the Trustee from and out of the Fund except to the extent the Employer, in its discretion, directly pays such expenses.

     12.2.2. Automatic Removal. If any individual who is a member of the Committee is a director, officer or employee when appointed as a member of the Committee, then such individual shall be automatically removed as a member of the Committee at the earliest time such individual ceases to be a director, officer or employee. This removal shall occur automatically and without any requirement for action by the Principal Sponsor or any notice to the individual so removed.

     12.2.3. Authority. The Committee may elect such officers as the Committee may decide upon. The Committee shall:

     (a) establish rules for the functioning of the Committee, including the times and places for holding meetings, the notices to be given in respect of suchmeetings and the number of members who shall constitute a quorum for the transaction of business,

     (b) organize and delegate to such of its members as it shall select authority to execute or authenticate rules, advisory opinions or instructions, and other instruments adopted or authorized by the Committee; adopt such bylaws or regulations as it deems desirable for the conduct of its affairs; appoint a secretary, who need not be a member of the Committee, to keep its records and otherwise assist the Committee in the performance of its duties; keep a record of all its proceedings and acts and keep all books of account, records and other data as may be necessary for the proper administration of the Plan; notify the Employer and the Trustee of any action taken by the Committee and, when required, notify any other interested person or persons,

     (c) determine from the records of the Employer the compensation, service records, status and other facts regarding Participants and other employees,

     (d) cause to be compiled at least annually, from the records of the Committee and the reports and accountings of the Trustee, a report or accounting of the status of the Plan and the Accounts of the Participants, and make it available to each Participant who shall have the right to examine that part of such report or accounting (or a true and correct copy of such part) which sets forth the Participant's benefits and ratable interest in the Fund,

     (e) prescribe forms to be used for applications for participation, benefits, notifications, etc., as may be required in the administration of the Plan,

     (f) set up such rules as are deemed necessary to carry out the terms of this Plan Statement,

     (g) resolve all questions of administration of the Plan not specifically referred to in this Section,

     (h) delegate or redelegate to one or more persons, jointly or severally, and whether or not such persons are members of the Committee or employees of the Employer, such functions assigned to the Committee hereunder as it may from time to time deem advisable, and

     (i) perform all other acts reasonably necessary for administering the Plan and carrying out the provisions of this Plan Statement and performing the duties imposed on it.

     12.2.4. Majority Decisions. If there shall at any time be three (3) or more members of the Committee serving hereunder who are qualified to perform a particular act, the same may be performed, on behalf of all, by a majority of those qualified, with or without the concurrence of the minority. No person who failed to join or concur in such act shall be held liable for the consequences thereof, except to the extent that liability is imposed under ERISA.

12.3. Limitation on Authority.

     12.3.1. Fiduciaries Generally. No action taken by any fiduciary, if authority to take such action has been delegated or redelegated to it, shall be the responsibility of any other fiduciary except as may be required by the provisions of ERISA. Except to the extent imposed by ERISA, no fiduciary shall have the duty to question whether any other fiduciary is fulfilling all of the responsibility imposed upon such other fiduciary by the Plan Statement or by ERISA.

     12.3.2. Trustee. The responsibilities and obligations of the Trustee shall be strictly limited to those set forth in this Plan Statement. The Trustee shall have no authority or duty to determine or enforce payment of any Employer contribution under the Plan or to determine the existence, nature or extent of any individual's rights in the Fund or under the Plan or question any determination made by the Principal Sponsor or the Committee regarding the same. Nor shall the Trustee be responsible in any way for the manner in which the Principal Sponsor, the Employer or the Committee carries out its responsibilities under this Plan Statement or, more generally, under the Plan. The Trustee shall give the Principal Sponsor notice of (and tender to the Principal Sponsor) the prosecution or defense of any litigation involving the Plan, the Fund or other fiduciaries of the Plan.

12.4. Conflict of Interest. If any officer or employee of the Employer, any member of the board of directors of the Employer, any member of the Committee or any Trustee to whom authority has been delegated or redelegated hereunder shall also be a Participant or Beneficiary in the Plan, the individual shall have no authority as such officer, employee, member or Trustee with respect to any matter specially affecting his or her individual interest hereunder (as distinguished from the interests of all Participants and Beneficiaries or a broad class of Participants and Beneficiaries), all such authority being reserved exclusively to the other officers, employees, members or Trustees as the case may be, to the exclusion of such Participant or Beneficiary, and such Participant or Beneficiary shall act only in his or her individual capacity in connection with any such matter.

12.5. Dual Capacity. Individuals, firms, corporations or partnerships identified herein or delegated or allocated authority or responsibility hereunder may serve in more than one fiduciary capacity.

12.6. Administrator. The Principal Sponsor shall be the administrator for purposes of section 3(16)(A) of ERISA.

12.7. Named Fiduciaries. The Employer, the officers and board of directors of the Principal Sponsor, the Committee and the Trustee shall be named fiduciaries for the purpose of section 402(a) of ERISA.

12.8. Service of Process. In the absence of any designation to the contrary by the Principal Sponsor, the President of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

12.9. Administrative Expenses. The reasonable expenses of administering the Plan shall be payable out of the Fund except to the extent that the Employer, in its discretion, directly pays the expenses.

12.10. IRS Qualification. This Plan is intended to qualify under section 401(a) of the Code as a defined contribution money purchase pension plan (and not as a defined contribution profit sharing plan or stock bonus plan or a defined benefit pension plan).

                                   SECTION 13

                                   IN GENERAL

13.1. Disclaimers.

     13.1.1. Effect on Employment. Neither the terms of this Plan Statement nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee, and the Employer shall not be obligated to continue the Plan. The terms of this Plan Statement shall not give any employee the right to be retained in the employment of the Employer.

     13.1.2. Sole Source of Benefits. Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee nor the Trustee in any way guarantee the Fund against loss or depreciation, nor do they guarantee the payment of any benefit or amount which may become due and payable hereunder to any Participant, Beneficiary or other person. Each Participant, Beneficiary or other person entitled at any time to payments hereunder shall look solely to the assets of the Fund for such payments. If a Vested Total Account shall have been distributed to a former Participant, Beneficiary or any other person entitled jointly to the receipt thereof (or shall have been transferred to the Trustee of another tax-qualified deferred compensation plan), such former Participant, Beneficiary or other person, as the case may be, shall have no further right or interest in the other assets of the Fund.

     13.1.3. Co-Fiduciary Matters. Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee shall in any manner be liable to any Participant, Beneficiary or other person for any act or omission of the Trustee (except to the extent that liability is imposed under ERISA). Neither the Employer nor any of its officers nor any member of its board of directors nor any member of the Committee nor the Trustee shall be under any liability or responsibility (except to the extent that liability is imposed under ERISA) for failure to effect any of the objectives or purposes of the Plan by reason of loss or fluctuation in the value of Fund or for the form, genuineness, validity, sufficiency or effect of any Fund asset at any time held hereunder, or for the failure of any person, firm or corporation indebted to the Fund to pay such indebtedness as and when the same shall become due or for any delay occasioned by reason of any applicable law, order or regulation or by reason of any restriction or provision contained in any security or other asset held by the Fund. Except as is otherwise provided in ERISA, the Employer and its officers, the members of its board of directors, the members of the Committee, the Trustee and other fiduciaries shall not be liable for an act or omission of another person with regard to a fiduciary responsibility that has been allocated to or delegated in whole or in part to such other person pursuant to the terms of this Plan Statement or pursuant to procedures set forth in this Plan Statement.

13.2. Reversion of Fund Prohibited. The Fund from time to time hereunder shall at all times be a trust fund separate and apart from the assets of the Employer, and no part thereof shall be or become available to the Employer or to creditors of the Employer under any circumstances other than those specified in Section
3.4 and Appendix A to this Plan Statement. It shall be impossible for any part of the corpus or income of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and Beneficiaries (except as hereinbefore provided).

13.3. Contingent Top Heavy Plan Rules. The rules set forth in Appendix B to this Plan Statement (concerning additional provisions that apply if the Plan becomes top heavy) are incorporated herein.

13.4. Continuity. The tenure and membership of any Committee previously appointed, the rules of administration adopted and the Beneficiary designations in effect under the Prior PlanStatement shall, to the extent not inconsistent with this Plan Statement, continue in full force and effect until altered as provided herein.

13.5. Execution in Counterparts. This Plan Statement may be executed in any number of counterparts, each of which, without production of the others, shall be deemed to be an original.


     IN WITNESS WHEREOF, Each of the parties hereto has caused these presents to be executed, all as of the day and year first above written.


TRUSTEES                               FLUOROWARE, INC.


__________________________________     By__________________________________

                                         Its_______________________________

__________________________________
                                       And_________________________________
__________________________________
                                          Its______________________________

                                   APPENDIX A

                         LIMITATION ON ANNUAL ADDITIONS
                               AND ANNUAL BENEFITS


                                    SECTION 1

                                  INTRODUCTION

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. Annual Addition. Annual addition means, with respect to any Participant for a limitation year, the sum of:

                  (i) all employer contributions (including employer contributions of the Participant's earnings reductions under section 401(k), section 403(b) and section 408(k) of the Code) allocable as of a date during such limitation year to the Participant under all defined contribution plans;

                  (ii) all forfeitures allocable as of a date during such limitation year to the Participant under all defined contribution plans; and

                  (iii) all Participant contributions made as of a date during such limitation year to all defined contribution plans.

         1.1.1. Specific Inclusions. With regard to a plan which contains a qualified cash or deferred arrangement or matching contributions or employee contributions, excess contributions and excess aggregate contributions (whether or not distributed during or after the limitation year) shall be considered annual additions in the year contributed. Excess deferrals that are not distributed in accordance with the regulations under section 402(g) of the Code are annual additions.

         1.1.2. Specific Exclusions. The annual addition shall not, however, include any portion of a Participant's rollover contributions or any additions to accounts attributable to a plan merger or a transfer of plan assets or liabilities or any other amounts excludable under law. Excess deferrals that are distributed in accordance with the regulations under section 402(g) of the Code are not annual additions.

         1.1.3. ESOP Rules. In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code, annual additions shall not include any dividends or gains on sale of employer securities held by the employee stock ownership plan (regardless of whether such dividends or gains are (i) on securities which are allocated to Participants' accounts or (ii) on securities which are not allocated to Participants' accounts which, in the case of dividends used to pay principal on an employee stock ownership plan loan, result in employer securities being allocated to Participants' accounts or, in the case of a sale, result in sale proceeds being allocated to Participants' accounts). In the case of an employee stock ownership plan within the meaning of section 4975(e)(7) of the Code under which no more than one-third (1/3rd) of the employer contributions for a limitation year which are deductible under section 404(a)(9) of the Code are allocated to highly compensated employees (as defined in section 414(q) of the Code), annual additions shall not include forfeitures of employer securities under the employee stock ownership plan if such securities were acquired with the proceeds of an exempt loan or, if the Employer is not an S corporation as defined in section 1361(a)(1) of the Code, employer contributions to the employee stock ownership plan which are deductible by the employer under section 404(a)(9)(B) of the Code and charged against the Participant's account (i.e., interest payments).

1.2. Annual Benefit. Annual benefit means a retirement benefit under a defined benefit plan which is payable annually in the form of a straight life annuity.

         1.2.1. Straight Life Annuity. Except as provided below, a benefit payable in a form other than a straight life annuity will be adjusted to the actuarial equivalent straight life annuity before applying the limitations of this Appendix. This actuarial equivalent straight life annuity shall be the greater of (A) the equivalent straight life annuity computed using the interest rate and mortality table (or tabular factor) specified in the defined benefit plan for determining the amount of the particular form of benefit that is payable under the plan, or (B) in the case of a form of benefit subject to section 417(e)(3) of the Code, the equivalent straight life annuity computed using the applicable interest rate and applicable mortality table prescribed by the Secretary of the Treasury under section 417(e)(3) of the Code for this purpose, or (C) in the case of a form of benefit not subject to section 417(e)(3)of the Code, the equivalent straight life annuity computed using a five percent (5%) interest and the applicable mortality table prescribed by the Secretary of the Treasury under section 417(e)(3) of the Code for this purpose.

         1.2.2. Excluded Contributions. The annual benefit does not include any benefits attributable to employee contributions, rollover contributions or the assets transferred from a qualified plan that was not maintained by a controlled group member.

         1.2.3. Ancillary Benefits. No actuarial adjustment to the annual benefit is required for: (i) the value of a qualified joint and survivor annuity (to the extent such value exceeds the sum of the value of a straight life annuity beginning on the same date and the value of post-retirement death benefits that would be paid even if the annuity were not in the form of a joint and survivor annuity), or (ii) the value of benefits that are not directly related to retirement benefits (such as a pre-retirement disability benefit, a pre-retirement death benefit or a post-retirement medical benefit), or (iii) the value of post-retirement cost of living increases made in accordance with regulations under the Code.

1.3. Controlled Group Member. Controlled group member means the Employer and each member of a controlled group of corporations (as defined in section 414(b) of the Code and as modified by section 415(h) of the Code), all commonly controlled trades or businesses (as defined in section 414(c) of the Code and as modified by section 415(h) of the Code), affiliated service groups (as defined in section 414(m) of the Code) of which the Employer is a part and other organizations required to be aggregated for this purpose under section 414(o) of the Code.

1.4. Defined Benefit and Defined Contribution Plans. Defined benefit plan and defined contribution plan have the meanings assigned to those terms by section 415(k)(1) of the Code. Whenever reference is made to defined benefit plans and defined contribution plans in this Appendix, it shall include all such plans maintained by the Employer and all controlled group members.

1.5. Defined Benefit Fraction.

         1.5.1. General Rule. Defined benefit fraction means a fraction the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans determined as of the close of the limitation year, and the denominator of which is the lesser of:

                  (i) one hundred twenty-five percent (125%) of the dollar limitation in effect under section 415(b)(l)(A) of the Code as of the close of such limitation year (i.e., 125% of $90,000 as adjusted for cost of living, commencement dates, length of service and other factors), or

                  (ii) one hundred forty percent (140%) of the dollar amount which may be taken into account under section 415(b)(l)(B) of the Code with respect to such Participant as of the close of such limitation year (i.e., 140% of the Participant's highest average compensation as adjusted for cost of living, length of service and other factors).

         1.5.2. Transition Rule. Notwithstanding the above, if the Participant was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the defined benefit plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of section 415 of the Code for all limitation years beginning before January 1, 1987.

1.6. Defined Contribution Fraction.

         1.6.1. General Rule. Defined contribution fraction means a fraction the numerator of which is the sum of the Participant's annual additions (including employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee as defined in section 416 of the Code under a welfare benefit fund or individual medical account) as of the close of the limitation year and for all prior limitation years, and the denominator of which is the sum of the amounts determined under paragraph (i) or (ii) below, whichever is the lesser, for such limitation year and for each prior limitation year in which the Participant had any service with the Employer (regardless of whether that or any other defined contribution plan was in existence during those years or continues in existence):

                  (i) one hundred twenty-five percent (125%) of the dollar limitation in effect under section 415(c)(l)(A) of the Code for such limitation year determined without regard to section 415(c)(6) of the Code (i.e., 125% of $30,000 as adjusted for cost of living), or

                  (ii) one hundred forty percent (140%) of the dollar amount which may be taken into account under section 415(c)(l)(B) of the Code with respect to such individual under the defined contribution plan for such limitation year (i.e., 140% of 25% of the Participant's ss. 415 compensation for such limitation year).

         1.6.2. TEFRA Transition Rule. The Employer may elect that the amount taken into account for each Participant for all limitation years ending before January 1, 1983, under Section 1.6.1(i) and Section 1.6.1(ii) shall be determined pursuant to the special transition rule provided in section 415(e)(6) of the Code.

         1.6.3. Employee Contributions. Notwithstanding the definition of "annual additions," for the purpose of determining the defined contribution fraction in limitation years beginning before January 1, 1987, employee contributions shall not be taken into account to the extent that they were not required to be taken into account under section 415 of the Code prior to the Tax Reform Act of 1986.

         1.6.4. Annual Denominator. The amounts to be determined under Section 1.6.1(i) and Section 1.6.1(ii) for the limitation year and for all prior limitation years in which the Participant had any service with the Employer shall be determined separately for each such limitation year on the basis of which amount is the lesser for each such limitation year.

         1.6.5. Historical Amounts. For all limitation years ending before January 1, 1976, the dollar limitation under section 415(c)(1)(A) of the Code is Twenty-five Thousand Dollars ($25,000). For limitation years ending after December 31, 1975, and before January 1, 1999, the amount shall be:

          For limitation years                     The ss. 415(c)(1)(A)
             ending during:                         dollar amount is:
            ----------------                       ------------------
                  1976                                   $26,825
                  1977                                   $28,175
                  1978                                   $30,050
                  1979                                   $32,700
                  1980                                   $36,875
                  1981                                   $41,500
                  1982                                   $45,475
              1983 - 2000                                $30,000

         1.6.6. Relief Rule. If the Participant was a participant as of the end of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed one (1.0). Under the adjustment, an amount equal to the product of the excess of the sum of the fractions over one (1.0), times the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 6, 1986, but using the section 415 limitations applicable to the first limitation year beginning on or after January 1, 1987.

1.7. Highest Average Compensation. Highest average compensation means the averagess. 415 compensation for the three (3) consecutive calendar years during which the Participant was both an active participant in the defined benefit plan and had the greatest aggregate compensation from the Employer.

1.8. Individual Medical Account. Individual medical account means an account, as defined in section 415(1)(2) of the Code maintained by the Employer or a controlled group member which provides an annual addition.

1.9. Limitation Year. Limitation year means the Plan Year.

1.10. Maximum Permissible Addition.

         1.10.1. General Rule. Maximum permissible addition (a term that is relevant only with respect to defined contribution plans) means, for any one (1) limitation year, the lesser of:

                  (i) Thirty Thousand Dollars ($30,000), as adjusted automatically for increases in the cost of living by the Secretary of the Treasury, or

                  (ii) twenty-five percent (25%) of the Participant'sss. 415 compensation for such limitation year.

         1.10.2. Medical Benefits. The dollar limitation in Section 1.10.1(i), but not the amount determined in Section 1.10.1(ii), shall be reduced by the amount of employer contributions which are allocated to a separate account established for the purpose of providing medical benefits or life insurance benefits with respect to a key employee (as defined in section 416 of the Code) under a welfare benefit fund or an individual medical account.

1.11. Maximum Permissible Benefit. Maximum permissible benefit (a term that is relevant only with respect to defined benefit plans) means, for any one (1) limitation year, an amount determined as follows:

         1.11.1. SSRA Commencement. If the annual benefit commences at the social security retirement age, the maximum permissible benefit is the lesser of:

                  (i)      Ninety Thousand Dollars ($90,000), or

                  (ii)     the Participant's highest average compensation.

         1.11.2. Early Commencement. If the annual benefit commences before the social security retirement age, the maximum permissible benefit may not exceed the lesser of the actuarial equivalent of a Ninety Thousand Dollar ($90,000) annual benefit beginning at the social security retirement age or the Participant's highest average compensation. If the annual benefit commences before the social security retirement age but after age sixty-two (62) years, this actuarial equivalent shall be the Ninety Thousand Dollar ($90,000) annual benefit reduced in accordance with reductions in social security benefits (i.e., 5/9% for each of the first 36 months and 5/12% for each additional month by which the commencement date precedes the social security retirement age). If the annual benefit commences before age sixty-two (62) years, this actuarial equivalent shall be the actuarial equivalent of the maximum permissible benefit as reduced under the prior sentence to age sixty-two (62) years. This actuarial equivalent (i.e., the pre-age 62 years actuarial equivalent) shall be the lesser of (A) the equivalent amount computed using the interest rate and mortality table (or tabular factor) specified in the defined benefit plan for determining the amount of the early retirement benefit that is payable under the plan, or
(B) the equivalent amount computed using five percent (5%) interest and the applicable mortality table as prescribed by the Secretary of the Treasury for these purposes.

         1.11.3. Late Commencement. If the annual benefit commences after the social security retirement age, the benefit may not exceed the lesser of the actuarial equivalent of a Ninety Thousand Dollar ($90,000) annual benefit beginning at the social security retirement age or the Participant's highest average compensation. This actuarial equivalent (i.e., the post-social security retirement age actuarial equivalent) shall be the lesser of (A) the equivalent amount computed using the interest rate and mortality table (or tabular factor) specified in the defined benefit plan for determining the amount of the late retirement benefit that is payable under the plan, or (B) the equivalent amount computed using five percent (5%) interest and the applicable mortality table as prescribed by the Secretary of the Treasury for these purposes.

         1.11.4. Cost of Living Adjustments. Effective on January 1, 1988 and each January 1 thereafter, the Ninety Thousand Dollar ($90,000) limit and the highest average compensation limit (for Participants who have separated from service) shall be adjusted automatically for increases in the cost of living by the Secretary of the Treasury. The new amounts will apply to limitation years ending within such calendar year.

         1.11.5. Participation Reduction. If a Participant has less than ten
(10) years of participation in the plan, the Ninety Thousand Dollar ($90,000) limit otherwise defined and adjusted above (but not the highest average compensation limit) shall be reduced to an amount equal to ninety thousand dollars ($90,000) as otherwise defined and adjusted above multiplied by a fraction:

                  (i) the numerator of which is the number of years (and part thereof) of participation, and

                  (ii)     the denominator of which is ten (10).

         1.11.6. Service Reduction. If a Participant has less than ten (10) years of service with the controlled group members, the highest average compensation limit otherwise defined and adjusted above (but not the Ninety Thousand Dollar limit) shall be reduced to an amount equal to the highest average compensation limit as otherwise defined and adjusted above multiplied by a fraction:

                  (i) the numerator of which is the number of years (and part thereof) of service, and

                  (ii)     the denominator of which is ten (10).

1.12. Projected Annual Benefit. Projected annual benefit means the annual benefit payable to the Participant at his or her normal retirement age (as defined in the defined benefit plan) adjusted to an actuarially equivalent straight life annuity form (or, if it would be a lesser amount, to any actuarially equivalent qualified joint and survivor annuity form that is available under the defined benefit plan) assuming that:

                  (i) the Participant continues employment and participation under the defined benefit plan until his or her normal retirement age (as defined in the defined benefit plan) or, if later, until his or her current age, and

                  (ii) the Participant's ss. 415 compensation and all other factors used to determine annual benefits under the defined benefit plan remain unchanged for all future limitation years.

1.13. Section 415 Compensation. Section 415 compensation (sometimes, "ss. 415 compensation") shall mean, with respect to any limitation year, the total wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer to the extent that such amounts are includible in gross income but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). Without regard to whether it is or is not includible in gross income, subject to other limitations and rules of this Section, (i) ss. 415 compensation shall include foreign earned income as defined in section 911(b) of the Code whether or not excludable from gross income under section 911 of the Code, and (ii) ss. 415 compensation shall be determined without regard to the exclusions from gross income in section 931 and section 933 of the Code. For limitation years beginning after December 31, 1991, ss. 415 compensation shall be determined on a cash basis. For limitation years beginning after December 31, 1997, ss. 415 compensation shall also include any elective deferral as defined in section 402(g)(3) of the Code and any amount which is contributed or deferred by an Employer at the election of the employee and which is not includible in the gross income of the employee by reason of section 125, section 132(f) or section 457 of the Code.

1.14. Social Security Retirement Age. Social security retirement age means the age used as retirement age under section 216(l) of the Social Security Act except that such section shall be applied (i) without regard to the age increase factor, and (ii) as if the early retirement age under section 216(1)(2) of the Social Security Act were age sixty-two (62) years.

1.15. Welfare Benefit Fund. Welfare benefit fund means a fund as defined in section 419(e) of the Code which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in section 419A(d)(3).


                                    SECTION 2

                         DEFINED CONTRIBUTION LIMITATION

Notwithstanding anything to the contrary contained in the Plan Statement, there shall not be allocated to the account of any Participant under a defined contribution plan for any limitation year an amount which would cause the annual addition for such Participant to exceed the maximum permissible addition.

                                    SECTION 3

                           DEFINED BENEFIT LIMITATION

Notwithstanding anything to the contrary contained in the Plan Statement, there shall not be accrued for the benefit of any Participant under a defined benefit plan an amount which would cause the annual benefit for any limitation year for such Participant to exceed the maximum permissible benefit.


                                    SECTION 4

                            COMBINED PLANS LIMITATION

Notwithstanding anything to the contrary contained in the Plan Statement, during limitation years beginning before January 1, 2000, there shall not be allocated to the account of any Participant under a defined contribution plan or accrued for the benefit of any Participant under a defined benefit plan any amount which would cause the sum of such Participant's defined benefit fraction and defined contribution fraction to exceed one (1.0) at the close of any limitation year.


                                    SECTION 5

                                 REMEDIAL ACTION

5.1. Defined Contribution Plans Only. If a Participant's annual additions for a limitation year would exceed the maximum permissible addition, to the extent necessary to eliminate the excess the following shall occur in the following sequence.

         5.1.1. Employee After Tax Contributions and Elective Deferrals. The defined contribution plan shall:

                  (i) return any unmatched employee contributions made by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                  (ii) distribute unmatched elective deferrals (within the meaning of section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                  (iii) return any matched employee contributions made by the Participant for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan), and

                  (iv) distribute matched elective deferrals (within the meaning of section 402(g)(3) of the Code) made for the limitation year to the Participant (adjusted for their proportionate share of gains but not losses while held in the defined contribution plan).

To the extent matched employee contributions are returned or any matched elective deferrals are distributed, any matching contribution made with respect thereto shall be forfeited and reallocated to Participants as provided in the defined contribution plan.

         5.1.2. Employer Contributions. If, after taking all the actions contemplated by Section 5.1.1, an excess still exists, the defined contribution plan shall dispose of the excess as follows.

         (a) Covered. If that Participant is covered by the defined contribution plan at the end of the limitation year, the Employer shall cause such excess to be used to reduce employer contributions for the next limitation year ("second limitation year") and succeeding limitation years, as necessary, for that Participant.

         (b) Not Covered. If the Participant is not covered by the defined contribution plan at the end of the limitation year, however, then the excess amounts must be held unallocated in an "excess account" for the second limitation year (or succeeding limitation years) and allocated and reallocated in the second limitation year (or succeeding limitation year) to all the remaining Participants in the defined contribution plan as if an employer contribution for the second limitation year (or succeeding limitation year). However, if the allocation or reallocation of the excess amounts pursuant to the provisions of the defined contribution plan causes the limitations of this Appendix to be exceeded with respect to each Participant for the second limitation year (or succeeding limitation years), then these amounts must be held unallocated in an excess account. If an excess account is in existence at any time during the second limitation year (or any succeeding limitation year), all amounts in the excess account must be allocated and reallocated to Participants' accounts (subject to the limitations of this Appendix) as if they were additional employer contributions before any employer contribution and any Participant contributions which would constitute annual additions may be made to the defined contribution plan for that limitation year. Furthermore, the excess amounts must be used to reduce employer contributions for the second limitation year (and succeeding limitation years, as necessary) for all of the remaining Participants.

         (c) No Distributions. Excess amounts may not be distributed from the defined contribution plan to Participants or former Participants.

         If an excess account is in existence at any time during a limitation year, the gains and losses and other income attributable to the excess account shall be allocated to such excess account. To the extent that investment gains or other income or investment losses are allocated to the excess account, the entire amount allocated to Participants from the excess account, including any such gains or other income or less any losses, shall be considered as an annual addition. If the defined contribution plan should be terminated prior to the date any such temporarily held, unallocated excess can be allocated to the Accounts of Participants, the date of termination shall be deemed to be an Annual Valuation Date for the purpose of allocating such excess and, if any portion of such excess cannot be allocated as of such deemed Annual Valuation Date by reason of the limitations of this Appendix, such remaining excess shall be returned to the Employer.

         5.1.3. Sequence of Plans. Each step of remedial action under Section
5.1.1 and Section 5.1.2 as may be necessary to correct an excess allocation shall be made in all defined contribution plans before the next step of remedial action is made. Each such step shall be made in the defined contribution plans in the following sequence:

                  (i) all profit sharing and stock bonus plans containing cash or deferred arrangements,

                  (ii) all money purchase pension plans other than money purchase pension plans that are part of employee stock ownership plans,

                  (iii) all profit sharing and stock bonus plans other than profit sharing and stock bonus plans containing cash or deferred arrangements and employee stock ownership plans,

                  (iv)     all employee stock ownership plans.

If an excess allocation occurs in two (2) or more plans in the same category, correction of the excess allocation shall be made in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan.

5.2. Defined Benefit Plans Only.

         5.2.1. General Rule. If a Participant's annual benefit for any limitation year would exceed the maximum permissible benefit, to the extent necessary to eliminate the excess the defined benefit plan shall cease the accrual of benefits or reduce benefits previously accrued.

         5.2.2. Sequence of Plans. Such remedial action as may be necessary to prevent an annual benefit from exceeding the maximum permissible benefit in a limitation year shall be made in defined benefit plans as follows.

         (a) Single Plan. If the Participant is accruing benefits in only one defined benefit plan during such limitation year, all such cessations and reductions shall be made in that plan; and

         (b) Other Plans In Earlier Years. To the extent that such cessations and reductions are not adequate and the Participant has accrued benefits in one or more other defined benefit plans in earlier limitation years, such cessations and reduction of accrued benefits under other plans shall be made in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan; and

         (c) Multiple Plans. If the Participant is concurrently accruing benefits in more than one defined benefit plan during such limitation year, such cessations and reductions of accrued benefits under such defined benefit plans shall be made in chronological order as determined by the effective date of each plan (using the original effective date of the plan) beginning with the most recently established plan.

5.3. Combined Defined Benefit and Defined Contribution Plans. If the sum of a Participant's defined benefit fraction and the defined contribution fraction would exceed one (1.0) at the end of any limitation year beginning before January 1, 2000, to the extent necessary to eliminate the excess the following shall occur in the following sequence.

         (a) Defined Benefit. The cessation and reduction of accruals described in Section 5.2 shall be made.

         (b) Defined Contribution. The actions described in Section 5.1 shall be taken.

                                   APPENDIX B

                         CONTINGENT TOP HEAVY PLAN RULES


         Notwithstanding any of the foregoing provisions of the Plan Statement, if, after applying the special definitions set forth in Section 1 of this Appendix, this Plan is determined under Section 2 of this Appendix to be a top heavy plan for a Plan Year, then the special rules set forth in Section 3 of this Appendix shall apply. For so long as this Plan is not determined to be a top heavy plan, the special rules in Section 3 of this Appendix shall be inapplicable to this Plan.


                                    SECTION 1

                               SPECIAL DEFINITIONS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix. In addition, when used in this Appendix, the following terms shall have the following meanings:

1.1. Aggregated Employers. Aggregated employers means the Employer and each other corporation, partnership or proprietorship which is a "predecessor" to the Employer, or is under "common control" with the Employer, or is a member of an "affiliated service group" that includes the Employer, as those terms are defined in section 414(b), (c), (m) or (o) of the Code.

1.2. Aggregation Group. Aggregation group means a grouping of this Plan and:

         (a) if any Participant in the Plan is a key employee, each other qualified pension, profit sharing or stock bonus plan of the aggregated employers in which a key employee is a Participant (and for this purpose, a key employee shall be considered a Participant only during periods when he is actually accruing benefits and not during periods when he has preserved accrued benefits attributable to periods of participation when he was not a key employee), and

         (b) each other qualified pension, profit sharing or stock bonus plan of the aggregated employers which is required to be taken into account for this Plan or any plan described in paragraph
                  (a) above to satisfy the qualification requirements under
                  section 410 or section 401(a)(4) of the Code, and

         (c) each other qualified pension, profit sharing or stock bonus plan of the aggregated employers which is not included in paragraph (a) or (b) above, but which the

                  Employer elects to include in the aggregation group and which, when included, would not cause the aggregation group to fail to satisfy the qualification requirements under section 410 or section 401(a)(4) of the Code.

1.3. Compensation. Unless the context clearly requires otherwise, compensation means the wages, tips and other compensation paid to the Participant by the Employer and reportable in the box designated "wages, tips, other compensation" on Treasury Form W-2 (or any comparable successor box or form) for the applicable period but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2) of the Code). In determining compensation there shall be included elective contributions made by the Employer on behalf of the Participant that are not includible in gross income under sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code including elective contributions authorized by the Participant under a cafeteria plan or any qualified cash or deferred arrangement under section 401(k) of the Code. For the purposes of this Appendix (excluding Section 1.6 of this Appendix), compensation shall be limited to Two Hundred Thousand Dollars ($200,000) (as adjusted under the Code for cost of living increases) for Plan Years beginning before January 1, 1994, and One Hundred and Fifty Thousand Dollars ($150,000) (as so adjusted) for Plan Years beginning after December 31, 1993.

1.4. Determination Date. Determination date means, for the first (1st) Plan Year of a plan, the last day of such first (1st) Plan Year, and for each subsequent Plan Year, the last day of the immediately preceding Plan Year.

1.5. Five Percent Owner. Five percent owner means for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than five percent (5%) of the value of the outstanding stock of the corporation or stock possessing more than five percent (5%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than five percent (5%) of the capital interest or the profits interest in such aggregated employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.6. Key Employee. Key employee means each Participant (whether or not then an employee) who at any time during a Plan Year (or any of the four preceding Plan Years) is:

         (a) an officer of any aggregated employer (excluding persons who have the title of an officer but not the authority and including persons who have the authority of an officer but not the title) having an annual compensation from all aggregated employers for any such Plan Year in excess of fifty percent (50%) of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year, or

         (b) one (1) of the ten (10) employees (not necessarily Participants) owning (or considered to own within the meaning of the shareholder attribution rules) both more than one-half of one percent (1/2%) ownership interest in value and the largest percentage ownership interests in value of any of the aggregated employers (which are owned by employees) and who has an annual compensation from all the aggregated employers in excess of the limitation in effect under section 415(c)(1)(A) of the Code for any such Plan Year, or

         (c)      a five percent owner, or

         (d) a one percent owner having an annual compensation from the aggregated employers of more than One Hundred Fifty Thousand Dollars ($150,000);

provided, however, that no more than fifty (50) employees (or, if lesser, the greater of three of all the aggregated employers' employees or ten percent of all the aggregated employers' employees) shall be treated as officers. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity. For purposes of paragraph (b) above, if two (2) employees have the same interest in any of the aggregated employers, the employee having the greatest annual compensation from that aggregated employer shall be treated as having a larger interest. For the purpose of determining compensation, however, all compensation received from all aggregated employers shall be taken into account. The term "key employee" shall include the beneficiaries of a deceased key employee.

1.7. One Percent Owner. One percent owner means, for each aggregated employer that is a corporation, any person who owns (or is considered to own within the meaning of the shareholder attribution rules) more than one percent (1%) of the value of the outstanding stock of the corporation or stock possessing more than one percent (1%) of the total combined voting power of the corporation, and, for each aggregated employer that is not a corporation, any person who owns more than one percent (1%) of the capital or the profits interest in such aggregated employer. For the purposes of determining ownership percentages, each corporation, partnership and proprietorship otherwise required to be aggregated shall be viewed as a separate entity.

1.8. Shareholder Attribution Rules. Shareholder attribution rules means the rules of section 318 of the Code, (except that subparagraph (C) of section 318(a)(2) of the Code shall be applied by substituting "5 percent" for "50 percent") or, if the Employer is not a corporation, the rules determining ownership in such Employer which shall be set forth in regulations prescribed by the Secretary of the Treasury.

1.9. Top Heavy Aggregation Group. Top heavy aggregation group means any aggregation group for which, as of the determination date, the sum of:

                  (i) the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such aggregation group, and

                  (ii) the aggregate of the accounts of key employees under all defined contribution plans included in such aggregation group,

exceed sixty percent (60%) of a similar sum determined for all employees. In applying the foregoing, the following rules shall be observed:

         (a) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five
                  (5) year period ending on the determination date.

         (b) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

         (c) If any individual is not a key employee with respect to a plan for any Plan Year, but such individual was a key employee with respect to a plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

         (d) The determination of whether a plan is a top heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.

         (e) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

         (f) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the determination date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

         (g) If any individual has not performed any services for any employer maintaining the plan at any time during the five (5) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

         (h) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.

1.10. Top Heavy Plan. Top heavy plan means a qualified plan under which (as of the determination date):

                  (i) if the plan is a defined benefit plan, the present value of the cumulative accrued benefits for key employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits for all employees, and

                  (ii) if the plan is a defined contribution plan, the aggregate of the accounts of key employees exceeds sixty percent (60%) of the aggregate of all of the accounts of all employees.

In applying the foregoing, the following rules shall be observed:

         (a) Each plan of an Employer required to be included in an aggregation group shall be a top heavy plan if such aggregation group is a top heavy aggregation group.

         (b) For the purpose of determining the present value of the cumulative accrued benefit for any employee under a defined benefit plan, or the amount of the account of any employee under a defined contribution plan, such present value or amount shall be increased by the aggregate distributions made with respect to such employee under the plan during the five
                  (5) year period ending on the determination date.

         (c) Any rollover contribution (or similar transfer) initiated by the employee, made from a plan maintained by one employer to a plan maintained by another employer and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group). Any rollover contribution (or similar transfer) not described in the preceding sentence shall be taken into account with respect to the transferee plan for the purpose of determining whether such transferee plan is a top heavy plan (or whether any aggregation group which includes such plan is a top heavy aggregation group).

         (d) If any individual is not a key employee with respect to a plan for any Plan Year, but such individual was a key employee with respect to the plan for any prior Plan Year, the cumulative accrued benefit of such employee and the account of such employee shall not be taken into account.

         (e) The determination of whether a plan is a top heavy plan shall be made once for each Plan Year of the plan as of the determination date for that Plan Year.

         (f) In determining the present value of the cumulative accrued benefits of employees under a defined benefit plan, the determination shall be made as of the actuarial valuation date last occurring during the twelve (12) months preceding the determination date and shall be determined on the assumption that the employees terminated employment on the valuation date except as provided in section 416 of the Code and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The accrued benefit of any employee (other than a key employee) shall be determined under the method which is used for accrual purposes for all plans of the employer or if there is no method which is used for accrual purposes under all plans of the employer, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under section 411(b)(1)(C) of the Code. In determining this present value, the mortality and interest assumptions shall be those which would be used by the Pension Benefit Guaranty

                  Corporation in valuing the defined benefit plan if it terminated on such valuation date. The accrued benefit to be valued shall be the benefit expressed as a single life annuity.

         (g) In determining the accounts of employees under a defined contribution plan, the account values determined as of the most recent asset valuation occurring within the twelve (12) month period ending on the determination date shall be used. In addition, amounts required to be contributed under either the minimum funding standards or the plan's contribution formula shall be included in determining the account. In the first year of the plan, contributions made or to be made as of the determination date shall be included even if such contributions are not required.

         (h) If any individual has not performed any services for any employer maintaining the plan at any time during the five (5) year period ending on the determination date, any accrued benefit of the individual under a defined benefit plan and the account of the individual under a defined contribution plan shall not be taken into account.

         (i) For this purpose, a terminated plan shall be treated like any other plan and must be aggregated with other plans of the employer if it was maintained within the last five (5) years ending on the determination date for the Plan Year in question and would, but for the fact that it terminated, be part of the aggregation group for such Plan Year.


                                    SECTION 2

                         DETERMINATION OF TOP HEAVINESS

Once each Plan Year, as of the determination date for that Plan Year, the administrator of this Plan shall determine if this Plan is a top heavy plan.


                                    SECTION 3

                              CONTINGENT PROVISIONS

3.1. When Applicable. If this Plan is determined to be a top heavy plan for any Plan Year, the following provisions shall apply for that Plan Year (and, to the extent hereinafter specified, for subsequent Plan Years), notwithstanding any provisions to the contrary in the Plan.

3.2. Vesting Requirement.

         3.2.1. General Rule. During any Plan Year that the Plan is determined to be a Top Heavy Plan, then all accounts of all Participants in a defined contribution plan that is a top heavy plan and the accrued benefits of all Participants in a defined benefit plan that is a top heavy plan shall be vested and nonforfeitable in accordance with the following schedule if, and to the extent, that it is more favorable than other provisions of the Plan:

                   If the Participant Has                His Vested
                  Completed the Following                Percentage
                 Years of Vesting Service:                Shall Be:
                 --------------------------             -----------

               Less than 2 years                                0%
               2 years but less than 3 years                   20%
               3 years but less than 4 years                   40%
               4 years but less than 5 years                   60%
               5 years but less than 6 years                   80%
               6 years or more                                100%

         3.2.2. Subsequent Year. In each subsequent Plan Year that the Plan is determined not to be a top heavy plan, the other nonforfeitability provisions of the Plan Statement (and not this section) shall apply in determining the vested and nonforfeitable rights of Participants who do not have five (5) or more years of Vesting Service (three or more years of Vesting Service for Participants who have one or more Hours of Service in any Plan Year beginning after December 31,
1988) as of the beginning of such subsequent Plan Year; provided, however, that they shall not be applied in a manner which would reduce the vested and nonforfeitable percentage of any Participant.

         3.2.3. Cancellation of Benefit Service. If this Plan is a defined benefit plan and if the Participant's vested percentage is determined under this Appendix and if a Participant receives a lump sum distribution of the present value of the vested portion of his accrued benefit, the Plan shall:

         (a) thereafter disregard the Participant's service with respect to which he received such distribution in determining his accrued benefit, and

         (b) permit the Participant who receives a distribution of less than the present value of his entire accrued benefit to restore this service by repaying (after returning to employment covered under the Plan) to the trustee the amount of such distribution together with interest at the interest rate of five percent (5%) per annum compounded annually (or such other interest rate as is provided by law for such repayment). If the distribution was on account of separation from service such repayment must be made before the earlier of,

                  (i) five (5) years after the first date on which the Participant is subsequently reemployed by the employer, or

                  (ii) the close of the first period of five (5) consecutive one-year breaks in service commencing after the distribution.

If the distribution was on account of any other reason, such repayment must be made within five (5) years after the date of the distribution.

3.3. Defined Contribution Plan Minimum Benefit Requirement.

         3.3.1. General Rule. If this Plan is a defined contribution plan, then for any Plan Year that this Plan is determined to be a top heavy plan, the Employer shall make a contribution for allocation to the account of each employee who is a Participant for that Plan Year and who is not a key employee in an amount (when combined with other Employer contributions and forfeited accounts allocated to his account) which is at least equal to three percent (3%) of such Participant's compensation. (This minimum contribution amount shall be further reduced by all other Employer contributions to this Plan or any other defined contribution plans.) This contribution shall be made for each Participant who has not separated from service with the Employer at the end of the Plan Year (including for this purpose any Participant who is then on temporary layoff or authorized leave of absence or who, during such Plan Year, was inducted into the Armed Forces of the United States from employment with the Employer) including, for this purpose, each employee of the Employer who would have been a Participant if he had: (i) completed one thousand (1,000) Hours of Service (or the equivalent) during the Plan Year, and (ii) made any mandatory contributions to the Plan, and (iii) earned compensation in excess of the stated amount required for participation in the Plan.

         3.3.2. Special Rule. Subject to the following rules, the percentage referred to in Section 3.3.1 of this Appendix shall not exceed the percentage at which contributions are made (or required to be made) under this Plan for the Plan Year for that key employee for whom that percentage is the highest for the Plan Year.

         (a) The percentage referred to above shall be determined by dividing the Employer contributions for such key employee for such Plan Year by his compensation for such Plan Year.

         (b) For the purposes of this Section 3.3, all defined contribution plans required to be included in an aggregation group shall be treated as one (l) plan.

         (c) The exception contained in this Section 3.3.2 shall not apply to (be available to) this Plan if this Plan is required to be included in an aggregation group if including this Plan in an aggregation group enables a defined benefit plan to satisfy the qualification requirements of section 410 or section 401(a)(4) of the Code.

         3.3.3. Salary Reduction and Matching Contributions. For the purpose of this Section 3.3, all Employer contributions attributable to a salary reduction or similar arrangement shall be taken into account for the purpose of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who is not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied. For the purpose of this Section 3.3 during all Plan Years beginning after December 31, 1988, all Employer matching contributions shall be taken into account for the purposes of determining the minimum percentage contribution required to be made for a particular Plan Year for a Participant who was not a key employee but not for the purpose of determining whether that minimum contribution requirement has been satisfied.

3.4. Defined Benefit Plan Minimum Benefit Requirement.

         3.4.1. General Rule. If this Plan is a defined benefit plan, then for any Plan Year that the Plan is determined to be a top heavy plan, the accrued benefit for each Participant who is not a key employee shall not be less than one-twelfth (l/12th) of the applicable percentage of the Participant's average compensation for years in the testing period.

         3.4.2. Special Rules and Definitions. In applying the general rule of
Section 3.4.1 of this Appendix, the following special rules and definitions shall apply:

         (a)      The term "applicable percentage" means the lesser of:

                  (i) two percent (2%) multiplied by the number of years of service with the Employer, or

                  (ii)     twenty percent (20%).

         (b) For the purpose of this Section 3.4, a Participant's years of service with the Employer shall be equal to the Participant's Vesting Service except that a year of Vesting Service shall not be taken into account if:

                  (i) the Plan was not a top heavy plan for any Plan Year ending during such year of Vesting Service, or

                  (ii) such year of Vesting Service was completed in a Plan Year beginning before January l, 1984.

         (c)      A Participant's "testing period" shall be the period of five
                  (5) consecutive years during which the Participant had the greatest compensation from the Employer; provided, however, that:

                  (i) the years taken into account shall be properly adjusted for years not included in a year of service, and

                  (ii) a year shall not be taken into account if such year ends in a Plan Year beginning before January l, 1984, or such year begins after the close of the last year in which the Plan was a top heavy plan.

         (d) An individual shall be considered a Participant for the purpose of accruing the minimum benefit only if such individual has at least one thousand (1,000) Hours of Service during a benefit accrual computation period (or equivalent service determined under Department of Labor regulations). Furthermore, such individual shall accrue a minimum benefit only for a benefit accrual computation period in which such individual has one thousand (1,000) Hours of Service (or equivalent service). An individual shall not fail to accrue the minimum benefit merely because the individual: (i) was not employed on a specified date, or (ii) was excluded from participation (or otherwise failed to accrue a benefit) because the individual's compensation was less than a stated amount, or (iii) because the individual failed to make any mandatory contributions.

         3.4.3. Accruals Preserved. In years subsequent to the last Plan Year in which this Plan is a top heavy plan, the other benefit accrual rules of the Plan Statement shall be applied to determine the accrued benefit of each Participant, except that the application of such other rules shall not serve to reduce a Participant's accrued benefit as determined under this Section 3.4.

3.5. Priorities Among Plans. In applying the minimum benefit provisions of this Appendix in any Plan Year that this Plan is determined to be a top heavy plan, the following rules shall apply:

         (a) If an employee participates only in this Plan, the employee shall receive the minimum benefit applicable to this Plan.

         (b) If an employee participates in both a defined benefit plan and a defined contribution plan and only one (1) of such plans is a top heavy plan for the Plan Year, the employee shall receive the minimum benefit applicable to the plan which is a top heavy plan.

         (c) If an employee participates in both a defined contribution plan and a defined benefit plan and both are top heavy plans, then the employee, for that Plan Year, shall receive the defined benefit plan minimum benefit unless for that Plan Year the employee has received employer contributions and forfeitures allocated to his account in the defined contribution plan in an amount which is at least equal to five percent (5%) of his compensation.

         (d) If an employee participates in two (2) or more defined contribution plans which are top heavy plans, then the employee, for that Plan Year, shall receive the defined contribution plan minimum benefit in that defined contribution plan which has the earliest original effective date.

3.6. Annual Contribution Limits.

         3.6.1. General Rule. Notwithstanding anything apparently to the contrary in the Appendix A to the Plan Statement, for any Plan Year that this Plan is a top heavy plan, the defined benefit fraction and defined contribution fraction of the Appendix to the Plan Statement pertaining to limits under section 415 of the Code shall be one hundred percent (100%) and not one hundred twenty-five percent (125%).

         3.6.2. Special Rule. Section 3.6.1 of this Appendix shall not apply to any top heavy plan if such top heavy plan satisfies the following requirements:

         (a) Minimum Benefit Requirement. The top heavy plan (and any plan required to be included in an aggregation group with such plan) satisfies the requirements of Section 3.4 of this Appendix when Section 3.4.2(a)(1) of this Appendix is applied by substituting three percent (3%) for two percent (2%) and by increasing (but by no more than ten percentage points) twenty percent (20%) by one percentage point for each year for which the plan was taken into account under this Section 3.7.
                  Section 3.3.1 of this Appendix shall be applied by substituting "four percent (4%)" for "three percent (3%)."
                  Section 3.5(c) of this Appendix shall be applied by substituting "seven and one-half percent (7-1/2%)" for "five percent (5%)."

         (b) Ninety Percent Rule. A top heavy plan would not be a top heavy plan if "ninety percent (90%)" were substituted for "sixty percent (60%)" each place that it appears in the definitions of top heavy plan and top heavy aggregation group.

         3.6.3. Transition Rule. If, but for this Section 3.6.3, Section 3.6.1 of this Appendix would begin to apply with respect to this Plan because it is a top heavy plan, the application of Section 3.6.1 of this Appendix shall be suspended with respect to any individual so long as there are no:

         (a) employer contributions, forfeitures or voluntary nondeductible contributions allocated to such individual (if this Plan is a defined contribution plan), or

         (b) accruals for such individual (if this Plan is a defined benefit plan).

         3.6.4. Coordinating Change. If this Plan is a top heavy plan for any Plan Year, then for purposes of the Appendix A to the Plan Statement, section 415(e)(6)(i) of the Code shall be applied by substituting "Forty-one Thousand Five Hundred Dollars ($41,500)" for "Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875)."

3.7. Bargaining Units. The requirements of Section 3.2 through Section 3.6 of this Appendix shall not apply with respect to any employee included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one (1) or more employers if there is evidence that retirement benefits are the subject of good faith bargaining between such employee representatives and such employer or employers.

                                   APPENDIX C

                       QUALIFIED DOMESTIC RELATIONS ORDERS


                                    SECTION 1

                                 GENERAL MATTERS

Terms defined in the Plan Statement shall have the same meanings when used in this Appendix.

1.1. General Rule. The Plan shall not honor the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order unless that domestic relations order is a qualified domestic relations order.

1.2. Alternate Payee Defined. The only persons eligible to be considered alternate payees with respect to a Participant shall be that Participant's spouse, former spouse, child or other dependent.

1.3. DRO Defined. A domestic relations order is any judgment, decree or order (including an approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law).

1.4. QDRO Defined. A qualified domestic relations order is a domestic relations order which creates or recognizes the existence of an alternate payee's right to (or assigns to an alternate payee the right to) receive all or a portion of the Account of a Participant under the Plan and which satisfies all of the following requirements.

         1.4.1. Names and Addresses. The order must clearly specify the name and the last known mailing address, if any, of the Participant and the name and mailing address of each alternate payee covered by the order.

         1.4.2. Amount. The order must clearly specify the amount or percentage of the Participant's Account to be paid by the Plan to each such alternate payee or the manner in which such amount or percentage is to be determined.

         1.4.3. Payment Method. The order must clearly specify the number of payments or period to which the order applies.

         1.4.4. Plan Identity. The order must clearly specify that it applies to this Plan.

         1.4.5. Settlement Options. Except as provided in Section 1.4.8 of this Appendix, the order may not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan.

         1.4.6. Increased Benefits. The order may not require the Plan to provide increased benefits.

         1.4.7. Prior Awards. The order may not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

         1.4.8. Exceptions. The order will not fail to meet the requirements of
Section 1.4.5 of this Appendix if:

         (a) The order requires payment of benefits be made to an alternate payee before the Participant has separated from service but as of a date that is on or after the date on which the Participant attains (or would have attained) the earliest payment date described in Section 1.4.10 of this Appendix; and

         (b) The order requires that payment of benefits be made to an alternate payee as if the Participant had retired on the date on which payment is to begin under such order (but taking into account only the present value of benefits actually accrued); and

         (c) The order requires payment of benefits to be made to an alternate payee in any form in which benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the alternate payee and his or her subsequent spouse).

In lieu of the foregoing, the order will not fail to meet the requirements of
Section 1.4.5 of this Appendix if the order: (1) requires that payment of benefits be made to an alternate payee in a single lump sum as soon as is administratively feasible after the order is determined to be a qualified domestic relations order, and (2) does not contain any of the provisions described in Section 1.4.9 of this Appendix, and (3) provides that the payment of such single lump sum fully and permanently discharges all obligations of the Plan to the alternate payee.

         1.4.9. Deemed Spouse. Notwithstanding the foregoing:

         (a) The order may provide that the former spouse of a Participant shall be treated as a surviving spouse of such Participant for the purposes of Section 7 of the Plan Statement (and that any subsequent or prior spouse of the Participant shall not be treated as a spouse of the Participant for such purposes), and

         (b) The order may provide that, if the former spouse has been married to the Participant for at least one (1) year at any time, the surviving former spouse shall be deemed to have been married to the Participant for the one (1) year period ending on the date of the Participant's death.

         1.4.10. Payment Date Defined. For the purpose of Section 1.4.8 of this Appendix, the earliest payment date means the earlier of:

         (a) The date on which the Participant is entitled to a distribution under the Plan; or

         (b)      The later of (i) the date the Participant attains age fifty
                  (50) years, or (ii) the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.


                                    SECTION 2

                                   PROCEDURES

2.1. Actions Pending Review. During any period when the issue of whether a domestic relations order is a qualified domestic relations order is being determined by the Committee, the Committee shall cause the Plan to separately account for the amounts which would be payable to the alternate payee during such period if the order were determined to be a qualified domestic relations order.

2.2. Reviewing DROs. Upon the receipt of a domestic relations order, the Committee shall determine whether such order is a qualified domestic relations order.

         2.2.1. Receipt. A domestic relations order shall be considered to have been received only when the Committee shall have received a copy of a domestic relations order which is complete in all respects and is originally signed, certified or otherwise officially authenticated.

         2.2.2. Notice to Parties. Upon receipt of a domestic relations order, the Committee shall notify the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant that such domestic relations order has been received. The Committee shall include with such notice a copy of this Appendix.

         2.2.3. Comment Period. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded a comment period of thirty (30) days from the date such notice is mailed by the Committee in which to make comments or objections to the Committee concerning whether the domestic relations order is a qualified domestic relations order.

By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the thirty (30) day comment period may be shortened.

         2.2.4. Initial Determination. Within a reasonable period of time after the termination of the comment period, the Committee shall give written notice to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant of its decision that the domestic relations order is or is not a qualified domestic relations order. If the Committee determines that the order is not a qualified domestic relations order or if the Committee determines that the written objections of any party to the order being found a qualified domestic relations order are not valid, the Committee shall include in its written notice:

                  (i)      the specific reasons for its decision;

                  (ii) the specific reference to the pertinent provisions of this Plan Statement upon which its decision is based;

                  (iii) a description of additional material or information, if any, which would cause the Committee to reach a different conclusion; and

                  (iv) an explanation of the procedures for reviewing the initial determination of the Committee.

         2.2.5. Appeal Period. The Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant shall be afforded an appeal period of sixty (60) days from the date such an initial determination and explanation is mailed in which to make comments or objections concerning whether the original determination of the Committee is correct. By the unanimous written consent of the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant, the sixty (60) day appeal period may be shortened.

           2.2.6. Final Determination. In all events, the final determination of the Committee shall be made not later than eighteen (18) months after the date on which first payment would be required to be made under the domestic relations order if it were a qualified domestic relations order. The final determination shall be communicated in writing to the Participant and all persons claiming to be alternate payees and all prior alternate payees with respect to the Participant.

2.3. Final Disposition. If the domestic relations order is finally determined to be a qualified domestic relations order and all comment and appeal periods have expired, the Plan shall pay all amounts required to be paid pursuant to the domestic relations order to the alternate payee entitled thereto. If the domestic relations order is finally determined not to be a qualified domestic relations order and all comment and appeal periods have expired, benefits under the Plan shall be paid to the person or persons who would have been entitled to such amounts if there had been no domestic relations order.

2.4. Orders Being Sought. If the Committee has notice that a domestic relations order is being or may be sought but has not received the order, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or Beneficiary which otherwise would be due. If the Committee has determined that a domestic relations order is not a qualified domestic relations order and all comment and appeal periods have expired, the Committee shall not (in the absence of a written request from the Participant) delay payment of benefits to a Participant or Beneficiary which otherwise would be due even if the Committee has notice that the party claiming to be an alternate payee or the Participant or both are attempting to rectify any deficiencies in the domestic relations order. Notwithstanding the above, after the commencement of a divorce action, the Committee shall comply with a restraining order, duly issued by the court handling the divorce, reasonably prohibiting the disposition of a Participant's benefits pending the submission to the Committee of a domestic relations order or prohibiting the disposition of a Participant's benefits pending resolution of a dispute with respect to a domestic relations order.


                                    SECTION 3

                               PROCESSING OF AWARD

3.1. General Rules. If a benefit is awarded to an alternate payee pursuant to an order which has been finally determined to be a qualified domestic relations order, the following rules shall apply.

         3.1.1. Source of Award. If a Participant shall have a Vested interest in more than one Account under the Plan, the benefit awarded to an alternate payee shall be withdrawn from the Participant's Accounts in proportion to his Vested interest in each of them.

         3.1.2. Effect on Account. For all purposes of the Plan, the Participant's Account (and all benefits payable under the Plan which are derived in whole or in part by reference to the Participant's Account) shall be permanently diminished by the portion of the Participant's Account which is awarded to the alternate payee. The benefit awarded to an alternate payee shall be considered to have been a distribution from the Participant's Account for the limited purpose of applying any rules of the Plan Statement relating to distributions from an Account that is only partially Vested.

         3.1.3. After Death. After the death of an alternate payee, all amounts awarded to the alternate payee which have not been distributed to the alternate payee and which continue to be payable shall be paid in a single lump sum distribution to the personal representative of the alternate payee's estate as soon as administratively feasible, unless the qualified domestic relations order clearly provides otherwise. The Participant's Beneficiary designation shall not be effective to dispose of any portion of the benefit awarded to an alternate payee, unless the qualified domestic relations order clearly provides otherwise.

         3.1.4. In-Service Benefits. Any in-service distribution provisions of the Plan Statement shall not be applicable to the benefit awarded to an alternate payee.

3.2. Segregated Account. If the Committee determines that it would facilitate the administration or the distribution of the benefit awarded to the alternate payee or if the qualified domestic relations order so requires, the benefit awarded to the alternate payee shall be established on the books and records of the Plan as a separate account belonging to the alternate payee.

3.3. Former Alternate Payees. If an alternate payee has received all benefits to which the alternate payee is entitled under a qualified domestic relations order, the alternate payee will not at any time thereafter be deemed to be an alternate payee or prior alternate payee for any substantive or procedural purpose of this Plan.

                                 FIRST AMENDMENT
                                       OF
                                FLUOROWARE, INC.
                          PENSION PLAN TRUST AGREEMENT
                               (1995 Restatement)


     THIS AGREEMENT, Made and entered into as of May 14, 1998, by and between FLUOROWARE, INC., a Minnesota corporation (the "Principal Sponsor"), and Daniel Quernemoen, James Dauwalter, Stan Geyer, and Richard G. Revord, as trustees (collectively, together with their successors, the "Trustee");

     WITNESSETH: That

     WHEREAS, The Principal Sponsor has heretofore established and maintains a money purchase pension plan for the benefit of eligible employees which, in most recent amended and restated form, is embodied in a document dated August 26, 1995 and entitled "FLUOROWARE, INC. PENSION PLAN TRUST AGREEMENT (1995 Restatement)" (the "Plan Statement"); and

     WHEREAS, The Principal Sponsor has reserved to itself the power to amend the Plan Statement;

     NOW, THEREFORE, The Plan Statement is hereby amended in the following respects:

1. EMPLOYER CONTRIBUTION. Effective for Recognized Compensation received on or after June 3, 1998, Section 3.2 of the Plan Years shall be amended to read in full as follows:

     3.2.1. Amount. The amount of the Employer contribution made for each eligible Participant under Section 3.3 for the Plan Year ending August 31, 1998 shall be equal to (i) seven percent (7%) of the eligible Participant's Recognized Compensation received during the period from September 1, 1997 to June 2, 1998, and (ii) zero percent (0%) of the eligible Participant's Recognized Compensation received during the period from June 3, 1998 to August 31, 1998. The amount of the Employer contribution made for each eligible Participant under Section 3.3 for each Plan Year ending on or after August 31, 1999 shall be equal to seven percent (7%) of the eligible Participant's Recognized Compensation. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year which ends nearest to the Plan Year end.

2. SAVINGS CLAUSE. Save and except as herein expressly amended, the Plan Statement shall continue in full force and effect.

     IN WITNESS WHEREOF, Each of the Parties hereto has caused these presents to be executed, all as of the day and year first above written.


TRUSTEES:                                                     FLUOROWARE, INC.



__________________________________     By__________________________________
Daniel Quernemoen

                                         Its_______________________________


__________________________________
James Dauwalter
                                       And_________________________________

                                          Its______________________________

__________________________________
Stan Geyer


__________________________________
Richard G. Revord

                                SECOND AMENDMENT
                                       OF
                                FLUOROWARE, INC.
                          PENSION PLAN TRUST AGREEMENT
                               (1995 Restatement)


     THIS AGREEMENT, Made and entered into as of December __, 1999, by and between FLUOROWARE, INC., a Minnesota corporation (the "Principal Sponsor"), Entegris, Inc. and ____________________ and ____________________ as trustees
(collectively, together with their successors, the "Trustee");

     WITNESSETH: That

     WHEREAS, The Principal Sponsor has heretofore established and maintains a money purchase pension plan for the benefit of eligible employees which, in most recent amended and restated form, is embodied in a document dated August 26, 1995 and entitled "FLUOROWARE, INC. PENSION PLAN TRUST AGREEMENT (1995 Restatement)" (the "Plan Statement"); and

     WHEREAS, The Principal Sponsor has reserved to itself the power to amend the Plan Statement;

     NOW, THEREFORE, The Plan Statement is hereby amended in the following respects:

1. ACCOUNTS. Effective January 1, 2000, Section 1.1.1 shall be amended to read in full as follows:

     1.1.1. Accounts-- the following Accounts will be maintained under the Plan for Participants:

     (a) Total Account -- a Participant's entire interest in the Fund, including his Regular Account, his Rollover Account, if any, and his Transfer Account, if any.

     (b) Regular Account -- the Account maintained for each Participant to which is credited his allocable share of the Employer contributions, together with any increase or decrease thereon.

     (c) Rollover Account -- the Account maintained for each Participant to which were credited any rollover contributions made under the Prior Plan Statement, together with any increase or decrease thereon.

     (d) Transfer Account-- the Account maintained for each Participant to which is credited his interest, if any, transferred from another qualified plan by the trustee of such other plan pursuant to an agreement made under Section 9.4 hereof and not credited to any other Account pursuant to such agreement (or another provision of this Plan Statement), together with any increase or decrease thereon.

2. CHANGE OF PLAN YEAR. Effective for Plan Years beginning on or after September 1, 1999, the Plan Year beginning on September 1, 1999 shall end on December 31, 1999 and Section 1.1.3 shall be amended to read in full as follows:

     1.1.3 Annual Valuation Date-- each December 31.

3. CHANGE OF PLAN YEAR. In connection with the above change of Plan Year, the following special transition rules shall apply as if fully set forth in the Plan
Statement:

     (a) Eligibility Service. For purposes of determining an employee's Eligibility Service, the twelve (12) month periods ending on the following dates shall be considered Plan Years for purposes of determining computation periods: August 31, 1999 and each prior August 31; and December 31, 1999 and each later December 31. Services performed and Hours of Service earned during the period beginning January 1, 1999 and ending on August 31, 1999 shall be taken into account in the computation period ending August 31, 1999 and in the computation period ending December 31, 1999.

     (b) One-Year Break in Service. For purposes of determining whether an Employee has incurred a One-Year Break in Service, the twelve (12) month periods ending on the following dates shall be considered Plan Years for purposes of determining computation periods: August 31, 1999 and each prior August 31; and December 31, 1999 and each later December 31. Services performed and Hours of Service earned during the period beginning January 1, 1999 and ending August 31, 1999 shall be taken into account in the computation period ending August 31, 1999 and in the computation period ending December 31, 1999.

     (c) Recognized Compensation. For purposes of determining Recognized Compensation, the remuneration paid to the Participant for the period beginning January 1, 1999 and ending August 31, 1999 shall be taken into account for the full Plan Year ending August 31, 1999 but shall not be taken into account for the short Plan Year ending December 31, 1999. The annual maximum limit for Recognized Compensation shall be prorated for the short Plan Year ending December 31, 1999.

     (d) Vesting Service. For purposes of determining an Employee's Vesting Service, the twelve (12) month periods ending on the following dates shall be considered Plan Years for purposes of determining computation periods: August 31, 1999 and each prior August 31; and December 31, 1999 and each later December 31. Services performed and Hours of Service earned during the period beginning January 1, 1999 and ending August 31, 1999 shall be taken into account in computation period ending August 31, 1999 and in the computation period ending December 31, 1999.

     (g) ss. 415 Annual Additions. For purposes of determining ss. 415 compensation, remuneration attributable to the period beginning January 1, 1999 and ending August 31, 1999 shall be taken into account for the full Plan Year ending August 31, 1999 but shall not be taken into account for the short Plan Year ending December 31, 1999. The $30,000 annual addition limit shall be prorated to $7,500 for the short Plan Year ending December 31, 1999.

     (k) Annual Contributions. For purposes of determining Employer contributions for Participants as provided in Section 3.2, services performed during and remuneration attributable to the period beginning January 1, 1999 and ending August 31, 1999 shall be taken into account for the full Plan Year ending August 31, 1999 but shall not be taken into account for the short Plan Year ending December 31, 1999.

     (l) 1,000 Hour Rule. For purposes of determining whether a Participant is an eligible Participant under Section 3.3, the twelve (12) month periods ending on the following dates shall be considered Plan Years for purposes of determining computation periods: August 31, 1999 and each prior August 31; and December 31, 1999 and each later December
          31. Hours of Service earned during the period beginning January 1, 1999 and ending on August 31, 1999 shall be taken into account in the computation period ending August 31, 1999 and in the computation period ending December 31, 1999.

     (m) Adjustments. For purposes of determining make-up contributions for omitted participants and correcting mistaken contributions under
          Section 3.4, events attributable to the period beginning January 1, 1999 and ending August 31, 1999 shall be taken into account for the full Plan Year ending August 31, 1999 but shall not be taken into account for the short Plan Year ending December 31, 1999.

     (s) ss. 416 Top Heavy Plan Rules. For purposes of applying contingent top heavy plan rules, the period beginning January 1, 1999 and ending August 31, 1999 shall be taken into account for the full Plan Year ending August 31, 1999 but shall not be taken into account for the short Plan Year ending December 31, 1999. In determining compensation for purposes of applying the top heavy rules, all applicable compensation limits shall be prorated for the short Plan Year ending December 31, 1999. In determining eligibility for the minimum benefit under Section 3.3.1, any applicable hours of service requirement shall be prorated for the short Plan Year ending December 31, 1999.

4. DISABILITY. Effective for Disability determinations made for Plan Years beginning on or after January 1, 2000, Section 1.1.7 of the Plan Statement shall be amended to read in full as follows:

     1.1.7. Disability -- a medically determinable physical or mental impairment which: (i) renders the individual incapable of performing any substantial gainful employment, (ii) can be expected to be of long-continued and indefinite duration or result in death, and (iii) is evidenced by a certification to this effect by a doctor of medicine approved by the Committee. In lieu of such a certification, the Committee may accept, as proof of Disability, the official written determination that the individual will be eligible for disability benefits under the federal Social Security Act as now enacted or hereinafter amended (when any waiting period expires). Notwithstanding the foregoing, no Participant will be considered to have a Disability unless such doctor's determination or official Social Security determination is received by the Committee within twelve (12) months after the Participant's last day of active work with the Employer or an Affiliate. The Committee shall determine the date on which the Disability shall have occurred if such determination is necessary.

5. HIGHLY COMPENSATED EMPLOYEE. Effective for determining who is a Highly Compensated Employee for Plan Years beginning on or after September 1, 1997, the Plan Statement shall be amended by the addition of the following new Section
1.1.15 and all subsequent sections (and cross references thereto) shall be renumbered:

     1.1.15. Highly Compensated Employee -- any employee who (a) is a five percent (5%) owner (as defined in Appendix B) at any time during the current Plan Year or the preceding Plan Year; or (b) receives compensation from the Employer and all Affiliates during the preceding Plan Year in excess of Eighty Thousand Dollars ($80,000) (as adjusted under the Code for cost-of-living increases). For this purpose, "compensation" means compensation within the meaning of section 415(c)(3) of the Code; provided, however, that compensation for the Plan Year ending August 31, 1997 shall include amounts contributed by the Employer and all Affiliates pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code (for later years, such amounts are included in compensation as defined in section 415(c)(3) of the Code). Compensation for any employee who performed services for only part of a year is not annualized for this purpose.

6. HIGHLY COMPENSATED EMPLOYEE. Effective September 1, 1997, the term "highly compensated employee (as defined in section 414 of the Internal Revenue Code)" shall be replaced with "Highly Compensated Employee" each time it appears in the Plan Statement.

7. MILITARY LEAVES. Effective for each Participant who is credited with one or more Hours of Service on account of the performance of duties for the Employer on or after December 12, 1994, Section 1.1.16(d)(i) (formerly Section 1.1.15(d)(i)) of the Plan Statement shall be deleted and all subsequent sections shall be relettered.

8. LEASED EMPLOYEES CLARIFICATION. Effective for each Participant who is credited with one or more Hours of Service on account of the performance of duties for the Employer on or after September 1, 1997, Section 1.1.16(e) (formerly Section 1.1.15(e)) of the Plan Statement shall be amended to read in full as follows:

     (e) Special Rules. For periods prior to September 1, 1976, Hours of Service may be determined using whatever records are reasonably accessible and by making whatever calculations are necessary to determine the approximate number of Hours of Service completed during such prior period. To the extent not inconsistent with other provisions hereof, Department of Labor regulations 29 C.F.R.ss. 2530.200b-2(b) and (c) are hereby incorporated by reference herein. To the extent required under section 414 of the Code, services of leased owners, leased managers, shared employees, shared leased employees and other similar classifications (excluding Leased Employees) for the Employer or an Affiliate shall be taken into account as if such services were performed as a common law employee of the Employer for the purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service and Eligibility Service. For purposes of the Plan, application of the leased employee rules under section 414(n) of the Code shall be subject to the following: (i) "contingent services" shall mean services performed by a person for the Employer or an Affiliate during the period the person has not performed the services on a substantially full time basis for a period of at least twelve (12) consecutive months, (ii) except as provided in (iii), contingent services shall not be taken into account for purposes of determining Eligibility Service, Vesting Service and One Year Breaks in Service as applied to Vesting Service and Eligibility Service, (iii) contingent services performed by a person who has become a Leased Employee shall be taken into account for purposes of determining Eligibility Service, Vesting Service, and One-Year Breaks in Service as applied to Vesting Service and Eligibility Service, and (iv) all service performed as a Leased Employee (i.e., all service following the date an individual has satisfied all three requirements for becoming a Leased Employee) shall be taken into account for purposes of determining Eligibility Service, Vesting Service and One-Year Breaks in Service as applied to Vesting Service and Eligibility Service.

9. LEASED EMPLOYEE. Effective for Plan Years beginning on or after September 1, 1997, the Plan Statement shall be amended by the addition of the following new
Section 1.1.18 and all subsequent sections (and all cross references thereto) shall be renumbered:

     1.1.18. Leased Employee-- any individual (other than an employee of the Employer or an Affiliate) who performs services for the Employer or an Affiliate if (i) services are performed under an agreement between the Employer or an Affiliate and an individual or company,
(ii) the individual performs services for the Employer or an Affiliate on a substantially full time basis for a period of at least twelve (12) consecutive months, and (iii) the individual's services are performed under the primary direction or control of the Employer or an Affiliate. In determining whether an individual is a Leased Employee of the Employer or an Affiliate, all prior service with the Employer or an Affiliate (including employment as a common law employee) shall be used for purposes of satisfying (ii) above. No individual shall be considered a Leased Employee unless and until all conditions have been satisfied.

10. PARTICIPANT. Effective January 1, 2000, Section 1.1.20 (formerly Section 1.1.18) of the Plan Statement shall be amended to read in full as follows:

     1.1.20. Participant -- an employee of the Employer who becomes a Participant in the Plan in accordance with the provisions of Section 2 or any comparable provision of the Prior Plan Statement. An employee who has become a Participant shall be considered to continue as a Participant in the Plan until the date of the Participant's death or, if earlier, the date when the Participant is no longer employed in Recognized Employment and upon which the Participant no longer has any Account under the Plan (that is, the Participant has both received a distribution of all of the Participant's Vested Total Account, if any, and the non-Vested portion of his Account has been forfeited and disposed of as provided in Section 6.2). An employee who has not become a Participant in the Plan in accordance with the provisions of Section 2 and who made a rollover contribution to the Plan under the Prior Plan Statement shall be considered a Participant solely for the purpose of making the rollover contribution and receiving a distribution upon an Event of Maturity in accordance with the provisions of Section 7.

11. PRINCIPAL SPONSOR. Effective January 1, 2000, Section 1.1.26 (formerly
Section 1.1.24) of the Plan Statement shall be amended to read in full as follows:

     1.1.26. Principal Sponsor-- Entegris, Inc., a Minnesota corporation.

12. RECOGNIZED COMPENSATION - EXCLUDED ITEMS. Effective for compensation paid to employees for Plan Years beginning on or after January 1, 2000, Section 1.1.28(b) (formerly Section 1.1.26(b)) of the Plan Statement shall be amended to read in full as follows:

     (b) Excluded Items. In determining a Participant's Recognized Compensation there shall be excluded all of the following: (i) reimbursements or other expense allowances (including all living and other expenses paid on account of the Participant being on foreign assignment), (ii) welfare and fringe benefits (both cash and noncash) including third-party sick pay (i.e., short-term and long-term disability insurance benefits), income imputed from insurance coverages and premiums, employee discounts and other similar amounts, payments for vacation or sick leave accrued but not taken, final payments on account of termination of employment (i.e., severance payments), except that final payments on account of settlement for accrued but unused paid time off shall be taken into account in determining a Participant's Recognized Compensation, (iii) moving expenses, (iv) deferred compensation (both when deferred and when received), and (v) the value of a qualified or a non-qualified stock option granted to a Participant by the Employer to the extent such value is includable in the Participant's taxable income.

13. RECOGNIZED COMPENSATION - FAMILY AGGREGATION. Effective for compensation paid to employees for Plan Years beginning on or after September 1, 1997,
Section 1.1.28(h) (formerly Section 1.1.26(h)) of the Plan Statement shall be amended to read in full as follows:

     (h) Annual Maximum. A Participant's Recognized Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code, which is One Hundred Sixty Thousand Dollars ($160,000) (as adjusted under the Code for cost-of-living increases).

14. EMPLOYMENT CLASSIFICATION CLARIFICATION. Effective for determining which persons are employed in Recognized Employment during Plan Years beginning on or after September 1, 1997, Section 1.1.29 (formerly Section 1.1.27) of the Plan Statement shall be amended to read in full as follows:

     1.1.29. Recognized Employment -- all service with the Employer by persons classified by the Employer as common law employees, excluding, however, service classified by the Employer as:

     (a) employment in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and a union representing that unit of employees, unless (and to the extent) such collective bargaining agreement provides for the inclusion of those employees in the Plan,

     (b) employment of a nonresident alien who is not receiving any earned income from the Employer which constitutes income from sources within the United States,

     (c) employment in a division or facility of the Employer which is not in existence on September 1, 1985 (that is, was acquired, established, founded or produced by the liquidation or similar discontinuation of a separate subsidiary after September 1, 1985) unless and until the Committee shall declare such employment to be Recognized Employment,

     (d) employment of a United States citizen or a United States resident alien outside the United States unless and until the Committee shall declare such employment to be Recognized Employment,

     (e) services of a person who is not a common law employee of the Employer including, without limiting the generality of the foregoing, services of a Leased Employee, leased owner, leased manager, shared employee, shared Leased Employee, temporary worker, independent contractor, contract worker, agency worker, freelance worker or other similar classification,

     (f) employment of a Highly Compensated Employee to the extent agreed to in writing by the employee, and

     (g)  employment as a temporary employee.

The Employer's classification of a person at the time of inclusion or exclusion in Recognized Employment shall be conclusive for the purpose of the foregoing rules. No reclassification of a person's status with the Employer, for any reason, without regard to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not the Employer agrees to such reclassification, shall result in the person being included in Recognized Employment, either retroactively or prospectively. Notwithstanding anything to the contrary in this provision, however, the Principal Sponsor may declare that a reclassified person will be included in Recognized Employment, either retroactively or prospectively. Any uncertainty concerning a person's classification shall be resolved by excluding the person from Recognized Employment.

15. VALUATION DATE. Effective January 1, 2000, Section 1.1.34 (formerly Section 1.1.32) of the Plan Statement shall be amended to read in full as follows:

     1.1.34. Valuation Date-- any date that the New York Stock Exchange is open and conducting business.

16. USERRA COMPLIANCE. Effective December 12, 1994, Section 1 of the Plan Statement shall be amended by the addition of the following new Section 1.2 and all subsequent sections shall be renumbered.

1.2. Compliance With Uniformed Services Employment and Reemployment Rights Act of 1994. Effective for veterans rehired on or after December 12, 1994, and notwithstanding any provision of the Plan Statement to the contrary, contributions, benefits or service credits, if any, will be provided in accordance with section 414(u) of the Code.

17. ENTRANCE DATES. Effective for employees who first become Participants in Plan Years beginning on or after January 1, 2000, Section 2.1 of the Plan Statement shall be amended to read in full as follows:

     2.1. General Eligibility Rule. Each employee shall become a Participant on the first day of the first, fourth, seventh or tenth month of the Plan Year coincident with or next following the date as of which the employee has completed one (1) year of Eligibility Service, if the employee is then employed in Recognized Employment. If the employee is not then employed in Recognized Employment, the employee shall become a Participant on the first date thereafter upon which the employee enters Recognized Employment.

18. EMPLOYER CONTRIBUTIONS. Effective for Employer contributions made for Plan Years beginning on or after January 1, 2000, Section 3.2.1 of the Plan Statement shall be amended to read in full as follows:

     3.2.1. Amount. The amount of the Employer contribution made for each eligible Participant under Section 3.3 for each Plan Year shall be equal to three percent (3%) of the eligible Participant's Recognized Compensation. Such contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year which ends nearest to the Plan Year end.

19. ESTABLISHMENT OF SUBFUNDS Effective for Plan Years beginning on or after January 1, 2000, Section 4.1 of the Plan Statement shall be amended to read in full as follows:

     4.1.1. Establishing Commingled Subfunds. At the direction of the Committee, the Trustee shall divide the Fund into two (2) or more Subfunds, which shall serve as vehicles for the investment of Participants' Accounts. The Committee shall determine the general investment characteristics and objectives of each Subfund and, with respect to each Subfund, shall either (i) designate that the Trustee or an Investment Manager or the Committee has investment discretion over such Subfund, or (ii) designate one or more selected pooled investment vehicles (such as collective funds, group trusts, mutual funds, group annuity contracts and separate accounts under insurance contracts) to constitute such Subfund. The Trustee, Investment Manager or the Committee, as the case may be, shall have complete investment discretion over each Subfund to which it has been assigned investment discretion, subject only to the general investment characteristics and objectives established for the particular Subfund. Until otherwise determined by the Committee, the Subfunds to be maintained hereunder shall consist of the separate investment funds established and maintained under the Prior Plan Statement.

     4.1.2. Individual Subfunds. The Committee also may (but is not required to) establish additional Subfunds that consist solely of all or a part of the assets of a single Participant's Total Account, which assets the Participant controls by investment directives to the Trustee and which may not be commingled with the assets of any other Participant's Accounts. In no event, however, shall the Participant be allowed to direct the investment of assets in such individual Subfund in any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage or other similar tangible personal property if the investment in such property shall have been prohibited by the Secretary of the Treasury.

     Notwithstanding anything apparently to the contrary in Section 10.6, each Participant, each Beneficiary and each alternate payee for whom an individually directed Subfund is maintained shall be responsible for the exercise of any voting or similar rights which exist with respect to assets in such individually directed Subfund. The Trustee shall cooperate with Participants, Beneficiaries and alternate payees to permit them to exercise such rights. The Trustee shall not independently exercise such rights. Any Beneficiary of a deceased Participant with an individually directed Subfund shall have the responsibility to direct investments for such Subfund until the Beneficiary directs the Trustee otherwise in writing.

     4.1.3. Operational Rules. The Committee shall adopt rules specifying the circumstances under which a particular Subfund may be elected, or shall be automatically utilized, the minimum or maximum amount or percentage of an Account which may be invested in a particular Subfund, the procedures for making or changing investment elections, the extent (if any) to which Beneficiaries of deceased Participants may make investment elections and the effect of a Participant's or Beneficiary's failure to make an effective election with respect to all or any portion of an Account.

     4.1.4. Revising Subfunds. The Committee shall have the power, from time to time, to dissolve Subfunds, to direct that additional Subfunds be established and, under rules, to withdraw or limit participation in a particular Subfund. In connection with the power to commingle reserved to the Trustee under Section 10.6, the Committee shall also have the power to direct the Trustee to consolidate any separate Subfunds hereunder with any other separate Subfunds having the same investment objectives which are established under any other retirement plan trust fund of the Employer or any business entity affiliated in ownership or management with the Employer of which the Trustee is trustee and which are managed by the Trustee or the same Investment Manager.

     4.1.5. ERISA Section 404(c) Compliance. The Committee may establish investment Subfunds and operational rules which are intended to satisfy section 404(c) of ERISA and the regulations thereunder. Such investment Subfunds shall permit Participants, Beneficiaries and alternate payees the opportunity to choose from at least three investment alternatives, each of which is diversified, each of which presents materially different risk and return characteristics, and which, in the aggregate, enable Participants, Beneficiaries and alternate payees to achieve a portfolio with appropriate risk and return characteristics consistent with minimizing risk through diversification. Such operational rules shall provide the following, and shall otherwise comply with section 404(c) of ERISA and the regulations and rules promulgated thereunder from time to time:

     (a) Participants, Beneficiaries and alternate payees may give investment instructions to the Trustee at least once every three months;

     (b) the Trustee must follow the investment instructions of Participants, Beneficiaries and alternate payees that comply with the Plan's operational rules, provided that the Trustee may in any event decline to follow any investment instructions that:

          (i) would result in a prohibited transaction described in section 406 of ERISA or section 4975 of the Code;

          (ii) would result in the acquisition of an asset that might generate income which is taxable to the Plan;

         (iii) would not be in accordance with the documents and instruments governing the Plan insofar as they are consistent with Title I of ERISA;

          (iv) would cause a fiduciary to maintain indicia of ownership of any assets of the Plan outside of the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of ERISA and Department of Labor regulation section 2050.404b-1;

          (v)  would jeopardize the Plan's tax status under the Code;

          (vi) could result in a loss in excess of a Participant's, Beneficiary's or Alternate Payee's Account balance;

     (c) Participants, Beneficiaries and alternate payees shall be periodically informed of actual expenses to their Accounts which are imposed by the Plan and which are related to their Plan investment decisions.

     (d) With respect to any Subfund consisting of Employer securities and intended to satisfy the requirements of section 404(c) of ERISA, (i) Participants, Beneficiaries and alternate payees shall be entitled to all voting, tender and other rights appurtenant to the ownership of such securities, (ii) procedures shall be established to ensure the confidential exercise of such rights, except to the extent necessary to comply with federal and state laws not preempted by ERISA, and
          (iii) the Trustee or other independent fiduciary designated by the Committee shall ensure the sufficiency of and compliance with such confidentiality procedures.

20. VALUATION AND ADJUSTMENT OF ACCOUNTS. Effective for Plan Years beginning on or after January 1, 2000, Section 4.2 of the Plan Statement shall be amended to read in full as follows:

4.2. Valuation and Adjustment of Accounts.

     4.2.1. Valuation of Fund. The Trustee shall value each subfund from time to time (but not less frequently than each Annual Valuation Date), which valuation shall reflect, as nearly as possible, the then fair market value of the assets comprising such subfund (including income accumulations therein).

In making such valuations, the Trustee may rely upon information supplied by any Investment Manager having investment responsibility over the particular subfund.

     4.2.2. Adjustment of Accounts. The Principal Sponsor shall cause the value of each Account or portion of an Account invested in a particular subfund (including undistributed Total Accounts) to be increased (or decreased) from time to time for distributions, contributions, investment gains (or losses) and expenses charged to the Account.

     4.2.3. Rules. The Committee shall establish additional rules for the adjustment of Accounts, including the times when contributions shall be credited under Section 3 for the purposes of allocating gains or losses under this
Section 4.

21. MANAGING AND INVESTING FUNDS. Effective for Plan Years beginning on or after January 1, 2000, Section 4.3 of the Plan Statement shall be amended to read in full as follows:

4.3. Management and Investment of Fund. The Fund in the hands of the Trustee, together with all additional contributions made thereto and together with all net income thereof, shall be controlled, managed, invested, reinvested and ultimately paid and distributed to Participants and Beneficiaries and alternate payees by the Trustee with all the powers, rights and discretions generally possessed by trustees, and with all the additional powers, rights and discretions conferred upon the Trustee under this Plan Statement. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of the Committee, an Investment Manager, a Participant, a Beneficiary or an alternate payee, and subject to the directions of the Committee with respect to the payment of benefits hereunder, the Trustee shall have the exclusive authority to manage and control the assets of the Fund and shall not be subject to the direction of any person in the discharge of its duties, nor shall its authority be subject to delegation or modification except by formal amendment of this Plan Statement.

22. MATURITY. Effective for all Events of Maturity occurring on or after January 1, 2000, Section 6 of the Plan Statement shall be amended to read in full as follows:

                                    SECTION 6

                                    MATURITY

6.1. Events of Maturity. A Participant's Total Account shall mature and the Vested portion shall become distributable in accordance with Section 7 upon the earliest occurrence of any of the following events while in the employment of the Employer or an Affiliate:

     (a)  the Participant's death;

     (b) the Participant's termination of employment, whether voluntary or involuntary;

     (c) the attainment of age seventy and one-half (70-1/2) years by a Participant who is a five percent (5%) owner (as defined in Appendix
          B) at any time during the year in which the Participant attained age seventy and one-half (70-1/2) years and the crediting of any amounts to such a Participant's Account after such time; or

     (d)  the Participant's Disability;

provided, however, that a transfer from Recognized Employment to employment with the Employer that is other than Recognized Employment or a transfer from the employment of one Employer participating in the Plan to another such Employer or to any Affiliate shall not constitute an Event of Maturity.

6.2. Forfeitures.

     6.2.1. Forfeiture of Nonvested Portion of Accounts. Following the occurrence of a Participant's Event of Maturity, the non-Vested portion of the Participant's Regular Account, if any, shall be forfeited as soon as administratively practicable on or after the Participant's forfeiture event. A forfeiture event shall occur with respect to a Participant upon the earliest of:

     (a) the occurrence after an Event of Maturity of five (5) consecutive One-Year Breaks in Service,

     (b) the distribution after an Event of Maturity to (or with respect to) a Participant of the entire Vested portion of the Total Account of the Participant,

     (c) the death of the Participant at a time and under circumstances which do not entitle the Participant to be fully (100%) Vested in the Participant's Total Account, or

     (d) the Event of Maturity of a Participant who has no Vested interest in the Participant's Total Account.

     6.2.2. Restoration Upon Rehire After Forfeiture. If the Participant returns to employment with the Employer or an Affiliate after the non-Vested portion of the Participant's Regular Account has been forfeited and before the Participant has five (5) consecutive One-Year Breaks in Service, the amount so forfeited shall be restored to the Participant's Regular Account as of the Valuation Date coincident with or next following the date the Participant returns (without adjustment for gains or losses after such forfeiture).

     6.2.3. Use of Forfeitures. Forfeitures shall be used for the following purposes (and, unless the Principal Sponsor determines otherwise, in the following order): to make restorations for rehired

Participants of the same Employer as required in Section 6.2.2, to reduce Employer contributions, to reduce Plan expenses in the Plan Year in which the Participant's forfeiture event occurred or in the succeeding Plan Year, or to correct errors, omissions and exclusions. To the extent forfeitures are used to reduce Employer contributions, they shall be added as soon as administratively practicable to the reduced Employer contribution, if any, to be allocated to the Regular Accounts of all Participants employed by the same Employer as provided in Section 3.1. Any forfeitures remaining at the termination of the Plan shall be considered to be a discretionary contribution and shall be allocated to the Regular Accounts of Participants in the same ratio in which the Recognized Compensation of each such eligible Participant for the Plan Year bears to the Recognized Compensation for such Plan Year of all such eligible Participants.

     6.2.4. Source of Restoration. The amount necessary to make the restoration required under Section 6.2.2 shall come first from the forfeitures of Participants of the rehiring Employer. If such forfeitures are not adequate for this purpose, the rehiring Employer shall make a contribution adequate to make the restoration (in addition to any contributions made under Section 3). If the Participant is rehired by an Affiliate that is not an Employer, the amount necessary to make the restoration shall come first from the forfeitures of Participants of the Principal Sponsor and, if such forfeitures are not adequate for this purpose, then the Principal Sponsor shall make a contribution adequate to make the restoration (in addition to any contributions made under Section 3).

23. EXCEPTION FOR SMALL AMOUNTS. Effective for Plan Years beginning on or after September 1, 1997, Section 7.1.2 of the Plan Statement shall be amended to read in full as follows:

     7.1.2. Exception for Small Amounts. A Vested Total Account which does not exceed Five Thousand Dollars ($5,000) shall be distributed automatically in a single lump sum as soon as administratively practicable after the Participant's Event of Maturity without an application for distribution. A Participant who has no Vested interest in the Participant's Total Account as of the Participant's Event of Maturity shall be deemed to have received an immediate distribution of the Participant's entire interest in the Plan as of such Event of Maturity.

24. REQUIRED NOTICES. Effective for providing required notices for distributions payable on or after January 1, 2000, Section 7.1.4 of the Plan Statement shall be amended to read in full as follows:

     7.1.4. Notices. The Committee will issue such notices as may be required under sections 402(f), 411(a)(11), 417(a)(3) and other sections of the Code in connection with distributions from the Plan, and no distribution will be made unless it is consistent with such notice requirements. Generally, distributions may not commence as of a date that is more than ninety (90) days or less than thirty (30) days after such notices are given to the Participant. Distribution may commence less than thirty (30) days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations or the notice required under section 1.402(f)-1 of the Income Tax Regulations is given, provided however, that:

     (a) the Committee clearly informs the distributee that the distributee has a right to a period of at least thirty (30) days after receiving such notices to consider whether or not to elect distribution and, if applicable, to elect a particular distribution option;

     (b) the distributee, after receiving the notice, affirmatively elects a distribution; and

     (c) the distributee may revoke an affirmative distribution election by notifying the Committee of such revocation prior to the date as of which such distribution is to be made; and

     (d) the date as of which distribution is to be made is at least seven (7) days after the date the distributee received the notice required under section 417(a)(3) of the Code.

25. ELIGIBLE ROLLOVER DISTRIBUTION. Effective for all distributions occurring on or after January 1, 2000, Section 7.1.5(a) of the Plan Statement shall be amended to read in full as follows:

     (a) Eligible rollover distribution means any distribution of all or any portion of a Total Account to a distributee who is eligible to elect a direct rollover except (i) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over the life expectancy of such distributee and such distributee's designated Beneficiary, and (ii) any distribution that is one of a series of substantially equal installments payable not less frequently than annually over a specified period of ten (10) years or more, and (iii) any distribution to the extent of such distribution is required under section 401(a)(9) of the Code, and (iv) any hardship distribution described under 401(k)(2)(B)(i)(IV) of the Code that is made after December 31, 1999, and (v) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

26. TIME OF DISTRIBUTION. Effective for distributions occurring on or after January 1, 2000, the introductory paragraph to Section 7.2 and Section 7.2.1 of the Plan Statement shall be amended to read in full as follows:

7.2. Time of Distribution. Upon the receipt of a proper application for distribution from the distributee after the occurrence of an Event of Maturity effective as to a Participant, and after the right of the distributee to receive a distribution has been established, the Committee shall cause the Trustee to determine the value of the Participant's Vested Total Account and to make distribution of such Vested Total Account as soon as administratively practicable after the distributee requests a distribution.

Distribution, however, shall not be made or commenced as of a date which is earlier than nor later than the dates specified below:

     7.2.1. Earliest Beginning Date. Distribution shall not be made earlier than the earliest beginning date.

     (a) Participant. If the distributee is a Participant, the earliest beginning date is the Participant's Event of Maturity.

     (b) Beneficiary. If the distributee is a Beneficiary of a Participant, the earliest beginning date is the date of such Participant's death.

Distribution shall not be made, however, as of a date which is earlier than the date the Committee receives any required application for distribution and any required notice period has expired.

27. TIME OF DISTRIBUTION. Effective for distributions occurring on or after January 1, 2000, Section 7.2.2 of the Plan Statement shall be amended to read in full as follows:

     7.2.2. Required Beginning Date. Distribution shall be made or commenced not later than the required beginning date applicable to the distributee.

     (a) Participant. If the distributee is a Participant who is not a five percent (5%) owner (as defined in Appendix B), then the Participant's required beginning date is the later of (i) the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years, or (ii) the April 1 following the calendar year in which the Participant terminates employment.

     (b) Special Rule for Participant who is a Five Percent (5%) Owner. If the distributee is a Participant who is a five percent (5%) owner (as defined in Appendix B) at any time during the Plan Year in which such Participant attains age seventy and one-half (70-1/2) years, then the Participant's required beginning date is the April 1 following the calendar year in which the Participant attains age seventy and one-half (70-1/2) years.

     (c) Beneficiary. If the distributee is the Beneficiary of a Participant, then the Beneficiary's required beginning date is the December 31 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's death; provided, however, that if the Beneficiary is the surviving spouse of the Participant and if distributions will be made to such surviving spouse in the Life Annuity Contract, the required beginning date is the December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70-1/2) years.

28. FORMS OF DISTRIBUTIONS. Effective for distributions occurring on or after September 1, 1997, Section 7.3.2 of the Plan Statement shall be amended to read in full as follows:

     7.3.2. Presumptive Form. The selection of a form of distribution shall be subject, however, to the following:

     (a) Required Lump Sum. As provided in Section 7.1.2, if the value of the Participant's Vested Total Account does not exceed Five Thousand Dollars ($5,000)), the distribution shall be made in a single lump sum.

     (b) Married Participant. In the case of any distribution which is to be made:

          (i)  when paragraph (a) above is not applicable, and

          (ii) to a Participant who is married on the date when such distribution is to be made, and

         (iii) to a Participant who has not rejected distribution in the form of a QJ&SA contract,

          distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a QJ&SA contract. A Participant may reject distribution in the form of a QJ&SA contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of a lump sum form of distribution not more than ninety (90) days before the date of distribution. Such a rejection may be made or revoked at any time and any number of times until the date of distribution. A rejection shall not be effective unless the Participant's spouse consents. To be valid, the consent of the spouse must be in writing, must acknowledge the effect of the distribution, must be witnessed by a notary public, must be given during the ninety
          (90) day period before the date of distribution and must relate to that specific distribution. The consent of the spouse must be to a lump sum form of distribution. The Participant may elect to change the form of distribution to the QJ&SA contract without any requirement of further spousal consent. The consent of the spouse shall be irrevocable and shall be effective only with respect to that spouse. Distribution shall not commence more than ninety (90) days after nor, subject to Section 7.1.4, less than thirty (30) days after the date the Participant is furnished with a written explanation of the terms and conditions of the QJ&SA contract, the Participant's right to reject, and the effect of rejecting, distribution in the form of the QJ&SA contract, the requirement for the consent of the Participant's spouse, the right to revoke a prior rejection of distribution in the form of a QJ&SA contract, and the right to make any number of further revocations or rejections until the date of distribution.

     (c) Unmarried Participant. In the case of any distribution which is to be made:

          (i)  when paragraph (a) above is not applicable, and

          (ii) to a Participant who is not married on the date when such distribution is to be made, and

         (iii) to a Participant who has not rejected distribution in the form of a Life Annuity contract,

          distribution shall be effected for such Participant by applying the entire Vested Total Account to purchase and distribute to such Participant a Life Annuity contract. A Participant may reject distribution in the form of a Life Annuity contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of a lump sum form of distribution not more than ninety (90) days before the date of distribution. Such a rejection may be made or revoked at any time and any number of times until the date of distribution. Distribution shall not commence more than ninety (90) days after nor, subject to Section 7.1.4, less than thirty (30) days after the Participant is furnished with a written explanation of the terms and conditions of the Life Annuity contract, the Participant's right to reject, and the effect of rejecting, distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the date of distribution.

     (d)  Surviving Spouse. In the case of a distribution which is made:

          (i)  when paragraph (a) above is not applicable, and

          (ii) to the surviving spouse of a Participant, and

         (iii) when such surviving spouse has not rejected distribution in the form of a Life Annuity contract,

          distribution shall be effected for such surviving spouse by applying the entire Vested Total Account to purchase and distribute to such surviving spouse a Life Annuity contract. A surviving spouse may reject distribution in the form of a Life

          Annuity contract by filing with the Committee an affirmative written rejection of distribution in that form and an election of a lump sum form of distribution not more than ninety (90) days before the date of distribution. Such a rejection may be made or revoked at any time and any number of times until the date of distribution. Distribution shall not commence more than ninety (90) days after nor, subject to Section 7.1.4, less than thirty (30) days after the Participant is furnished with a written explanation of the terms and conditions of the Life Annuity contract, the surviving spouse's right to reject, and the effect of a rejection of, distribution in the form of the Life Annuity contract, the right to revoke a prior rejection of distribution in the form of a Life Annuity contract, and the right to make any number of further revocations or rejections until the date of distribution.

     (e) QJ&SA Contract. A QJ&SA contract is an immediate annuity contract issued as an individual policy or under a master or group contract which provides for a monthly annuity payable to and for the lifetime of the Participant beginning as of the date of distribution with a survivor annuity payable monthly after the death of the Participant to and for the lifetime of the surviving spouse of the Participant (to whom the Participant was married on the date as of which the first payment is due) in an amount equal to fifty percent (50%) of the amount payable during the joint lives of the Participant and the surviving spouse. The contract shall be a QJ&SA contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse.

     (f) Life Annuity Contract. A Life Annuity contract is an immediate annuity contract issued as an individual policy or under a group or master contract which provides for a monthly annuity payable to and for (i) the lifetime of an unmarried Participant beginning as of the date of distribution, or (ii) the lifetime of the surviving spouse of a Participant beginning as of the date of distribution. The contract shall be a Life Annuity contract only if it is issued on a premium basis which does not discriminate on the basis of the sex of the Participant or the surviving spouse.

29. DISCLAIMERS BY AND DEFINITIONS OF BENEFICIARIES. Effective with respect to Participants who die on or after January 1, 2000, Sections 7.4.4 and 7.4.5 of the Plan Statement shall be amended to read in full as follows:

     7.4.4. Disclaimers by Beneficiaries. A Beneficiary entitled to a distribution of all or a portion of a deceased Participant's Vested Total Account may disclaim his or her interest therein subject to the following requirements. To be eligible to disclaim, a Beneficiary must not have received a distribution of all or any portion of a Vested Total Account at the time such disclaimer is executed and delivered, and, if a natural person, must have attained legal age as of the date of the disclaimer. Any disclaimer must be in writing and must be executed by the Beneficiary before a notary public. A disclaimer shall state that the

Beneficiary's entire interest in the undistributed Vested Total Account is disclaimed or shall specify what portion thereof is disclaimed. To be effective, duplicate original executed copies of the disclaimer must be both executed and actually delivered to both the Committee and to the Trustee after the date of the Participant's death but not later than nine (9) months after the date of the Participant's death. A disclaimer shall be irrevocable when delivered to both the Committee and the Trustee. A disclaimer shall be considered to be delivered to the Committee or the Trustee only when actually received by the Committee or the Trustee (and in the case of a corporate Trustee, shall be considered to be delivered only when actually received by a trust officer familiar with the affairs of the Plan). The Committee (and not the Trustee) shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a disclaimer that complies with the foregoing requirements, the Beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a Beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 8 and shall not be considered to be an assignment or alienation of benefits in violation of federal law prohibiting the assignment or alienation of benefits under this Plan. No other form of attempted disclaimer shall be recognized by either the Committee or the Trustee. The foregoing requirements are solely for the purpose of disclaiming benefits under the Plan, and compliance with these requirements does not assure that the disclaimer will be valid for tax purposes or any other purposes. It is the exclusive responsibility of the disclaimant to assure compliance with any and all necessary requirements to assure proper tax treatment of the disclaimer if that is one of its intended purposes.

     7.4.5. Definitions. When used herein and, unless the Participant has otherwise specified in the Participant's Beneficiary designation, when used in a Beneficiary designation, "issue" means all persons who are lineal descendants of the person whose issue are referred to, subject to the following:

     (a) a legally adopted child and the adopted child's lineal descendants always shall be lineal descendants of each adoptive parent (and of each adoptive parent's lineal ancestors);

     (b) a legally adopted child and the adopted child's lineal descendants never shall be lineal descendants of any former parent whose parental rights were terminated by the adoption (or of that former parent's lineal ancestors); except that if, after a child's parent has died, the child is legally adopted by a stepparent who is the spouse of the child's surviving parent, the child and the child's lineal descendants shall remain lineal descendants of the deceased parent (and the deceased parent's lineal ancestors);

     (c) if the person (or a lineal descendant of the person) whose issue are referred to is the parent of a child (or is treated as such under applicable law) but never received the child into that parent's home and never openly held out the child as that parent's child (unless doing so was precluded solely by death), then neither the child nor the child's lineal descendants shall be issue of the person.

"Child" means an issue of the first generation; "per stirpes" means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and "survive" and "surviving" mean living after the death of the Participant.

30. FACILITY OF PAYMENT. Effective for distributions occurring on or after January 1, 2000, Section 7.7 of the Plan Statement shall be amended to read in full as follows:

7.7. Facility of Payment. In case of the legal disability, including minority, of a Participant, Beneficiary or alternate payee entitled to receive any distribution under the Plan, payment shall be made, if the Committee shall be advised of the existence of such condition:

     (a) to the duly appointed guardian or conservator of such Participant, Beneficiary or alternate payee, or

     (b) to the duly appointed attorney-in-fact or other legal representative of such Participant, Beneficiary or alternate payee, but only if the appointment has been made in a manner approved by the Trustee, or

     (c) to a person or institution entrusted with the care or maintenance of the incompetent or disabled Participant, Beneficiary or alternate payee, provided, however, such person or institution has satisfied the Committee that the payment will be used for the best interest and assist in the care of such Participant, Beneficiary or alternate payee, and provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator, attorney-in-fact or other legal representative of such Participant, Beneficiary or alternate payee as provided above.

Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of the Employer, the Committee, the Trustee and the Fund therefor.

31. AMENDMENT. Effective January 1, 2000, Section 9.1 of the Plan Statement shall be amended to read in full as follows:

9.1. Amendment. The Principal Sponsor reserves the power to amend this Plan Statement in any respect and either prospectively or retroactively or both:

     (a)  in any respect by resolution of its Board of Directors; and

     (b) in any respect that does not materially increase the cost of the Plan by action of the Committee (with the written concurrence of the Chief Executive Officer of the Principal Sponsor);

provided that no amendment shall be effective to reduce or divest the Total Account of any Participant unless the same shall have been adopted with the consent of the Secretary of Labor pursuant to the provisions of ERISA, or in order to comply with the provisions of the Code and the regulations and rulings thereunder affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto. Notwithstanding the foregoing, no amendment shall be effective to increase the duties of the Trustee without its consent. No oral or written statement shall be effective to amend the Plan Statement unless it is duly authorized by the Board of Directors or the Committee. The power to amend the Plan Statement may not be delegated. Notwithstanding anything in this Plan Statement to the contrary, the Committee may adopt rules to facilitate compliance with the rules and requirements of the Securities Exchange Commission, including Section 16, which rules may limit rights under the Plan for certain Participants.

32. DISCONTINUANCE OF CONTRIBUTIONS AND TERMINATION OF PLAN. Effective for Plan Years beginning on or after January 1, 2000, Section 9.2 of the Plan Statement shall be amended to read in full as follows:

9.2. Discontinuance of Contributions and Termination of Plan. The Principal Sponsor reserves the right to reduce, suspend or discontinue its contributions to the Plan and to terminate the Plan herein embodied in its entirety. Notwithstanding anything in this Plan Statement to the contrary, if the Principal Sponsor applies to the Internal Revenue Service for a ruling that the termination of the Plan does not adversely affect its qualified status, then all distributions (other than required distributions under Section 7.1.3) and the making of new loans shall be suspended upon termination of the Plan pending the receipt of a favorable determination.

33. OTHER TRUST POWERS. Effective for Plan Years beginning on or after January 1, 2000, the introductory paragraph to Section 10.6 of the Plan Statement shall be amended to read in full as follows:

10.6. Other Trust Powers. Except to the extent that the Trustee is subject to the authorized and properly given investment directions of a Participant, Beneficiary, alternate payee, Investment Manager or the Committee (and in extension, but not in limitation, of the rights, powers and discretions conferred upon the Trustee herein), the Trustee shall have and may exercise from time to time in the administration of the Plan and the Fund, for the purpose of distribution after the termination thereof, and for the purpose of distribution of Vested Total Accounts, without order or license of any court, any one or more or all of the following rights, powers and discretions:

34. ALTERNATE PAYEES. Effective January 1, 2000, the phrase "Participants and Beneficiaries" shall be replaced with "Participants, Beneficiaries and alternate payees" each time it appears in Section 10.6 of the Plan Statement.

35. EXHAUSTION OF ADMINISTRATIVE REMEDIES. Effective for all claims filed on or after January 1, 2000, Section 11.4 of the Plan Statement shall be amended by adding thereto the following new Sections 11.4.4, 11.4.5, 11.4.6 and 11.4.7:

     11.4.4. Deadline to File Claim. To be considered timely under the Plan's claim and review procedure, a claim must be filed with the Committee within one
(1) year after the claimant knew or reasonably should have known of the principal facts upon which the claim is based. If or to the extent that the claim relates to a failure to effect a Participant's or Beneficiary's investment directions, the one (1) year period shall be thirty (30) days.

     11.4.5. Exhaustion of Administrative Remedies. The exhaustion of the claim and review procedure is mandatory for resolving every claim and dispute arising under this Plan. As to such claims and disputes:

     (a) no claimant shall be permitted to commence any legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, until the claim and review procedure set forth herein have been exhausted in their entirety; and

     (b) in any such legal action all explicit and all implicit determinations by the Committee (including, but not limited to, determinations as to whether the claim, or a request for a review of a denied claim, was timely filed) shall be afforded the maximum deference permitted by law.

     11.4.6. Deadline to File Legal Action. No legal action to recover Plan benefits or to enforce or clarify rights under the Plan under section 502 or section 510 of ERISA or under any other provision of law, whether or not statutory, may be brought by any claimant on any matter pertaining to this Plan unless the legal action is commenced in the proper forum before the earlier of:

     (a) thirty (30) months after the claimant knew or reasonably should have known of the principal facts on which the claim is based, or

     (b) six (6) months after the claimant has exhausted the claim and review procedure.

     If or to the extent that the claim relates to a failure to effect a Participant's or Beneficiary's investment directions, the thirty (30) month period shall be nineteen (19) months.

     11.4.7. Knowledge of Fact by Participant Imputed to Beneficiary. Knowledge of all facts that a Participant knew or reasonably should have known shall be imputed to every claimant who is or claims to be a Beneficiary of the Participant or otherwise claims to derive an entitlement by reference to the Participant for the purpose of applying the previously specified periods.

36. PLAN ADMINISTRATION. Effective for Plan Years beginning on or after January 1, 2000, Section 12.9 of the Plan Statement shall be amended to read in full as follows:

12.9. Named Fiduciaries. The Principal Sponsor, the Committee and the Trustee shall be named fiduciaries for the purpose of section 402(a) of ERISA.

37. SECTION 415 APPENDIX. Effective for Plan Years beginning on or after September 1, 1995, Appendix A to the Plan Statement shall be amended by substituting therefor the Appendix A attached to this amendment.

38. QUALIFIED DOMESTIC RELATIONS ORDER APPENDIX. Effective for Plan Years beginning on or after January 1, 2000, Appendix C to the Plan Statement shall be amended by substituting therefor the Appendix C attached to this amendment.

39. HIGHLY COMPENSATED EMPLOYEE APPENDIX. Effective for Plan Years beginning on or after September 1, 1997, Appendix D to the Plan Statement shall be deleted without replacement.

40. PLAN NAME. Effective January 1, 2000, Sections 1.1.23 and 1.1.24 (formerly Sections 1.1.21 and 1.1.2) shall be amended to read in full as follows:

     1.1.23. Plan -- the tax-qualified money purchase pension plan of the Employer established for the benefit of employees eligible to participate therein, as first set forth in the Prior Plan Statement and as amended and restated in this Plan Statement. (As used herein, "Plan" refers to the legal entity established by the Employer and not to the documents pursuant to which the Plan is maintained. Those documents are referred to herein as the "Prior Plan Statement" and the "Plan Statement.") The Plan shall be referred to as the "ENTEGRIS, INC. PENSION PLAN."

     1.1.24. Plan Statement -- this document entitled "ENTEGRIS, INC. PENSION PLAN TRUST AGREEMENT (1995 Restatement)" as adopted by the Principal Sponsor generally effective as of September 1, 1995, as the same may be amended from time to time.

41. SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Plan Statement shall continue in full force and effect.

     IN WITNESS WHEREOF, Each of the Parties hereto has caused these presents to be executed, all as of the day and year first above written.


ENTEGRIS, INC.:                         FLUOROWARE, INC.:



By _______________________________      By _______________________________

   Its ___________________________         Its ___________________________


And ______________________________      And ______________________________

    Its __________________________          Its __________________________


TRUSTEES:


__________________________________


__________________________________


__________________________________


__________________________________